1933 Act Registration No. 333-121412
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                          EVERGREEN MONEY MARKET TRUST
                     (Evergreen Treasury Money Market Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

                          EVERGREEN MONEY MARKET TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                   SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


February 16, 2005


Dear Shareholder,

         On November 1, 2004, SouthTrust Corporation merged into Wachovia Corporation and management of the combined company undertook the process of comparing product offerings within the SouthTrust and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund"), a series of SouthTrust Funds, you are invited to vote on proposals (1) to merge SouthTrust Fund into Evergreen Treasury Money Market Fund ("Evergreen Fund"), a mutual fund within the Evergreen family of funds (the "Merger") and (2) to approve an Investment Advisory Agreement (the "Advisory Agreement") for SouthTrust Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to Evergreen Fund. The Board of Trustees of SouthTrust Funds has approved the Advisory Agreement and the Merger and recommends that you vote FOR both proposals.

         If approved by shareholders, this is how the Merger will work:

o SouthTrust Fund will transfer all of its assets and identified liabilities to Evergreen Fund, a series of Evergreen Money Market Trust.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your SouthTrust Fund shares that will be cancelled. You will receive Class I shares of Evergreen Fund in exchange for your shares of SouthTrust Fund. The number of shares and the total value of your investment will not change as a result of the Merger.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.
o It is expected that your receipt of Class I shares of Evergreen Fund in the Merger will be a non-taxable event for you for federal income tax purposes.

         Details about Evergreen Fund's investment objective, principal investment strategies, principal risks, portfolio management team, performance, fees and expenses, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for March 2005). Please take the time to familiarize yourself with this information.

         Votes on both proposals will be cast at a special meeting of SouthTrust Fund's shareholders to be held on March 16, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call Investor Connect, our proxy solicitor, at 800-780-7527 (toll-free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If SouthTrust Fund does not receive your vote after several weeks, you may receive a telephone call from Investor Connect requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC.

         Thank you for taking this matter seriously and participating in this important process.

                                                    Sincerely,


                                                    /s/ Charles L. Davis, Jr.

                                                    Chief Executive Officer

                   SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 16, 2005



         A Special Meeting (the "Meeting") of Shareholders of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund"), a series of SouthTrust Funds, will be held at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 on March 16, 2005, at 2:00 p.m., Eastern Time, and any adjournment(s) thereof, for the following purposes, each of which is more fully described in the accompanying prospectus/proxy statement dated February 16, 2005:

1. To consider and act upon the Agreement and Plan of Reorganization, dated as of January 3, 2005 (the "Plan"), providing for the acquisition of all the assets of SouthTrust Fund by Evergreen Treasury Money Market Fund ("Evergreen Fund"), a series of Evergreen Money Market Trust, in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of SouthTrust Fund in liquidation and subsequent termination of SouthTrust Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SouthTrust Fund.


2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

3. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

         On behalf of SouthTrust Fund, the Board of Trustees of SouthTrust Funds has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders of SouthTrust Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                         By order of the Board of Trustees of SouthTrust Funds,




                           John D. Johnson
                           Secretary


February 16, 2005

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                   SOUTHTRUST U.S. TREASURY MONEY MARKET FUND,
                          a series of SouthTrust Funds
                                      into
                      EVERGREEN TREASURY MONEY MARKET FUND,
                    a series of Evergreen Money Market Trust


         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund") into Evergreen Treasury Money Market Fund ("Evergreen Fund"). If approved, the Merger will result in your receipt of Evergreen Fund Class I shares in exchange for your SouthTrust Fund shares. The investment objectives of the Funds are similar. SouthTrust Fund's goal is to provide as high a level of current income as is consistent with maintaining liquidity and stability of principal, while Evergreen Fund seeks to maintain stability of principal while earning current income and providing liquidity.


         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE
---------------------------------------------------------------- -----------------------------------------------------
See:                                                             How to get these documents:
---------------------------------------------------------------- -----------------------------------------------------
---------------------------------------------------------------- -----------------------------------------------------

Prospectus for SouthTrust Fund, dated June 30, 2004, as          The Funds make all of these documents available to
supplemented December 10, 2004.                                  you free of charge if you:

                                                                 o        Call 800-343-2898, or

Prospectus for Evergreen Fund, dated June 1, 2004, as            o        Write the Funds at either address below.
supplemented August 9, October 1 and December 9, 2004, which
accompanies this prospectus/proxy statement.                     You can also obtain any of these documents for a
                                                                 fee from the SEC if you:
Statement of additional information for SouthTrust Fund, dated   o Call the SEC at
202-942-8090, June 30, 2004.
                                                                 Or for free if you:
Statement of additional information for Evergreen Fund, dated    o Go to the EDGAR Database on the SEC's
June 1, 2004, as supplemented October 1, 2004.                    Website (http://www.sec.gov).

                                                                 Annual report for SouthTrust
                                                                 Fund, dated April 30, 2004.
                                                                 To ask questions about
                                                                 this prospectus/proxy statement:
Annual report for Evergreen Fund, dated January 31, 2004.        o        Call 800-780-7527, or
                                                                 o        Write to the Funds at either address below.
Semi-annual report for Evergreen Fund, dated July 31, 2004.


Statement of additional information, dated February 16, 2005,    The Funds' SEC file numbers are:
which relates to this prospectus/proxy statement and the
Merger.                                                          o SouthTrust Fund, 33-46190 and 811-6580; and
                                                                 o Evergreen Fund, 333-42181 and 811-08555.

---------------------------------------------------------------- -----------------------------------------------------

         Information relating to each Fund is contained in its prospectus, statement of additional information and, annual report, and Evergreen Fund's semi-annual report, as well as the Statement of Additional Information, dated February 16, 2005, is incorporated by reference into this prospectus/proxy statement. Each of these documents has been filed with the SEC Information that has been incorporated by reference into this prospectus/proxy statement is legally considered to be part of this prospectus/proxy statement.


         The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.


         The address of Evergreen Fund is 200 Berkeley Street, Boston,
                               Massachusetts 02116
                           (Telephone: 800-343-2898).
      The address of SouthTrust Fund is 420 North 20th Street, Birmingham,
                                 Alabama 35203
                           (Telephone: 888-735-3441).



               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 16, 2005


                                TABLE OF CONTENTS


SUMMARY OF THE MERGER...........................................................3
    What are the key features of the Merger?....................................3

    After the Merger, what class of shares of Evergreen Fund will I own?........3
    How do the Funds' investment objectives, principal investment strategies and risks compare?..............................................................3
    How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?......................................4
    How do the Funds' performance records compare?..............................5
    Who will be the Investment Advisor of my Fund after the Merger?  What will the advisory fee and sub-advisory fee be after the Merger?..................7
    Are there any legal proceedings pending against the Evergreen funds and/or
    EIMC?.......................................................................7
    What will be the primary federal tax consequences of the Merger?............8


    RISKS.......................................................................8
    What are the principal risks of investing in each Fund?.....................8

MERGER INFORMATION..............................................................9
    Reasons for the Merger......................................................9
    Agreement and Plan of Reorganization........................................10
    Federal Income Tax Consequences.............................................11
    Pro Forma Capitalization....................................................12
    Distribution of Shares......................................................13
    Calculating the Share Price.................................................13
    Purchase and Redemption Procedures..........................................14
    Short-Term Trading Policy...................................................14
    Exchange Privileges.........................................................14
    Distribution and Tax Policies...............................................15

INFORMATION ON SHAREHOLDERS' RIGHTS.............................................15
    Form of Organization........................................................15
    Capitalization..............................................................15
    Shareholder Liability.......................................................16
    Shareholder Meetings and Voting Rights......................................16
    Liquidation.................................................................16
    Liability and Indemnification of Trustees...................................17

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT.............................17

    The Investment Advisor and Evaluation by the Trustees.......................17
    Terms of the Advisory Agreement.............................................18
    Fees Paid Under the Advisory Agreement......................................18
    More Information about EIMC.................................................18
    Principal Executive Officers and Directors of EIMC..........................19
    Additional Information......................................................19


VOTING INFORMATION CONCERNING THE MEETING.......................................19

    Shareholder Information.....................................................21


FINANCIAL STATEMENTS AND EXPERTS................................................22
LEGAL MATTERS...................................................................22
ADDITIONAL INFORMATION..........................................................22
OTHER BUSINESS..................................................................22
INSTRUCTIONS FOR EXECUTING PROXY CARDS..........................................23
OTHER WAYS TO VOTE YOUR PROXY...................................................23
EXHIBIT A--Form of Agreement and Plan of Reorganization.........................A-1
EXHIBIT B--Management's Discussion and Analysis of Evergreen Fund...............B-1
EXHIBIT C--Form of Advisory Agreement...........................................C-1


                              SUMMARY OF THE MERGER




         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus, statement of additional information and annual report, Evergreen Fund's semi-annual report, and in the Agreement and Plan of Reorganization.


What are the key features of the Merger?

         The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the form of the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of SouthTrust Fund to Evergreen Fund in exchange for Class I shares of Evergreen Fund;


o the assumption by Evergreen Fund of the assets and identified liabilities of SouthTrust Fund (The identified liabilities consist only of those liabilities reflected on SouthTrust Fund's statement of assets and liabilities determined immediately preceding the Merger.);


o the liquidation of SouthTrust Fund by distributing the Class I shares of Evergreen Fund to SouthTrust Fund's shareholders and cancellation of all shares of SouthTrust Fund;

o the expected treatment of the receipt of Evergreen Fund shares by SouthTrust Fund's shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes;


o the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC ("EIMC").



     The Merger is scheduled to take place on or about March 18, 2005.

After the Merger, what class of shares of Evergreen Fund will I own?


         You will receive Class I shares of the Evergreen Fund in the Merger. The new shares you receive will have the same total value as your SouthTrust Fund shares as of the close of business on the day immediately prior to the Merger.


         The Board of Trustees of SouthTrust Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interest of SouthTrust Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of SouthTrust Fund's shareholders. The Trustees of Evergreen Money Market Trust have also approved the Plan on behalf of Evergreen Fund.

How do the Funds' investment objectives, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

--------------------- --------------------------------------------------------- --------------------------------------
                      SouthTrust Fund                                           Evergreen Fund
--------------------- --------------------------------------------------------- --------------------------------------
--------------------- --------------------------------------------------------- --------------------------------------

INVESTMENT            To provide as high a level of current income as is        Seeks to maintain stability of
OBJECTIVES            consistent with maintaining liquidity and stability of    principal while earning current

                      principal. income and providing liquidity.

--------------------- --------------------------------------------------------- --------------------------------------
--------------------- --------------------------------------------------------- --------------------------------------
                      o        Normally invests at least 80% of its net         o        Normally invests at least

PRINCIPAL                     assets in short-term direct obligations of the            80% of its net assets in
INVESTMENT                    U.S. Treasury or in repurchase agreements                 short-term U.S. Treasury
STRATEGIES                    collateralized by such obligations.                       obligations and repurchase

                      o        Seeks to maintain a portfolio with a weighted            agreements backed by such
                              average maturity of 60 days or less, in order             obligations.
                              to provide necessary cash flow to meet            o        Seeks to maintain a
                              redemption needs.                                         portfolio with a weighted

                      o        The portfolio managers strongly consider the             average maturity of 60 days
                              Fund's liquidity needs and interest rate trends           or less.
                              when making maturity and sector decisions for     o        The portfolio managers
                              the Fund.                                                 focus primarily on the

                      o        A "barbell" or "ladder" strategy is used with            interest rate environment in
                              a blend of Treasuries and repurchase                      determining which securities
                              agreements. In using a barbell structure, the             to purchase for the
                              Fund combines investments in longer maturity              portfolio. Generally, in a
                              Treasury bills with overnight repurchase                  rising rate environment, the
                              agreements. This structure offers a competitive           Fund will invest in
                              yield when Treasuries and repurchase agreements           securities of shorter
                              offer relative value. In using a ladder                   maturities. If interest
                              structure, the Fund invests in each maturity              rates are high, the Fund
                              range of the Treasury bill yield curve. The               will generally invest in
                              Fund attempts to maximize its yield through               securities with longer
                              ongoing relative value analysis. Changing                 maturities; however, the
                              economic and market events drive the Fund's               Fund will not acquire any
                              strategy and are continuously monitored.                  security with a remaining
                                                                                        maturity of greater than 397
                                                                                        days.
--------------------- --------------------------------------------------------- --------------------------------------

         A portion of the securities held by SouthTrust Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

         The following table highlights the principal risks of investing in each of the Funds. For a detailed comparison of the Funds' risks, see the section entitled "Risks".

------------------- ------------------------------------------------------------ ------------------ ------------------
Risk                Explanation                                                  SouthTrust Fund    Evergreen Fund
------------------- ------------------------------------------------------------ ------------------ ------------------
------------------- ------------------------------------------------------------ ------------------ ------------------
Interest Rate Risk  Interest rate risk is triggered by the tendency                     X                X
                    for the value of debt securities and certain dividend paying stocks to fall when interest rates go up.
------------------- ------------------------------------------------------------ ------------------ ------------------
------------------- ------------------------------------------------------------ ------------------ ------------------
Credit Risk         The value of a debt security is directly affected by                X                 X
                    the issuer's ability to repay principal and pay interest on time.
------------------- ------------------------------------------------------------ ------------------ ------------------

         Although both Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         Shares of SouthTrust Fund and the Class I shares of Evergreen Fund are not subject to any sales charges. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see the sections entitled "Purchase and Redemption Procedures" and "Exchange Privileges".

         The following tables allow you to compare the expenses of the two Funds. The amounts for the shares of SouthTrust Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended April 30, 2004. The amounts for the Class I shares of Evergreen Fund set forth in the following table and in the examples are based on actual expenses of Evergreen Fund for the year ended January 31, 2004.The table entitled "Evergreen Fund Pro Forma" also shows you what the expenses are estimated to be for the twelve months ended July 31, 2004, assuming the Merger takes place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-------------------------------------------------------------    -----------------------------------------------------
                      SouthTrust Fund                                          Evergreen Fund (Class I)
(based on expenses for the fiscal year ended April 30, 2004)         (based on expenses for the fiscal year ended
                                                                                  January 31, 2004)
-------------------------------------------------------------    -----------------------------------------------------
---------------- ------- ---------- ----------- -------------    ---------------- --------- ---------- ---------------
Management Fees  12b-1   Share-holdeOther        Total Fund      Management Fees  12b-1     Other        Total Fund
                  Fees   Service     Expenses    Operating                          Fees    Expenses     Operating
                           Fees                   Expenses                                                Expenses


---------------- ------- ---------- ----------- -------------    ---------------- --------- ---------- ---------------
---------------- ------- ---------- ----------- -------------    ---------------- --------- ---------- ---------------
   0.50%(1)       None   0.25%(2)     0.16%       0.91%(3)            0.31%         None      0.14%        0.45%
---------------- ------- ---------- ----------- -------------    ---------------- --------- ---------- ---------------

--------------------------------------------------------------------------------------------------------------

                        Evergreen Fund Class I Pro Forma

                (based on what the estimated combined expenses of
                    Evergreen Fund would have been for the 12
                         months ended July 31, 2004)(4)

--------------------------------------------------------------------------------------------------------------
----------------------------- -------------------------- -------------------------- --------------------------
      Management Fees
                                     12b-1 Fees               Other Expenses               Total Fund
                                                                                       Operating Expenses
----------------------------- -------------------------- -------------------------- --------------------------
----------------------------- -------------------------- -------------------------- --------------------------
           0.31%                        None                       0.12%                      0.43%
----------------------------- -------------------------- -------------------------- --------------------------

(1) The investment advisor voluntarily waived a portion of the management fee, and can terminate this voluntary waiver at any time. The management fees paid by the Fund (after the voluntary waivers) was 0.36% for the fiscal year ended April 30, 2004.

(2) The shareholder servicing agent voluntarily waived a portion of the shareholder service fee. The shareholder servicing agent can terminate this voluntary waiver at any time. The shareholder services fees paid by the Fund (after the voluntary waiver) was 0.05% for the fiscal year ended April 30, 2004.

(3) Although not contractually obligated to do so, the investment advisor and the shareholder servicing agent waived 0.34% of fees so that Total Fund Operating Expenses, After Waivers, were 0.57% for the fiscal year ended April 30, 2004.

(4) Evergreen Fund will be the accounting survivor following the Merger.


         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in SouthTrust Fund versus Evergreen Fund, both before and after the Merger, and are for illustration purposes only. The examples assume a 5% average annual return that operating expenses are before voluntary waivers and remain the same and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.


Examples of Fund Expenses

------------------------------- ---------------------------------- ----------------------------------------
                                         SouthTrust Fund                  Evergreen Fund - Class I
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------------------------------------------------
                                                   Assuming Redemption at End of Period
------------------------------- ---------------------------------------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 1 year                                   $93                                   $46
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 3 years                                 $290                                  $144
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 5 years                                 $504                                  $252
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 10 years                               $1,120                                 $567
------------------------------- ---------------------------------- ----------------------------------------

               -----------------------------------------------------------------
                                      Evergreen Fund - Class I
                                              Pro Forma
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                                Assuming Redemption at End of Period
               -----------------------------------------------------------------
               ------------------------- ---------------------------------------
               After 1 year                                   $44
               ------------------------- ---------------------------------------
               ------------------------- ---------------------------------------
               After 3 years                                 $138
               ------------------------- ---------------------------------------
               ------------------------- ---------------------------------------
               After 5 years                                 $241
               ------------------------- ---------------------------------------
               ------------------------- ---------------------------------------
               After 10 years                                $542
               ------------------------- ---------------------------------------


How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance is not an indication of future results.

Year-by-Year Total Return (%)


         The tables below show the percentage gain or loss for the SouthTrust Fund and the Class I shares of Evergreen Fund for the past ten complete calendar years. The table should give you a general idea of the risks of investing in each Fund by showing how the Fund's return has varied from year-to-year for the periods shown. This table includes the effects of Fund expenses.

-----------------------------------------------------------------------------------------------------------------
                        SouthTrust Fund
-----------------------------------------------------------------------------------------------------------------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
               `95        `96        `97       `98      `99       `00        `01       `02       `03       '04
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
30%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
20%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
10%         5.48%                   5.07%     5.00%              5.80%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
5%                     4.87%                          4.61%                 3.54%     1.24%     0.54%    0.72%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
0%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-5%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-10%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------


                 Best Quarter:                         3rd Quarter 2000        +1.51%
                 Worst Quarter:                        4th Quarter 2003        -0.11%


  ---------- ------------------------------------------------------------------------------------------------------
                            Evergreen Fund (Class I)
  ---------- ------------------------------------------------------------------------------------------------------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
                `95       `96        `97       `98      `99        `00        `01       `02       `03       '04
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  30%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  20%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  10%        5.69%      5.09%     5.22%      5.14%              5.91%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------

  5%                                                  4.65%                3.66%      1.52%     0.70%     0.93%

  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  0
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  -5%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  -10%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------


                 Best Quarter:                         4th Quarter 2000        +1.54%
                 Worst Quarter:                        3rd Quarter 2003        -0.14%


         The following tables list each Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/2004).

Average Annual Total Returns (for the periods ended 12/31/2004)

------------------------------------------------------------------------------------------------------------
                                             SouthTrust Fund*
------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------- --------------- ---------------- ----------------------
                                                                                        Performance Since
                                        1 Year          5 Years         10 Years            Inception
                                                                                           (5/8/1992)
---------------------------------- ----------------- --------------- ---------------- ----------------------
---------------------------------- ----------------- --------------- ---------------- ----------------------
Return Before Taxes                     0.72%            2.35%            3.67%               3.58%
---------------------------------- ----------------- --------------- ---------------- ----------------------

*    To  obtain   current  yield   information   for   SouthTrust   Fund,   call
     800.843.8618.

------------------------------------------------------------------------------------------------------------
                                     Evergreen Fund -Class I Shares**
------------------------------------------------------------------------------------------------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
                                                                                        Performance Since
                                        1 Year          5 Years         10 Years            Inception
                                                                                            3/6/1991
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return Before Taxes                     0.93%            2.52%            3.83%               3.89%
------------------------------- -- ----------------- --------------- ---------------- ----------------------

**   To  obtain   current   yield   information   for   Evergreen   Fund,   call
     800.343.2898.

         For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Evergreen Fund is also contained in management's discussion of Evergreen Fund's performance, attached as Exhibit B to the prospectus/proxy statement. This information appears in Evergreen Fund's most recent annual report.

Who will be the Investment Advisor of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and SouthTrust Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Money Market Trust and the Board of Trustees of SouthTrust Funds, respectively.

Investment Advisor


         EIMC is the investment advisor to Evergreen Fund and, as of January 3, 2005, to SouthTrust Fund. Following are some key facts about EIMC:


         -----------------------------------------------------------------------
         o Is a subsidiary of Wachovia Corporation, the 4th largest bank holding company in the United States based on total assets as of December 31, 2004.
         o    Has been managing mutual funds and private accounts since 1932.

         o Manages over $104.6 billion in assets for the Evergreen funds as of December 31, 2004.
         o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116.

         -----------------------------------------------------------------------


Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------

         o    0.31% of the Fund's average daily net assets.

         -----------------------------------------------------------------------

         For the fiscal year ended January 31, 2004, the aggregate advisory fee paid to EIMC by Evergreen Fund was:

--------------------------------------------------------------------------------
o        0.31% of the Fund's average daily net assets.
--------------------------------------------------------------------------------


Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

         Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

         In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.


         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.


         In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

         Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.


What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, SouthTrust Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by SouthTrust Fund or its shareholders for federal income tax purposes, as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a SouthTrust Fund shareholder will be the same as the holding period and aggregate tax basis of shares of SouthTrust Fund previously held by such shareholder, provided that shares of SouthTrust Fund are held as capital assets. In addition, the holding period and tax basis of the assets of SouthTrust Fund in the hands of Evergreen Fund as a result of the Merger will be the same as the tax basis and holding period of such assets were in the hands of SouthTrust Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of SouthTrust Fund's identified liabilities.


                                      RISKS

What are the principal risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are identical due to the similarity of the Funds' investment objectives and policies of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.


------------------------------------------------------------- ------------------
SouthTrust Fund                                               Evergreen Fund
------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Interest Rate
              Risk. Both Funds invest exclusively in high quality,
                           short-term debt securities.

--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. Since both Funds invest principally in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of the debt security held by the Fund, the more the Fund is subject to interest rate risk. If interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay.


------------------------------------------------------------- ------------------
SouthTrust Fund                                               Evergreen Fund
------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Credit Risk.
            Both Funds invest exclusively in high quality, short-term
                                debt securities.

--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since each Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.


                               MERGER INFORMATION

Reasons for the Merger

         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and SouthTrust Corporation had managed the Evergreen family of funds and the SouthTrust family of funds, respectively. Since November 1, 2004, management of this newly-combined financial services company has undertaken the process of comparing product offerings within the SouthTrust and Evergreen fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated SouthTrust and Evergreen fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         At a special meeting held on December 9, 2004, all of the Trustees of SouthTrust Funds, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interest of SouthTrust Fund and its shareholders and that the interests of existing shareholders of SouthTrust Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Money Market Trust considered and approved the Merger at a regular meeting held on December 8-9, 2004. They determined that the Merger was in the best interest of Evergreen Fund and its shareholders, and that the interests of existing shareholders of Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees of SouthTrust Funds reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining SouthTrust Fund with Evergreen Fund. As of October 8, 2004, Evergreen Fund's total assets were approximately $3.0 billion and SouthTrust Fund's projected total assets for January 1, 2005 are approximately $1.1 billion. By merging into Evergreen Fund, shareholders of SouthTrust Fund would have the benefit of a larger fund with similar investment objective and policies, and greater investment flexibility.


         The Trustees of SouthTrust Funds also considered the past one-, three- and five-year and year-to-date performance history for both Funds, which has been higher for Evergreen Fund. For the one-year period ended September 30, 2004, the average annual total return for the Class I shares of Evergreen Fund was 0.71%, while the average annual total return for shares of SouthTrust Fund was 0.51%. For the three-year period ended on the same date, the average annual total return for the Class I shares of Evergreen Fund was 1.10%, while the average annual total return for shares of SouthTrust Fund was 0.90%. For the five-year period, ended on the same date, the average annual total return for Class I shares of Evergreen Fund was 2.70%, while the average annual total return for shares of SouthTrust Fund was 2.53%. For the year-to-date period, ended on the same date, the average annual total return for Class I shares of Evergreen Fund was 0.56%, while the average annual total return for shares of SouthTrust Fund was 0.41%.


         The Trustees of SouthTrust Funds also considered the relative expenses of the Funds. They noted that, the expense ratio of Evergreen Fund is lower than that of SouthTrust Fund both before and after the Merger.

         In addition, the Trustees of SouthTrust Funds considered among other things:

o        the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o compatibility of the Funds' investment objectives and principal investment strategies;

o the fact that EIMC will bear the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger;

o the fact that Evergreen Fund will assume the identified liabilities of SouthTrust Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o alternatives available to shareholders of SouthTrust Fund, including the ability to redeem their shares;

o    the investment experience, expertise and resources of EIMC;


o        the SEC investigation referred to above; and


o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

         In connection with their consideration of the Merger, the Trustees of SouthTrust Funds met with SouthTrust Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of SouthTrust Funds concluded that the proposed Merger would be in the best interests of SouthTrust Fund and its shareholders.

         In addition, Trustees of Evergreen Money Market Trust approved the Merger on behalf of Evergreen Fund.


Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this prospectus/proxy statement).

         The Plan provides that Evergreen Fund will acquire all of the assets of SouthTrust Fund in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund on or about March 18, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, SouthTrust Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date. Evergreen Fund will not assume any liabilities or obligations of SouthTrust Fund other than those reflected in an unaudited statement of assets and liabilities of SouthTrust Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Trustees and officers of SouthTrust Funds with certain indemnifications as set forth in the Plan.

         Shareholders of SouthTrust Fund will receive Class I shares of Evergreen Fund. The number of full (and fractional, if any) Class I shares of Evergreen Fund to be received by the shareholders of SouthTrust Fund will be determined by multiplying the number of full (and fractional, if any) shares of SouthTrust Fund by a factor which shall be computed by dividing the net asset value per share of the shares of SouthTrust Fund by the net asset value per share of the Class I shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class of shares of each Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. Evergreen Fund will then issue Class I shares to SouthTrust Fund to be distributed to its shareholders in exchange for their shares of SouthTrust Fund.

         State Street Bank and Trust Company, the custodian for Evergreen Fund and the expected custodian of SouthTrust Fund at the time of the Merger will compute the net asset value per share of both the SouthTrust Fund's and the Evergreen Fund's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         On or as soon after the Closing Date as is conveniently practicable, SouthTrust Fund will liquidate and distribute pro rata to SouthTrust Fund's shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by SouthTrust Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of SouthTrust Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account of SouthTrust Fund's shareholders will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to such shareholders. All issued and outstanding shares of SouthTrust Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, SouthTrust Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by SouthTrust Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding the approval by SouthTrust Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of SouthTrust Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by SouthTrust Fund, Evergreen Fund or their respective shareholders.

         If SouthTrust Fund shareholders do not approve the Merger, the Trustees of SouthTrust Funds will consider other possible courses of action which may be in the best interests of shareholders.


Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, SouthTrust Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of SouthTrust Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund followed by the distribution of Evergreen Fund's shares to the shareholders of SouthTrust Fund in liquidation of SouthTrust Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Fund and SouthTrust Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund;

         (3) No gain or loss will be recognized by SouthTrust Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to SouthTrust Fund's shareholders in exchange for their shares of SouthTrust Fund;

         (4) No gain or loss will be recognized by SouthTrust Fund's shareholders upon the exchange of their shares of SouthTrust Fund for shares of Evergreen Fund in liquidation of SouthTrust Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of SouthTrust Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund will include the period during which the shares of SouthTrust Fund exchanged therefor were held by such shareholder (provided that the shares of SouthTrust Fund were held as a capital asset on the date of the Merger); and

(6) The tax basis of the assets of SouthTrust Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to SouthTrust Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which such assets were held by SouthTrust Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of SouthTrust Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her SouthTrust Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of SouthTrust Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of SouthTrust Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.


Pro Forma Capitalization

         The following table sets forth the capitalization of SouthTrust Fund and Evergreen Fund as of July 31, 2004 and the capitalization of Evergreen Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and assuming the Merger had been consummated on that date. The pro forma data reflects an exchange ratio of 1.00 for each Class I share of Evergreen Fund issued for each share of SouthTrust Fund.


              Capitalization of SouthTrust Fund, Evergreen Fund and
                           Evergreen Fund (Pro Forma)*

--------------------------------- ------------------- --------------------- -------------------- ---------------------

                                   SouthTrust Fund       Evergreen Fund         Adjustments         Evergreen Fund

                                                                                                     (Pro Forma)
Net Assets

Class A                                          N/A          $454,227,144                  N/A          $454,227,144
Class S                                          N/A          $728,618,627                  N/A          $728,618,627
Class I                                          N/A        $1,833,243,533       $1,235,778,533        $3,069,032,066
SouthTrust Fund shares            $1,235,788,533                       N/A     ($1,235,778,533)                   N/A
                                  ------------------                   ---                                        ---
Total Net Assets                      $1,235,788,533        $3,016,089,304                   $0        $4,251,877,837

--------------------------------- ------------------- --------------------- -------------------- ---------------------
--------------------------------- ------------------- --------------------- -------------------- ---------------------
Net Asset Value Per Share

Class A                                          N/A                 $1.00                  N/A                 $1.00
Class S                                          N/A                 $1.00                  N/A                 $1.00
 Class I                                         N/A                 $1.00                  N/A                 $1.00
SouthTrust Fund shares                         $1.00                   N/A                  N/A                   N/A

--------------------------------- ------------------- --------------------- -------------------- ---------------------
--------------------------------- ------------------- --------------------- -------------------- ---------------------
Shares Outstanding

Class A                                                        454,417,254                  N/A           454,417,254
Class S                                                        728,618,639                  N/A           728,618,639
Class I                                          N/A         1,833,284,947        1,235,787,169         3,069,072,116
SouthTrust Fund shares                 1,235,787,169                   N/A      (1,235,787,169)                   N/A
                                       -------------                   ---      ---------------                   ---
Total Shares Outstanding               1,235,787,169         3,016,320,840                    0         4,252,108,009

--------------------------------- ------------------- --------------------- -------------------- ---------------------

         *Evergreen Fund will be the accounting survivor following the Merger.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.


Distribution of Shares

         EIS, a subsidiary of Wachovia Corporation, acts as underwriter of the shares of Evergreen Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of shares of SouthTrust Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers three classes of shares: Class A, Class I and Class S. Only Class I shares are involved in the Merger. SouthTrust Fund offers one class of shares, which is involved in the Merger. Each class of Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses").

         The following is a summary description of charges and fees for the Class I shares of Evergreen Fund that will be received by SouthTrust Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the Class I shares of Evergreen Fund and to shares of SouthTrust Fund are contained in each Fund's prospectus and statement of additional information.


         Sales Charges and Other Related Fees. Shares of SouthTrust Fund and the Class I shares of Evergreen Fund are sold at net asset value without any front-end sales charge or contingent deferred sales charge (CDSC) and, as indicated below, the Class I shares of Evergreen Fund are not subject to distribution-related or shareholder servicing-related fees, while shares of SouthTrust Fund are subject to a shareholder servicing fee. Class I shares of Evergreen Fund are only available to certain classes of investors as is more fully described in the prospectus for Evergreen Fund. However, SouthTrust Fund shareholders who receive the Class I shares of Evergreen Fund in the Merger may continue to make subsequent purchases of Class I shares. Additional information regarding the other classes of shares offered by Evergreen Fund is included in Evergreen Fund's prospectus and statement of additional information.


         Distribution-Related and Shareholder Servicing-Related Expenses. No Rule 12b-1 plan has been adopted by the Class I shares of Evergreen Fund or the SouthTrust Fund. SouthTrust Fund does pay a shareholder services fee at an annual rate of 0.25% of average daily net assets. For the fiscal year ended April 30, 2004, the amount paid in shareholder services fees by SouthTrust Fund after voluntary waivers was 0.05%. The shareholder servicing agent can terminate this voluntarily waiver at any time. For more information about shareholder service fees, see "What are the Funds' Fees and Expenses?" and "How are the Funds Sold?" for SouthTrust Fund in its prospectus and "How are the Funds Sold?" in its statement of additional information.


Calculating the Share Price

         The value of one share of Evergreen Fund, also known as the net asset value, or NAV, is calculated by adding up Evergreen Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Evergreen Fund's NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

         The price per share you pay for an Evergreen Fund purchase or the amount you receive for an Evergreen Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

         Shares become entitled to income distributions declared generally on the first business day following receipt by Evergreen Fund's transfer agent of payment for the shares.

         Each security held by Evergreen Fund is valued using the most current market price quotations for that security. However, Evergreen Fund will "fair value" securities when (i) quotations are not available from any outside source;
(ii) quotations are stale and there is no current trading activity in the security; or (iii) closing quotations as received from an outside source do not reflect the current market value. Evergreen Fund will price these securities at a fair value according to policies established by Evergreen Fund's Board of Trustees.

         Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine Evergreen Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in Evergreen Fund and Evergreen Fund holds securities priced at fair value, this may have the effect of diluting or increasing the shareholder's investment.

         Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.


Purchase and Redemption Procedures

         Investments in the Funds are not insured. The minimum initial purchase requirement for Class I shares of Evergreen Fund is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. If the Merger is approved, SouthTrust Fund shareholders will not be subject to this minimum initial investment requirement. The minimum initial purchase requirement for SouthTrust Fund is $1,000, with a $50 minimum for subsequent purchases. Both Funds reserve the right to reject any purchase order. All funds invested in each Fund are invested in full and fractional shares. For more information on the pricing and purchasing of shares of each Fund, see "Calculating the Share Price," "How to Buy Shares" and "How to Reduce or Eliminate Your Sales Charge" in Evergreen Fund's prospectus and "What Do Shares Cost?" and "How to Purchase Shares" in SouthTrust Fund's prospectus.

Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash. Both Funds may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. For more information on redeeming shares of each Fund, see "How to Redeem Shares" in Evergreen Fund's prospectus, and "How to Redeem and Exchange Shares" and "Account and Share Information" in SouthTrust Fund's prospectus.


Short-Term Trading Policy

         Excessive short-term trading in Evergreen Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of Evergreen Fund, harm Evergreen Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of Evergreen Fund's shares.

         To limit the negative effects on the funds of short-term trading, Evergreen Fund has adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, Evergreen Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if Evergreen Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. Evergreen Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, Evergreen Fund considers a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

         The Evergreen Fund attempts to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on Evergreen Fund's ability to detect and prevent trading that would violate these restrictions. For example, while Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with Evergreen Fund, Evergreen Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with Evergreen Fund. In the case of omnibus accounts, Evergreen Fund may not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of Evergreen Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of Evergreen Fund's trading restrictions may occur despite Evergreen Fund's efforts to prevent them.



Exchange Privileges


         Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families, except that currently shareholders of SouthTrust Fund may also exchange their shares for Class A shares of Federated Funds. Neither Fund imposes a sales charge on exchanges. An exchange within either fund family represents an initial investment in another fund and must meet any minimum investment requirements imposed by such fund. Evergreen Fund may limit exchanges to five per calendar year and three per calendar quarter, while SouthTrust Fund has no express limit on the number of exchanges. However, it may modify or terminate the exchange privilege at any time. The SouthTrust Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other SouthTrust Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Each Fund does, however, reserve the right to reject any purchase or exchange and to terminate an investor's investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. For more information on each Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Reduce or Eliminate the Sales Charge" and "How to Redeem Shares" in Evergreen Fund's prospectus and "How to Redeem and Exchange Shares" in SouthTrust Fund's prospectus.



Distribution and Tax Policies


         Each Fund distributes its investment company taxable net income monthly, and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions, and tax treatment, see "Account and Share Information" in SouthTrust Fund's prospectus and "Tax Information" in its statement of additional information and "The Tax Consequences of Investing in the Fund" in Evergreen Fund's prospectus. For information on the tax consequences to SouthTrust Fund shareholders of the Merger, see the section entitled "Merger Information - Federal Income Tax Consequences" .


         After the Merger, shareholders of SouthTrust Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of SouthTrust Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         Both Funds have qualified and intend to continue to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.


                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Money Market Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Money Market Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as "Declaration of Trust"), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law. SouthTrust Fund is a series of SouthTrust Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. SouthTrust Funds is organized as a Massachusetts business trust and is governed by its Master Trust Agreement (referred to herein as a "Trust Agreement"), By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in SouthTrust Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. Evergreen Fund's Declaration of Trust and SouthTrust Fund's Trust Agreement permit the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that Evergreen Money Market Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Money Market Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Money Market Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Money Market Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Evergreen Money Market Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Money Market Trust is remote.

         Under Massachusetts law, shareholders of SouthTrust Fund could, under certain circumstances, be held personally liable for the obligations of SouthTrust Funds. However, the Trust Agreement disclaims shareholder liability for acts or obligations of SouthTrust Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into, or executed by SouthTrust Funds, by the Trustees of SouthTrust Funds, its officers or otherwise. In addition, the Trust Agreement provides for indemnification out of all the property of SouthTrust Fund for all loss and expense of any shareholder of SouthTrust Fund held personally liable for the obligations of SouthTrust Funds solely by reason of the shareholder being or having been a shareholder of SouthTrust Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and SouthTrust Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Money Market Trust, on behalf of Evergreen Fund, nor SouthTrust Funds, on behalf of SouthTrust Fund, is required to hold annual meetings of shareholders. However, with respect to Evergreen Money Market Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Money Market Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Money Market Trust nor SouthTrust Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to SouthTrust Fund, a majority (greater than 50%) of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For SouthTrust Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of Trustees of SouthTrust Funds, which requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Money Market Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of SouthTrust Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Evergreen Fund or attributable to the class over the liabilities belonging to Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of Evergreen Fund held by them and recorded on the books of Evergreen Fund. In the event of liquidation of SouthTrust Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to SouthTrust Fund, the Trustees will distribute the remaining assets belonging to SouthTrust Fund ratably among the holders of outstanding shares of SouthTrust Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Money Market Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         Under the Trust Agreement and By-Laws of SouthTrust Trust, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Trustees of the SouthTrust Funds have voted to retain both their ability and the ability of officers of SouthTrust Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Money Market Trust and the Trust Agreement of SouthTrust Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware and Massachusetts law directly for more complete information.


               INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees


         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Subsequent to the merger of these publicly-traded bank holding companies, it was determined that SouthTrust Bank, the SouthTrust Fund's investment advisor, would be merged into Wachovia Bank, on or about January 3, 2005. In anticipation of that merger on December 9, 2004, the Trustees, all of whom were Independent Trustees, voted to terminate the existing Investment Advisory Agreement for SouthTrust Funds with SouthTrust Investment Advisors, a department of SouthTrust Bank (the "Prior Agreement"), and to approve an Investment Advisory Agreement for SouthTrust Funds with EIMC to become effective upon the merger of SouthTrust Bank and Wachovia Bank on January 3, 2005 and, subject to shareholder approval, to remain in effect until the earlier of the closing of the Merger (scheduled for March
2005) or May 31, 2005 (the "Advisory Agreement") pursuant to Rule 15a-4 of the 1940 Act. The Prior Agreement was last submitted to a vote of shareholders on August 27, 1992 with respect to SouthTrust Fund. Until the Advisory Agreement is approved by shareholders, advisory fees paid to EIMC under the Advisory Agreement will be paid into an escrow account at Wachovia Bank. Such fees will only be paid to EIMC if the Advisory Agreement included in this prospectus/proxy statement is approved by shareholders.

         The Trustees recognized that the purpose of the Advisory Agreement is to provide for the continuing management of the SouthTrust Fund in the same manner as currently provided for under the Prior Agreement, until such time as the Merger with Evergreen Fund is completed. The material factors considered by the Trustees in approving the Advisory Agreement were:

         (i) the expected nature and quality of services to be provided by EIMC to the SouthTrust Fund, including the fact that the existing investment management of the SouthTrust Fund is expected to continue under the Advisory Agreement;

         (ii)     the nature of the SEC investigation referred to above;

         (iii) the fact that there would be no change in the amount of advisory fees paid by SouthTrust Fund from amounts paid under the Prior Agreement, including the fact that EIMC has contractually agreed to waive fees and/or reimburse expenses in order to maintain the SouthTrust Fund's expense ratio in effect at the time EIMC begins to provide investment advisory services;

          (iv) the investment advisory experience and reputation of the personnel of EIMC, including the fact that the current investment personnel of SouthTrust Investment Advisors will continue managing the SouthTrust Fund under EIMC until the Merger;

          (v) the performance of EIMC in connection with its management of funds similar to SouthTrust Fund; and

          (vi)    the depth of EIMC's administrative support services.

         Based on these and other factors, the Trustees approved the Advisory Agreement and concluded that it was in the best interest of the SouthTrust Fund and its shareholders to recommend the approval of the Advisory Agreement to shareholders.




Terms of the Advisory Agreement

         The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, the form of which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of SouthTrust Funds, EIMC would be responsible for the day-to-day investment and reinvestment of SouthTrust Fund's securities, (2) that SouthTrust Fund will pay EIMC a maximum fee equal to 0.50% of average daily net assets; (3) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of SouthTrust Fund upon 60 days prior written notice; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Fees Paid Under the Advisory Agreements


         The Prior Agreement and the Advisory Agreement for SouthTrust Fund each provides that the investment advisor be paid a fee at the annual rate listed below:


  ------------------------------------------------------------------------------
o    0.50% of average daily net assets.

o EIMC agrees to contractually waive fees and/or reimburse expenses so that the Fund's Total Fund Operating Expenses do not exceed 0.58%.
  ------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on April 30, 2004, SouthTrust Fund paid $4,374,790 in aggregate advisory fees to SouthTrust Fund Advisors.

More Information about EIMC

         EIMC also serves as investment advisor to the following Evergreen Funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:

                                                                                        Annual Investment
                                                      Net Assets as of          Advisory Fee (as a Percent of Daily
                                                                                -----------------------------------

   Fund                                              September 30, 2004              Net Assets of the Fund)
   ----                                              ------------------              -----------------------
Evergreen Treasury Money Market Fund                   $2,981,658,958                         0.31%




Principal Executive Officers and Directors of EIMC

         The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

         Name                       Title


         Dennis H. Ferro            Director and President
         W. Douglas Munn            Director and Chief Operating Officer
         Richard S. Gershen         Director
         Christopher P. Conkey      Chief Investment Officer
         Matthew Moss               Chief Financial Officer
         Michael H. Koonce Chief Legal Officer and Secretary
         Barbara A. Lapple Chief Compliance Officer and Senior Vice President


Additional Information


SouthTrust Bank was custodian of the securities and cash of SouthTrust Fund until its merger into Wachovia Bank on January 3, 2005, when Wachovia Bank became the Fund's custodian. For these services, SouthTrust Fund paid custody fees in the amount of $85,761 for the fiscal year ended April 30, 2004. SouthTrust Bank was a wholly-owned subsidiary of SouthTrust Corporation until the merger of that corporation into Wachovia Corporation in November 2004.




                    VOTING INFORMATION CONCERNING THE MEETING


         This prospectus/proxy statement is being sent to shareholders of SouthTrust Fund in connection with a solicitation of proxies by the Trustees of SouthTrust Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., Eastern time, on March 16, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, and at any adjournment(s) thereof. This prospectus/proxy statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of SouthTrust Fund on or about February 16, 2005. Only shareholders of record as of the close of business on January 7, 2005 (the "Record Date") will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

         If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Signed but unmarked proxies on which no instructions are given will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matter deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger and against the Advisory Agreement, which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement which is received by the Trust prior to the Meeting; (ii) properly executing and delivering a subsequent proxy, which is received by SouthTrust Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger contemplated thereby and FOR approval of the Advisory Agreement.

         The holders of a majority of the shares of SouthTrust Fund outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of the Merger will require the affirmative vote of a majority (greater than 50%) of SouthTrust Fund's shares voted at the Meeting, assuming a quorum (at least a majority of the Fund's shares entitled to vote) is present. Approval of the Advisory Agreement requires the vote of a majority of the outstanding voting securities of SouthTrust Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the SouthTrust Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of SouthTrust Fund outstanding on the Record Date.


         In voting for the Merger and the Advisory Agreement, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of SouthTrust Funds (who will not be paid for their soliciting activities). In addition, Investor Connect, the Fund's proxy solicitor, may make proxy solicitations. Investor Connect has been engaged to assist the solicitation of proxies at an estimated cost of $1,050, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, vote by telephone or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.) As discussed above, any proxy given by you is revocable.

         If SouthTrust Fund shareholders do not vote to approve the Merger and/or the Advisory Agreement, the Trustees of SouthTrust Fund will consider other possible courses of action in the best interests of shareholders. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting. Any adjournments will require an affirmative vote by a majority of the shares entitled to vote on the proposal present in person or by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

         A SouthTrust Fund shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Trust Agreement of SouthTrust Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of SouthTrust Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of SouthTrust Fund may wish to consult their tax advisors as to any differing consequences of redeeming SouthTrust Fund shares prior to the Merger or exchanging such shares in the Merger for Evergreen Fund shares.

         SouthTrust Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by SouthTrust Fund in a reasonable period of time prior to the time before SouthTrust Fund solicits proxies for that meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise SouthTrust Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of SouthTrust Fund.

Shareholder Information


         As of the Record Date, 995,853,329.680 shares of beneficial interest of SouthTrust Fund were outstanding.


         As of the Record Date, the officers and Trustees of SouthTrust Funds beneficially owned as a group less than 1% of the outstanding shares of SouthTrust Fund. To SouthTrust Fund's knowledge, the following persons owned beneficially or of record 5% or more of the outstanding shares of SouthTrust Fund as of the Record Date:

-------------------------------------- ------------------- ----------------------------- -----------------------------

Name and Address                         No. of Shares        Percentage of Shares           Percentage of Shares
                                                                  Before Merger                  After Merger

-------------------------------------- ------------------- ----------------------------- -----------------------------
-------------------------------------- ------------------- ----------------------------- -----------------------------

LYNSPEN & CO                            497,138,696.270              49.92 %                        25.47%
ATTN MUTUAL FUNDS
PO BOX 830804
BIRMINGHAM AL  35283-0804


-------------------------------------- ------------------- ----------------------------- -----------------------------
-------------------------------------- ------------------- ----------------------------- -----------------------------

LYNSPEN & CO                            193,676,316.750              19.45 %                        9.92%
ATTN PAT KULOVITZ
PO BOX 2554
BIRMINGHAM AL  35290-2554


-------------------------------------- ------------------- ----------------------------- -----------------------------
-------------------------------------- ------------------- ----------------------------- -----------------------------

LYNSPEN & CO                            151,637,106.880              15.23 %                        7.77%
DIMENSION ACCOUNT
PO BOX 830804
BIRMINGHAM AL  35283-0804


-------------------------------------- ------------------- ----------------------------- -----------------------------
-------------------------------------- ------------------- ----------------------------- -----------------------------

FISERV SECURITIES INC                    89,039,566.640               8.94 %                        4.56%
CASH BALANCE SWEEPS ACCT
2005 MARKET STREET
ONE COMMERCE SQUARE 11TH FLOOR
PHILADELPHIA PA  19103-7042


-------------------------------------- ------------------- ----------------------------- -----------------------------
-------------------------------------- ------------------- ----------------------------- -----------------------------

LYNSPEN & CO                             64,125,642.670               6.44 %                        3.28%
ATTN MUTUAL FUNDS
PO BOX 830804
BIRMINGHAM AL  35283-0804


-------------------------------------- ------------------- ----------------------------- -----------------------------

         As of the Record Date, the officers and Trustees of Evergreen Money
Market Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Money Market Trust's knowledge, the following persons owned beneficially or of record 5% or more of any of the following classes of Evergreen Fund's outstanding shares as of the Record Date:


-------------------------------------- -------- ---------------------- ------------------------- ---------------------------

Name and Address                        Class       No. of Shares      Percentage of Shares of    Percentage of Shares of
----------------                        -----       -------------      ------------------------   ------------------------
                                                                         Class Before Merger         Class After Merger

-------------------------------------- -------- ---------------------- ------------------------- ---------------------------
-------------------------------------- -------- ---------------------- ------------------------- ---------------------------

WACHOVIA BANK                             I        635,940,141.110              66.50%                     32.58%
TRUST ACCOUNTS
ATTN: GINNY BATTEN
301 S TRYON ST 11th Fl CMG-1151
CHARLOTTE, NC 28202


-------------------------------------- -------- ---------------------- ------------------------- ---------------------------
-------------------------------------- -------- ---------------------- ------------------------- ---------------------------

BYRD & CO                                 I        286,550,996.050              29.96%                     14.68%
C/O FIRST UNION NAT'L BK
SWEEP FUNDS PROCESSING PA 4903
123 S BROAD ST
PHILADELPHIA, PA 19109-1029

-------------------------------------- -------- ---------------------- ------------------------- ---------------------------

THE TRUSTEES OF SOUTHTRUST FUNDS RECOMMEND APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT.



                        FINANCIAL STATEMENTS AND EXPERTS

         The annual report of SouthTrust Fund, dated April 30, 2004, the annual report of Evergreen Fund, dated January 31, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein into this prospectus/proxy statement and into the Registration Statement in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The semi-annual report of Evergreen Fund as of July 31, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement.


                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D. C.

                             ADDITIONAL INFORMATION

         SouthTrust Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.


                                 OTHER BUSINESS

         The Trustees of SouthTrust Funds do not intend to present any other business at the Meeting other than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.



February 16, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
        c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee



     TRUST ACCOUNTS


     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                     John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                            John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.


                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1.   Read the prospectus/proxy statement and have your proxy card at hand.
2.   Call the toll-free number indicated on your proxy card.
3.   Enter the control number found on your proxy card.
4.   Follow the simple recorded instructions.


     Vote By Internet:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Investor Connect, our proxy solicitor, at 800-780-7527 (toll free).

                                                                     EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Money Market Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Treasury Money Market Fund series (the "Acquiring Fund"), and the SouthTrust Funds, a Massachusetts business trust, with its principal place of business at 420 North 20th Street, Birmingham, Alabama 35203 (the "Selling Fund Trust"), with respect to its SouthTrust U.S. Treasury Money Market Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES
 AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING
                                      FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee and officer of the Selling Fund Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under the Selling Fund Trust's Master Trust Agreement and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D&O insurance coverage for the Trustees and officers of the Selling Fund Trust for a period of three years following the Closing Date.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)), which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class I shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. State Street Bank and Trust Company shall make all computations of value in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 21, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof, and except for any liability under the Trust's administrative services agreement with Federated Services Company, as to which Evergreen Investment Management Company has agreed to hold the Trust harmless.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since April 30, 2004, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at January 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein

                  (g) Since January 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.


                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Reed Smith, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under Chapter 182. Voluntary Associations and Certain Trust of the Annotated Laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Reed Smith, LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in or made reasonable inquiry about conferences with officers and other representatives of the Selling Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Trust's officers and other representatives of the Selling Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:
                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct; and

                  (d) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

                                    ARTICLE IX

                                     EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof, provided however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                            EVERGREEN MONEY MARKET TRUST ON BEHALF OF EVERGREEN TREASURY MONEY MARKET FUND


                            By: /s/ Maureen E. Towle

                            Name: Maureen E. Towle

                            Title:   Authorized Officer




                            SOUTHTRUST FUNDS ON BEHALF OF SOUTHTRUST U.S. TREASURY MONEY MARKET FUND


                            By: /s/ Charles L. Davis, Jr.

                            Name: Charles L. Davis, Jr.

                            Title:   Authorized Officer



                            EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                            Solely for the purposes of Articles 1.3 and 9.1 of the Agreement,

                            By: /s/ Michael H. Koonce

                            Name: Michael H. Koonce

                            Title: Authorized Officer

                                                                     EXHIBIT B

                                      MD&A

FUND AT A GLANCE as of January 31, 2004

                                 MANAGEMENT TEAM

                                 J. Kellie Allen
                          Customized Fixed Income Team
                                  Lead Manager
          PERFORMANCE AND RETURNS* 1 Portfolio inception date: 3/6/1991

                                                                  Class A               Class S               Class I
Class inception date                                              3/6/1991             6/30/2000              3/6/1991
Average annual return
1 year                                                             0.38%                 0.11%                 0.68%
5 year                                                             2.89%                 2.68%                 3.20%
10 year                                                            3.82%                 3.71%                 4.13%
7-day annualized yield                                             0.29%                 0.04%                 0.59%
30-day annualized yield                                            0.28%                 0.04%                 0.58%
* The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

7-DAY ANNUALIZED YIELD


FUND AT A GLANCE continued

                       This space left intentionally blank

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class S prior to its inception is based on the performance of Class A, one of the original classes offered along with Class I. The historical returns for Class S have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class
S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class S would have been lower.

The advisor is reimbursing the fund for other expenses and a portion of the 12b-1 fee for Class S. Had the fees and expenses not been reimbursed, returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

Class  S  shares  are  sold  through   certain   broker  dealers  and  financial
institutions which have selling agreements with the fund's distributor.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of January 31, 2004, and subject to change.

ABOUT THE FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 to July 31, 2004.

 Actual expenses
The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.




                           Beginning                 Ending            Expenses
                           Account                   Account           Paid During
                           Value                     Value             Period*
                           2/1/2004         7/31/2004______________________
---------------------------------------------------------------------------
Actual                     $1,000.00                 $1,001. 75                 $3.68
Class A           $1,000.00                 $1,000.39                  $5.02
Class S                    $1,000.00                 $1,003.24                  $2.19
Hypothetical
(5% return
before expenses)
Class A           $1,000.00                 $1,021.18                  $3.72
Class S                    $1,000.00                 $1,019.84                  $5.07
Class I                    $1,000.00                 $1,022.68                  $2.21_________
----------------------------------------------------------------------------------------------
* For each class of the Fund expenses are equal to the annualized expense ratio of each class (0.74% for Class A, 1.01% for Class S and 0.44% for Class I),
multiplied by the average account value over the period, multiplied by 182 / 366 days.



                                                                       EXHIBIT C




                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of January 3, 2005, between SouthTrust Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and Evergreen Investment Management Company, LLC (the "Adviser"), a registered investment adviser and department of Wachovia Bank.

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act'); and

         WHEREAS, the Company has six investment portfolios: SouthTrust U.S. Treasury Money Market Fund, SouthTrust Bond Fund, SouthTrust Value Fund, SouthTrust Income Fund, SouthTrust Alabama Tax-Free Income Fund, and SouthTrust Growth Fund (the "Portfolios"); and

         WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Portfolios, and the Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Company hereby appoints the Adviser to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Company has furnished the Adviser with properly certified and authenticated copies of each of the following:

                  (a) The Company's Master Trust Agreement dated March 4, 1992 as amended from time to time (the "Master Trust Agreement");

                  (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the "By-Laws");

                  (c) Resolutions of the Company's Board of Trustees authorizing the appointment of the Adviser as investment adviser and approving this Agreement;

                  (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 5, 1992 and all amendments thereto;

                  (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and under the 1940 Act as filed with the SEC on March 5, 1992 and all amendments thereto; and

                  (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus").

         The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management.

                  (a) Subject to the supervision of the Company's Board of Trustees, the Adviser will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

                  (b) The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

                  (c) In the event that the Company establishes additional portfolios with respect to which it desires to retain The Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

                  (d) The Adviser further agrees that it:

                           (i) will comply with all applicable Rules and
Regulations of the SEC, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                           (ii) will select broker-dealers in accordance with
guidelines established by the Company's Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services);

                           (iii) will maintain books and records with respect to
the securities transactions of the
Company's Portfolios, and will furnish the Company's Board of Trustees with such periodic, regular and special reports as the Board may request; and

                           (iv) will treat confidentially and as proprietary
information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         4. Services Not Exclusive. The investment management services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Company will pay the Adviser and the Adviser will accept as full compensation therefor, subject to the provisions of paragraph 6, above, a fee, computed daily and paid monthly (in arrears), at an annual rate of .50% of the average daily net assets of the SouthTrust U.S. Treasury Money Market Fund, .60% of the average daily net assets of the SouthTrust Bond Fund, .75% of the average daily net assets of the SouthTrust Value Fund, .60% of the average daily net assets of the SouthTrust Income Fund, .75% of the average daily net assets of the SouthTrust Growth Fund, and .60% of the average daily net assets of the SouthTrust Alabama Tax-Free Income Fund." net assets of the Bond Fund and .75% of the average daily net assets of the Stock Fund.

         Such fees shall be paid into escrow until such time as the Company's shareholders approve this Agreement in the manner required by applicable law.

         If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state in which shares of a Portfolio are qualified for sale, the Adviser will reimburse the applicable Portfolio for such excess expenses. The obligation of the Adviser to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee payable by such Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

         8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Adviser in the performance of its obligations and duties under this Agreement.

         9. Duration and Termination.

                  (a) With respect to each Portfolio, this Agreement shall continue in effect until the effective date of the reorganization of such Portfolio into a comparable Evergreen Fund; provided, however that if the shareholders of such Portfolio have not approved this Agreement within 150 days from the date hereof, this Agreement shall terminate with respect to that Portfolio.

                  (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios) or by the Adviser on sixty days' written notice.

                  (c) This Agreement will immediately terminate in the event of its assignment.

                  (d) As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning of such terms in the 1940 Act.

                  (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

         11. Names. The term "SouthTrust Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Company dated March 4, 1992 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only to the trust property of the Company, as provided in the Master Trust Agreement of the Company. The execution and delivery of this Agreement has been authorized by the Trustees of the Company and signed by the President of the Company, acting as such; and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

         12. Regulation S-P Compliance.

                  (a) The Company and the Adviser hereby acknowledge that the Fund may disclose shareholder "nonpublic personal information" ("NPI") as contemplated by Regulation S-P, 17 CFR Page 248, to the Adviser as agent of the Fund and solely in furtherance of fulfilling the Adviser's contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders. The Fund and the Adviser further acknowledge that Regulation S-P permits financial institutions, such as the Fund, to disclose NPI of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI") ; and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI").

                  (b) The Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Adviser in accordance with the limited exception set forth in 17 CFR ss. 248.13.

                  (c) The Adviser further represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

o insure the security and confidentiality of records and NPI of Fund customers,
o protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and
o protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

                  (d) The Adviser may redisclose Section 248.13 NPI only to: (i) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (ii) affiliated persons of the Adviser ("Adviser Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (iii) a third party not affiliated with the Adviser ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Adviser received the information in the first instance; and (iv) a Nonaffiliated Third Party under the service provider and joint marketing exception (ss.248.13), provided the Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

                  (e) The Adviser may redisclose Section 248.14 NPI and Section
248.15 NPI to: (i) the Funds and Fund Affiliates; (ii) Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (iii) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

                  (f) The Adviser is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                SOUTHTRUST FUNDS

                                By: /s/ Beth S. Broderick

                                Name: Beth S. Broderick

                                Title: Vice President




                                EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                                By: /s/ Christopher P. Conkey

                                Name: Christopher P. Conkey

                                Title: Executive Managing Director

                                                             January 3, 2005


SouthTrust Funds
420 North 20th Street
Birmingham, AL 35203

         In connection with the Investment Advisory Agreement dated January 3, 2005, by and between SouthTrust Funds ("the Funds") and Evergreen Investment Management Company, LLC ("EIMC"), EIMC hereby agrees to waive fees and/or reimburse expenses of any Fund incurred or accrued commencing on the date EIMC commences serving as the investment adviser to the Fund to the extent that the Fund's Total Operating Expenses during that period as a percentage of Fund's average net assets during that period on an annualized basis would otherwise exceed the percentage for that Fund set forth below:

               SouthTrust U.S. Treasury Money Market Fund - 0.58%
                          SouthTrust Value Fund - 1.01%
                          SouthTrust Bond Fund - 0.93%
                         SouthTrust Income Fund - 0.73%
                 SouthTrust Alabama Tax Free Income Fund - 0.69%
                         SouthTrust Growth Fund - 1.20%

         This agreement may be terminated by EIMC after May 31, 2005 upon 60 days' written notice by EIMC to the Funds, provided, however, that any such termination shall not relieve EIMC of its obligation hereunder with respect to any period prior to the termination date.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                  Evergreen Investment Management Company, LLC

                                  By: /s/ Christopher P. Conkey
                                  Title: Executive Managing Director


Agreed and Accepted To:

SOUTHRTUST FUNDS


By: /s/ Beth S. Broderick
Title: Vice President

                          EVERGREEN MONEY MARKET TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                   SOUTHTRUST U.S. TREASURY MONEY MARKET FUND

                                   a Series of

                                SOUTHTRUST FUNDS
                              420 North 20th Street
                            Birmingham, Alabama 35203

                        By and In Exchange For Shares of

                      EVERGREEN TREASURY MONEY MARKET FUND

                                   a Series of

                          EVERGREEN MONEY MARKET TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund"), a series of SouthTrust Funds, to Evergreen Treasury Money Market Fund ("Evergreen Fund"), a series of Evergreen Money Market Trust, in exchange for Class I shares (to be issued to holders of SouthTrust Fund shares of SouthTrust Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of SouthTrust Fund, dated June 30, 2004;

(2) The Statement of Additional Information of Evergreen Fund, dated June 1, 2004, as supplemented October 1, 2004;

(3)           Annual Report of SouthTrust Fund, dated April 30, 2004;

(4)           Annual Report of Evergreen Fund, dated January 31, 2004;

(5)           Semi-annual Report of Evergreen Fund, dated July 31, 2004; and

(6)           Pro Forma Financial Statements as of July 31, 2004.

         After the Merger, Evergreen Fund will be the accounting and performance survivor.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of SouthTrust Fund dated February 16, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to SouthTrust Funds at the address or phone number set forth above.

         The date of this Statement of Additional Information is February 16, 2005.

Statement of Additional Information

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND

A PORTFOLIO OF SOUTHTRUST FUNDS

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SouthTrust U.S. Treasury Money Market Fund (Fund) dated June 30, 2004. This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-843-8618.



June 30, 2004



                     Contents
                     How is the Fund Organized?
                     Securities in Which the Fund Invests
                     How is the Fund Sold?
                     Exchanging Securities for Shares
                     Subaccounting Services
                     Redemption in Kind
                     Massachusetts Partnership Law
                     Account and Share Information
                     Tax Information
                     Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance?
                     Financial Information
                     Addresses
Cusip 844734103

G00859-05 (6/04)





HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of SouthTrust Funds (Company). The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees has established five diversified and one non-diversified investment portfolios. This SAI relates to SouthTrust U.S. Treasury Money Market Fund. The Fund's investment adviser is SouthTrust Investment Advisors (Adviser), a registered investment adviser and a department of SouthTrust Bank.


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

Following is a table that indicates which types of securities are a:

P = Principal investment of the Fund; or

A = Acceptable (but not principal) investment of the Fund;

Fixed Income Securities                  A
     Treasury Securities                 P
     Zero Coupon Securities              A
Variable Rate Demand Instruments         A
Special Transactions                     A
     Repurchase Agreements               P
     Reverse Repurchase Agreements       A
    Delayed Delivery                     A
        To Be Announced Securities       A
        Securities Lending 1             A
       Asset Coverage                    A
Investing in Securities of Other         A
Investment Companies
Illiquid Securities                      A

1. Such loans will not exceed 33 1/3% of the Fund's total assets. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

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SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Zero Coupon Securities

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months. The Fund will invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. Variable and floating rate instruments held by the Fund maybe subject to the Fund's 10% limitation on illiquid investments when the Fund cannot demand payment of the principal amount within seven days absent a reliable trading market.

Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced (TBA) Securities

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies and managing its uninvested cash. The Fund will only invest in money market funds that seek to maintain a $1.00 net asset value (NAV) and that invest in securities eligible for direct purchase by the Fund. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

Illiquid Securities

The Fund may invest up to 10% of the total value of its net assets in securities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Fund to be illiquid.

INVESTMENT RISKS

Although there are many factors which may effect an investment in the Fund, the principal risks of investing in a U.S. Treasury money market fund are described below.

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations provided, however, that the Treasury Money Market Fund may in no event invest more than 5% of its total assets in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry and in securities the interest upon which is paid from revenues of similar types of projects, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940 Act (1940 Act).

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

8.   Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions insecurities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act.

Regulatory Compliance

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7
(Rule), which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders. In addition, because the Fund's name refers to treasuries, it will notify shareholders at least 60 days in advance of any change it its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in obligations of the U.S. Treasury or in repurchase agreements collateralized by such obligations.

DETERMINING MARKET VALUE OF SECURITIES

The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Company, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank, may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees, in significant amounts, out of the assets of the Distributor. These fees do not come out of Fund assets. The Distributor may be reimbursed by the Adviser or its affiliates.

These supplemental payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental payments, an investment professional may also receive Service Fees.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company's obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

As of June 1, 2004, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the U.S. Treasury Money Market Fund:
FISERV Securities Inc., Philadelphia, PA, owned approximately 94,457,894 Shares (7.31%); Lynspen & Co., Birmingham, AL, owned approximately 1,197,935,793 Shares (86.67%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION


FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by the Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Company comprises six portfolios.

As of June 1, 2004, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

        Name
     Birth Date                                                 Aggregate
      Address                                                 Compensation
Positions Held with   Principal Occupation(s) for Past Five   From Company
      Company          Years, Other Directorships Held and    (past fiscal
 Date Service Began             Previous Positions                year)


  William O. Vann * Principal Occupations: President and         $12,000
  Birth Date:       Chairman, Vann Family Investments LLC;
January 28, 1942    Trustee and Past Chairman, The Childrens'
P.O. Box 10645      Hospital of Alabama.
Birmingham, AL      Previous Position:  Chairman and Chief
TRUSTEE             Executive Officer, Young & Vann
Began serving:      Supply Co. (since 1987); Partner, B&B
April1992           Investments.

Thomas M. Grady.*   Principal Occupations:  Partner of the       $12,000
Birth Date: July    law firm of Hartsell & Williams,
25, 1941            P.A.; Member, Board of Directors,
P.O. Box 2          Pfeiffer University; Trustee, Cannon
                    Foundation.
708 McLain Road
Kannapolis, NC
TRUSTEE
Began serving:
March 1996

Billy L. Harbert,   Principal Occupations:  President and        $12,000
Jr. *               Chief Executive Officer, B.L. Harber
Birth Date: May 23, International LLC (construction).
1965
                    Other Directorships Held:
B.L. Harbert        Member/Shareholder, Bonaventure Capital,
International LLC   LLC; Member /Shareholder, Bonaventure
820 Shades Creek    Partners LLC; Board Member/ Shareholder,
Parkway             Founders Trust Company, Inc.; and Member
Birmingham, AL      /Shareholder, Treble Range Partners, LLC.
TRUSTEE
Began serving:
March1998

Charles G. Brown,   Principal Occupation:  President, Tubular    $13,200
III                 Products Company (since 1985); Managing
Birth Date:         Partner, Red Hollow Partnership.
November 27, 1953
Tubular Products
Co.
1400 Red Hollow Road
Birmingham, AL
CHAIRMAN AND TRUSTEE
Began serving:
April 1992

Russell W. Chambliss Principal Occupations:  President  and       $12,000
Birth Date:          Chief Executive Officer, Mason
December 26, 1951    Corporation (manufacturer of roll formed
Mason Corporation    aluminum and steel products).
123 Oxmoor Road
Birmingham, AL
TRUSTEE
Began serving:
April 1992

                    Principal Occupation: Sr. Managing           $12,000
Dr. Lawrence W.     Partner, Greer Capital Advisers;
Greer               President, S.C.O.U.T. Corp.
Birth Date: October
26, 1944            Other Directorships Held: Chairman, Board
Greer Capital       of Directors, Southern BioSystems;
Advisers LLC        Director, Daily Access Concepts, Inc.,
                    Electronic HealthCare Systems, Inc.,
2200 Woodcrest      Cumberland Pharmaceutical, Biotechnology
Place, Suite        Association of Alabama, and Research
309                 Foundation- University of Alabama at
Birmingham, AL      Birmingham.
TRUSTEE
Began serving:
October 1999

                      Principal Occupation: President, Jones       $12,000
George H. Jones, III  & Kirkpatrick PC (accounting firm).
Birth Date: April
1, 1950
Jones &
Kirkpatrick PC
300 Union Hill
Drive
Birmingham, AL
TRUSTEE

Began Serving:
August 2001
--------------------------------------------------------------------------------

* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation. Each "interested" Trustee has resigned from the Company effective as of the close of the June 4, 2004
     Board Meeting.

OFFICERS**
Name
Birth Date
Address
Positions Held with Company    Principal Occupation(s) and Previous Positions

Richard S. White, Jr.        Principal Occupations: Division President, SouthTrust
                             Capital Management Group.
Birth Date: March 14, 1934   Previous Positions: Executive Vice President,
SouthTrust Bank              SouthTrust Capital Management Group.
420 North 20th Street
Birmingham, AL
PRESIDENT
Began Serving: March 2002


Charles L. Davis,            Principal Occupations: Vice President, Managing
Jr.                          Director of Mutual Fund Services, Federated Services
Birth Date: March            Company, and President, Edgewood Services, Inc..
23,  1960
Federated                    Previous Positions: President, Federated Clearing
Investors Tower              Services and Director, Business Development, Mutual
1001 Liberty                 Fund Services, Federated Services Company.
Avenue
Pittsburgh, PA
CHIEF EXECUTIVE
OFFICER
Began Serving:
December 2002


Edward C. Gonzales           Principal Occupations: Executive Vice President of
Birth Date:                some of the Funds in the Federated Fund Complex; Vice
October 22, 1930             Chairman, Federated Investors, Inc.; Trustee,
                             Federated Administrative Services.
Federated Investors Tower
1001 Liberty Avenue          Previous Positions:  President and Trustee or Director
Pittsburgh, PA               of some of the Funds in the Federated Fund Complex;
EXECUTIVE VICE PRESIDENT     CEO and Chairman, Federated Administrative Services;
Began Serving: December 2002 Vice President, Federated Investment Management
                             Company, Federated Investment Counseling, Federated
                             Global Investment Management Corp. and Passport
                             Research, Ltd.; Director and Executive Vice President,
                             Federated Securities Corp.; Director, Federated
                             Services Company; Trustee, Federated Shareholder
                             Services Company.


Charles A. Beard             Principal Occupation: Senior Vice President,
Birth Date: October 26, 1946 SouthTrust Asset Management.
SouthTrust Bank
420 North 20th Street        Previous Positions:  Senior Vice President and
Birmingham, AL               Marketing Director, SouthTrust Capital Management
VICE PRESIDENT               Group.
Began Serving: March 2002


                             Principal Occupation:  Vice President, Federated
Beth S. Broderick            Services Company (1997 to present).
Birth Date: August 2, 1965   Previous Positions:  Client Services Officer,
Federated Investors Tower    Federated Services Company (1992-1997).
1001 Liberty Avenue
Pittsburgh, PA
VICE PRESIDENT
Began Serving: July 1998


Richard J. Thomas            Principal Occupation: Principal Financial Officer and
                             Treasurer of the Federated Fund Complex; Senior Vice
Birth Date: June 17, 1954    President, Federated Administrative Services.
Federated Investors Tower
1001 Liberty Avenue          Previous Positions: Vice President, Federated
Pittsburgh, PA               Administrative Services; held various management
TREASURER                    positions within Funds Financial Services Division of
Began Serving: December 2002 Federated Investors, Inc.


John D. Johnson              Principal Occupation: Counsel, Reed Smith LLP
Birth Date: November 8, 1970
                             Previous Positions: Associate Corporate Counsel,
Federated Investors Tower    Federated Investors, Inc. (1999 to 2002); Associate,
1001 Liberty Avenue          Kirkpatrick & Lockhart LLP (1997 to 1999).
Pittsburgh, PA
SECRETARY
Began Serving: March 2001
-------------------------------------------------------------------------------------

** Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD
                                                                       MEETINGS
                                                                       HELD
  BOARD      COMMITTEE                                                 DURING LAST
COMMITTEE     MEMBERS                 COMMITTEE FUNCTIONS              FISCAL YEAR

  Audit  Dr. Lawrence W.  The Audit Committee reviews and recommends      Five
         Greer            to the full Board the independent auditors
                          to be selected to audit the Funds'
         Charles G.       financial statements; meets with the
         Brown, III       independent auditors periodically to review
         Russell W.       the results of the audits and reports the
         Chambliss        results to the full Board; evaluates the
         George H. Jones, independence of the auditors, reviews legal
         III              and regulatory matters that may have a
                          material effect on the financial
                          statements, related compliance policies and
                          programs, and the related reports received
                          from regulators; reviews the Funds'
                          internal audit function; reviews compliance
                          with the Funds' code of conduct/ethics;
                          reviews valuation issues; monitors
                          inter-fund lending transactions; reviews
                          custody services and issues and
                          investigates any matters brought to the
                          Committee's attention that are within the
                          scope of its duties.

ExecutiveCharles G.       The Executive and Governance Committee          Three
and      Brown, III       makes recommendations to the Board
Governance                regarding committees of the Board and
         Russell W.       committee assignments, along with
         Chambliss        recommendations regarding the composition
         Dr. Lawrence W.  of the Board and candidates for election;
         Greer            makes recommendations regarding the
         George H. Jones, structure of agendas and materials for
         III              meetings of the Board.; oversees the
                          process of evaluating the functions of the
                          Board and makes recommendations for
                          compensation of Trustees not affiliated
                          with the Adviser or the Distributor for the
                          Trust.  The Committee also oversees the
                          ongoing education of the Trustees, and
                          monitors the performance of legal counsel
                          to the Trust.

MarketingRussell W.       The Marketing Committee reviews the Funds'       One
         Chambliss        marketing plans and provides guidance to
                          Fund management on marketing strategies to
         Thomas M. Grady  increase Fund assets and create economies
         Billy L.         of scale.
         Harbert, Jr.

Board ownership of shares in the Southtrust funds
family of Investment companies AS OF DECEMBER 31, 2003
-------------------------------------------------------------------------------------
                                       Dollar Range of     Aggregate Dollar Range of
                                         Shares Owned             Shares Owned
            Interested                in SouthTrust U.S.   in SouthTrust Funds Family
        Board Member Name           Treasury Money Market
                                             Fund



William O. Vann                                        None           $10,001-$50,000
Thomas M. Grady                                        None           $10,001-$50,000
Billy L. Harbert, Jr.                                  None                      None


           Independent
        Board Member Name

Charles G. Brown, III                                  None       $50,001 to $100,000
Russell W. Chambliss                                   None        $10,001 to $50,000
Lawrence W. Greer, M.D.                                None                      None
George H. Jones, III                                   None           $10,001-$50,000

-------------------------------------------------------------------------------------

The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.

INVESTMENT ADVISER

The Adviser, SouthTrust Investment Advisors, a registered investment adviser and a department of SouthTrust Bank, conducts investment research and makes investment decisions for the Fund.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated fund family.

In assessing the adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the adviser's industry standing and reputation and in the expectation that the adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the adviser. This includes fees received for services provided to the Fund by other entities in the SouthTrust organization and research services received by the adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable Fund; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the SouthTrust Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the SouthTrust organization. SouthTrust provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the adviser and its affiliates; compliance and audit reports concerning the SouthTrust Funds and the SouthTrust companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or SouthTrust are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Fund under separate contracts (e.g., for serving as the Fund's administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of the Fund to the SouthTrust family of funds, the Board does not approach consideration of every fund's advisory contract as if that were the only fund offered by SouthTrust.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Voting Proxies on Fund Portfolio Securities

The Adviser endeavors to vote proxies relating to securities in the Funds' portfolios in the interest of the Funds and their shareholders. The Adviser has established policies and procedures to achieve this goal. In particular, these policies and procedures describe how the Adviser: (1) fulfills its proxy voting obligations; (2) identifies and addresses conflicts of interest that may arise as a result of relationships or commercial dealings between the Adviser and the issuer or management of the issuer whose proxy the Adviser is voting on behalf of a Fund; and (3) if a conflict of interest exists, ensures that its voting decision is not influenced by the conflict.

It is the policy of the Adviser to rely primarily on the recommendations of an independent proxy voting service. By relying on a proxy voting service, the Adviser will help ensure that shares voted by the proxy voting service are in the best interests of the Funds (and their shareholders) and are not the result of any conflict of interest that may arise as a result of relationships or commercial dealings between the Adviser and an issuer or its management.

The Adviser may from time to time override the proxy voting service if the Adviser determines that it is in the interest of the Funds (and their shareholders) to vote a proxy differently. In addition, proxy voting issues may arise in which the proxy voting service declines to vote a proxy. In both cases, it is the policy of the Adviser to vote such proxies in the best interests of the Funds (and their shareholders) and to document the reasons for both the decision to override the proxy voting service and the reasons for voting the proxy in a particular way.

It is the general policy of the Adviser to vote any Fund proxy for which the Adviser has overridden the proxy voting service, or which the proxy voting service has declined to vote the proxy, by considering the guidance of the procedures of the proxy voting service ("PVS Procedures") together with the guidance of the Standards of Practice Handbook published by the CFA Institute (formerly known as the Association for Investment Management Research) (the "CFA Standards"). The Adviser will document the basis for its decision on how to vote a proxy with reference to both the PVS Procedures of the proxy voting service and the CFA Standards. The Adviser will maintain a copy of the PVS Procedures and the CFA Standards in its records in accordance with SEC regulations and make them available to Adviser personnel who vote client proxies not voted by the proxy voting service.

In keeping with the CFA Standards, it is the policy of the Adviser to maintain at all times operational information barriers between the personnel involved in determining whether and how to vote such proxies and those personnel involved in activities that might give rise to a conflict of interest due to their own relationships or due to commercial dealings of SouthTrust Bank or its affiliates.

To implement the Funds' proxy voting policy, the Adviser has established a Proxy Oversight Committee. The Proxy Oversight Committee consists of the Adviser's
Director of Research, the Chief Investment Officer, and Chief Administrative Officer.


      It is the responsibility of the Proxy Oversight Committee to:

o Monitor, evaluate and periodically review the proxy voting service and the proxy voting procedures used by such service;

o At least annually review votes cast by the proxy voting service to ensure that such votes are in accordance with the procedures of the proxy voting service, and in particular, to review how the proxy voting service voted new or controversial issues;

o Establish a program to provide for initial and ongoing annual staff training with respect to this policy and the procedures adopted pursuant to this policy; and

o    Establish, monitor and periodically review procedures

(a) For voting Fund proxies in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself;

(b) For documenting cases in which the Adviser determines to override the proxy voting service;

(c) To address any conflicts of interest that may arise for proxies voted by the Adviser;

(d) To document contacts, if any, between an issuer and personnel of the Adviser with responsibility for voting proxies;

(e)  To ensure compliance with SEC recordkeeping requirements;

(f)  To ensure the successful function of operational information barriers;

(g) To address situations in which the operational information barriers fail to prevent the personnel voting the proxies from learning of a commercial or other relationship between the issuer and the Adviser or its officers, directors or employees; and

(h) To ensure that any proxy voted by the Adviser is voted in a Fund's (and its shareholders) best interest notwithstanding any conflict of interest that may arise regarding that proxy.

o Establish and appoint the membership of one of more Proxy Voting Committees, which shall have the responsibility for determining the manner in which a Fund proxy will be voted in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself. Unless and until the Proxy Oversight Committee determines to the contrary, each of the SouthTrust Funds that invest in voting securities maintains a standing Proxy Voting Committee comprised of the Director of Research, the Chief Investment Officer and the Fund manager. In the event that two or more positions on a Proxy Voting Committee are held by the same person, the Proxy Voting Committee may consider the views of other Adviser personnel.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

Research Services

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all of the SouthTrust Funds as specified below:

                                            Average Aggregate Daily
  Maximum Administrative Fee             Net Assets of SouthTrust Funds
         0.150 of 1%                       on the first $250 million
         0.125 of 1%                        on the next $250 million
         0.100 of 1%                        on the next $250 million
         0.075 of 1%                  on assets in excess of $750 million

Notwithstanding the foregoing, the administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
--------------------------------------------------------------------------------

Prior to January 1, 2002, Federated Services Company also provided certain accounting and recordkeeping services with respect to each Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. Effective January 1, 2002, State Street Bank and Trust Company provides these fund accounting services to the Funds for an annual fee of 0.03% of the average daily net assets of each Fund.

CUSTODIAN
SouthTrust Bank is custodian for the securities and cash of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, KPMG LLP, conducts its audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that its audit is planned and performed to obtain reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended April 30         2004                2003            2002
Advisory Fee Earned              $6,076,097          $5,887,227      $6,004,262
Advisory Fee Reduction           1,701,307            1,648,423      2,127,318
Administrative Fee               1,153,762            1,132,179      1,139,585
Shareholder Services Fee          607,609                --              --

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield

Total returns are given for the one-year, five-year and ten-year periods ended April 30, 2004.

Yield and Effective Yield are given for the seven-day period ended April 30, 2004.

                     7- Day Period        1 Year         5 Years       10 Years
Total Return
   Before Taxes           N/A             0.46%           2.86%            3.89%
Yield                     .41%             N/A             N/A              N/A
Effective Yield           .41%             N/A             N/A              N/A

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD and Effective Yield

The yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. For example, the Fund's yield may be compared to the Money Fund Average, which is an average compiled by iMoneyNet, Inc.'s MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper, Inc., a widely recognized independent service that monitors the performance of mutual funds.

FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended April 30, 2004 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2004.


ADDRESSES

Southtrust U.S. Treasury Money Market Fund


A portfolio of SouthTrust Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
SouthTrust Investment Advisors
420 North 20th Street
Birmingham, AL 35203

Custodian
SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                            EVERGREEN BALANCED FUNDS
                             EVERGREEN SECTOR FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")


         Effective October 1, 2004, the following sections of each Fund's Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

                  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

         Class A Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

                  There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value
         (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

                  In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

         Class B Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

                  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

         Contingent Deferred Sales Charge

                  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

         Redemption-in-kind

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

         Exchanges

                  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         Automatic Reinvestment

                  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


SALES CHARGE WAIVERS AND REDUCTIONS

         This section is eliminated. Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.


BROKERAGE

         This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.


MANAGEMENT OF THE TRUST

         The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:


         Trustee Ownership of Evergreen Funds Shares

                  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

------------------------------- -------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
                                                                               Dollar Range of         Range of
           Trustee                                 Fund                      Investment in Fund     Investments in
                                                                              as of 12/31/2003      Evergreen Funds
                                                                                                        Complex
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Charles A. Austin III*          Evergreen Health Care Fund                   $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Money Market Fund                  $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Shirley L. Fulton**             N/A
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
K. Dun Gifford                  Evergreen Growth and Income Fund             $10,001-$50,000      $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Health Care Fund                   $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Leroy Keith, Jr.            Evergreen Limited Duration Fund              $1-$10,000           $1-$10,000
=============================== ============================================ ==================== ====================
------------------------------- -------------------------------------------- -------------------- --------------------
Gerald M. McDonnell*            Evergreen Emerging Markets Growth Fund       $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Income Fund                 $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Health Care Fund                   $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
William Walt Pettit*            Evergreen Aggressive Growth Fund             $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Emerging Markets Growth Fund       $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Global Leaders Fund                $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Money Market Fund                  $1-$10,000
------------------------------- ============================================ ==================== --------------------
=============================== ============================================ ==================== ====================
David M. Richardson             Evergreen Equity Index Fund                  $10,001-$50,000      $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Russell A. Salton, III*** See below
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================

------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Michael S. Scofield*            Evergreen Aggressive Growth Fund             $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Balanced Fund                      $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Core Bond Fund                     $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Income Fund                 $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Index Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Short Intermediate Bond Fund       $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Treasury Money Market Fund         Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
                                Evergreen Connecticut Municipal Bond Fund    $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Income Advantage Fund              $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen International Equity Fund          $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Managed Income Fund                $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Tax Strategic Foundation Fund      $50,001-$100,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Richard K. Wagoner              Evergreen Emerging Growth Fund               $50,001-$100,000     Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Income Fund                 Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Money Market Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Municipal Money Market Fund        $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Special Values Fund                Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.





October 1, 2004                                                571400 (10/04)

                          EVERGREEN MONEY MARKET TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 1, 2004

     Evergreen California Municipal Money Market Fund ("California Municipal
                              Money Market Fund")
        Evergreen Florida Municipal Money Market Fund ("Florida Municipal
                              Money Market Fund")
                Evergreen Money Market Fund ("Money Market Fund")
      Evergreen Municipal Money Market Fund ("Municipal Money Market Fund")
     Evergreen New Jersey Municipal Money Market Fund ("New Jersey Municipal
                              Money Market Fund")
    Evergreen New York Municipal Money Market Fund ("New York Municipal Money
                                 Market Fund")
   Evergreen Pennsylvania Municipal Money Market Fund ("Pennsylvania Municipal
                              Money Market Fund")
       Evergreen Treasury Money Market Fund ("Treasury Money Market Fund") Evergreen U.S. Government Money Market Fund ("U.S. Government Money Market
                                     Fund")

                     (Each a "Fund"; together, the "Funds")

                      Each Fund is a series of an open-end
                     management investment company known as
                        Evergreen Money Market Trust (the
                                    "Trust")

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus(es) for the Fund in which you are making or contemplating an investment. The Funds are offered through four prospectuses: one prospectus dated June 1, 2004, as amended from time to time, offering Class A and Class I shares of each Fund and Class B and Class C shares of Money Market Fund and U.S. Government Money Market Fund; one prospectus offering Class S shares of California Municipal Money Market Fund, Florida Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund, Pennsylvania Municipal Money Market Fund and Treasury Money Market Fund; one prospectus offering Class A shares of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, New York Municipal Money Market Fund and U.S. Government Money Market Fund; and one prospectus offering Class S1 shares of Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund and Class S shares of California Municipal Money Market Fund, Florida Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund, Pennsylvania Municipal Money Market Fund and Treasury Money Market Fund. You may obtain a prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to each Fund's Annual Report dated January 31, 2004. You may obtain a copy of the Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-4
EXPENSES...................................................................1-10
PERFORMANCE................................................................1-13
SERVICE PROVIDERS..........................................................1-16
FINANCIAL STATEMENTS.......................................................1-18
ADDITIONAL INFORMATION CONCERNING CALIFORNIA...............................1-19
ADDITIONAL INFORMATION CONCERNING FLORIDA..................................1-31
ADDITIONAL INFORMATION CONCERNING NEW JERSEY...............................1-39
ADDITIONAL INFORMATION CONCERNING NEW YORK.................................1-42
ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA.............................1-52

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............  2-1
PURCHASE AND REDEMPTION OF SHARES......................................... 2-18
SALES CHARGE WAIVERS AND REDUCTIONS....................................... 2-22
PRICING OF SHARES..........................................................2-25
PERFORMANCE CALCULATIONS.................................................. 2-26
PRINCIPAL UNDERWRITER......................................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-29
TAX INFORMATION............................................................2-34
BROKERAGE..................................................................2-37
ORGANIZATION...............................................................2-38
INVESTMENT ADVISORY AGREEMENT..............................................2-39
MANAGEMENT OF THE TRUST....................................................2-41
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-45
ADDITIONAL INFORMATION.....................................................2-55
PROXY VOTING POLICY AND PROCEDURES...................................Appendix A

                                      1-36
                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.


                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification (Money Market Fund, Municipal Money Market Fund, Treasury Money Market Fund and U.S. Government Money Market Fund)

         Money Market Fund, Municipal Money Market Fund, Treasury Money Market Fund and U.S. Government Money Market Fund may not make any investment that is inconsistent with each Fund's classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         1a. Non-Diversification (California Municipal Money Market Fund, Florida Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund)

         A non-diversified management investment company, in order to maintain its tax treatment as a registered investment company pursuant to the Internal Revenue Code of 1986, as amended, may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities test applicable to diversified funds.

         2. Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of Money Market Fund, domestic bank money instruments).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5. Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law, and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities and cash in accordance with applicable law . The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any cash collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay fees in connection with such loans.

         Subject to receiving shareholder approval, the Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Equity Trust and Evergreen Fixed Income Trust will be able to lend cash to other Evergreen funds (except SNAP Fund), including the Funds of the Trust in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

         9. Investments in Federally Tax-Exempt Securities

         Each Fund (other than Money Market Fund, Treasury Money Market Fund and U.S. Government Money Market Fund) will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the SEC or its staff concerning investment in tax-exempt securities for funds with the words tax-exempt, tax free or municipal in their names.

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements Reverse Repurchase Agreements Securities Lending Options and Futures Strategies Foreign Securities (applicable to Money Market Fund only) Premium Securities Illiquid and Restricted Securities Investment in Other Investment Companies
Municipal Securities (not applicable to Treasury Money Market Fund and U.S. Government Money Market Fund)
U.S. Virgin Islands, Guam and Puerto Rico (not applicable to Money Market Fund, Treasury Money Market Fund and
     U.S. Government Money Market Fund)
Tender Option Bonds (not applicable to Money Market Fund, Treasury Money Market
 Fund and U.S. Government Money
     Market Fund)
Master Demand Notes
Obligations of Foreign Branches of United States Banks (applicable to Money Market Fund only) Obligations of United States Branches of Foreign Banks (applicable to Money Market Fund only) Zero Coupon "Stripped" Bonds Variable and Floating Rate Instruments (not applicable to Treasury Money Market Fund) Stand-by Commitments

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of April 30, 2004, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund as of April 30, 2004.

                    ---------------------------------------------------------
                    California Municipal Money Market Fund
                    Class A
                    ---------------------------------------- ----------------
                    First Clearing LLC                       99.89%
                    Attn:  Money Market Dept.
                    10700 N. Park Dr.
                    Glen Allen, VA  23060-9243
                    ---------------------------------------------------------
                    California Municipal Money Market Fund
                    Class I
                    ---------------------------------------- ----------------
                    Wachovia Bank                            51.56%
                    Trust Accounts
                    401 S. Tryon St. 3rd Fl.
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    Evergreen California Municipal Fund      41.87%
                    200 Berkeley Street
                    Boston, MA  02116-5022
                    ---------------------------------------------------------
                    California Municipal Money Market Fund
                    Class S
                    ---------------------------------------- ----------------
                    First Clearing Corp.                     100%
                    Cap Sweep Accounts
                    Attn:  RIGS Compliance
                    401 S. Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Florida Municipal Money Market Fund
                    Class A
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           50.50%
                    Money Market Omnibus Account
                    301 South College Street
                    Charlotte, NC  28202-6000
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            18.41%
                    Trust Accounts
                    401 S. Tryon St.  3rd Floor
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing, LLC                      6.45%
                    A/C 5133-1948
                    Roland Levy Revoc Trust
                    312 Park Trace Blvd.
                    Ofprey, FL  34229-8891
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Florida Municipal Money Market Fund
                    Class I
                    ---------------------------------------- ----------------
                    Wachovia Bank                            86.10%
                    Trust Accounts
                    301 S. Tryon St.
                    11th Floor CMG-1151
                    Charlotte, NC  28202
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               9.22%
                    A/C 7603-8052
                    William W & Ruth E Schaeffer
                    TTEE's FBO William W & Ruth E
                    605 Deep Lake Lane
                    Sun City Ctr. FL  33573-6154
                    ---------------------------------------- ----------------

                    ---------------------------------------------------------
                    Florida Municipal Money Market Fund
                    Class S
                    ---------------------------------------- ----------------
                    First Clearing Corp.                     100%
                    Sweep Accounts
                    Attn:  RIG Compliance
                    401 S. Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Money Market Fund
                    Class A
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           77.74%
                    Money Market Omnibus Account
                    301 S. College St.
                    Charlotte, NC  28202-6000
                    ---------------------------------------- ----------------
                    BISYS Fund Services Inc.                 9.05%
                    FBO First Union Sweep Customers
                    Attn:  Mike Bryan
                    3435 Stelzer Rd.
                    Columbus, OH  43219-6004
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Union National                     7.76%
                    IRA Department
                    Attn:  RIG Compliance
                    401 S. Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Money Market Fund
                    Class B
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    None                                     None
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Money Market Fund
                    Class C
                    ---------------------------------------- ----------------
                    None                                     None
                    ---------------------------------------------------------
                    Money Market Fund
                    Class I
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            84.04%
                    Trust Accounts
                    1525 West WT Harris Blvd.
                    Charlotte, NC  28288-0001
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Byrd & Co.                               5.61%
                    C/O First Union National Bank
                    Sweep Funds Processing PA 4903
                    123 S. Broad St.
                    Philadelphia, PA  19109-1029
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Money Market Fund
                    Class S
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corp.                     100%
                    Sweep Accounts
                    Attn:  RIG Compliance
                    401 S. Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Money Market Fund
                    Class S1
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corp                      100%
                    Cap Sweep Accounts
                    Attn:  RIG Compliance
                    401 South Tryon St. NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------

                    ---------------------------------------------------------
                    Municipal Money Market Fund
                    Class A
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           90.14%
                    Money Market Omnibus Account
                    301 S College St.
                    Charlotte, NC  28202-6000
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    BISYS Fund Services Inc.                 5.99%
                    FBO First Union Sweep Customers
                    Attn:  Mike Bryan
                    3435 Stelzer Road
                    Columbus, OH  43219-6004
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Municipal Money Market Fund
                    Class I
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            55.24%
                    Trust Accounts
                    1525 West WT Harris Blvd.
                    Charlotte, NC  28288-0001
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Pitcairn Trust Company                   7.86%
                    One Pitcairn Place
                    Jenkintown, PA  19046-3531
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Municipal Money Market Fund
                    Class S
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corp.                     100%
                    Cap Sweep Accounts
                    Attn:  RIG Compliance
                    401 S. Tryon St.
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Municipal Money Market Fund
                    Class S1
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corp.                     100%
                    CAP Sweep Accounts
                    Attn:  RIG Compliance
                    401 South Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    New Jersey Municipal Money Market Fund
                    Class A
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           48.72
                    Money Market Omnibus Account
                    301 South College Street
                    Charlotte, NC  28202-6000
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            23.47%
                    Trust Accounts
                    401 S. Tryon St.  3rd Floor
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    New Jersey Municipal Money Market Fund
                    Class I
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            49.73%
                    Cash Account
                    Trust Accounts
                    1525 West WT Harris Blvd.
                    Charlotte, NC  28288-0001
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               26.14%
                    A/C 4998-9568
                    Dennis J. O'Leary
                    Account 2
                    71 Colfax Road
                    Skillman, NJ  08558-2310
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Edmund Brenman POA                       15.72%
                    Sally Brenman
                    119 Wild Dunes Way
                    Jackson, NJ  08527-4057
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    New Jersey Municipal Money Market Fund
                    Class S
                    ---------------------------------------- ----------------
                    First Clearing Corp-FUSI Cap             100%
                    Sweep Accounts
                    Attn:  RIG Compliance
                    401 S. Tryon St.  NC  1164
                    Charlotte, NC  28202-1935
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    New York Municipal Money Market Fund
                    Class A
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           98.09%
                    Money Market Omnibus Account
                    301 South College Street
                    Charlotte, NC  28202-6000
                    ---------------------------------------------------------
                    New York Municipal Money Market Fund
                    Class I
                    ---------------------------------------- ----------------
                    Evergreen New York Municipal Trust       82.32%
                    Evergreen New York Municipal Fund
                    200 Berkeley St.
                    Boston, MA  02116-5022
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            13.57%
                    Trust Accounts
                    401 S. Tryon St. 3rd. Floor
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    New York Municipal Money Market Fund
                    Class S
                    ---------------------------------------- ----------------
                    First Clearing Corp                      100%
                    Sweep Accounts
                    Attn:  RIG Compliance
                    401 S. Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Pennsylvania Municipal Money Market Fund
                    Class A
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           78.28%
                    Money Market Omnibus Account
                    CP13 - NC1167
                    301 South College St.
                    Charlotte, NC  28202-6000
                    ---------------------------------------------------------
                    Pennsylvania Municipal Money Market Fund
                    Class I
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            77.18%
                    Trust Accounts
                    1525 West WT Harris Blvd.
                    Charlotte, NC  28288-0001
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           10.32%
                    Money Market Omnibus Account
                    301 S College St.
                    Charlotte, NC  28202-6000
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Pennsylvania Municipal Money Market Fund
                    Class S
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corp                      100%
                    Sweep Accounts
                    Attn:  RIG Compliance
                    401 S Tryon St.  NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------

                    ---------------------------------------------------------
                    Treasury Money Market Fund
                    Class A
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            39.23%
                    Trust Accounts
                    11th Floor
                    301 S. Tryon Street
                    Charlotte, NC  28202
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    BISYS Fund Services Inc.                 36.62%
                    FBO First Union Sweep Customers
                    Attn:  Mike Bryan
                    3435 Stelzer Road
                    Columbus, OH  43219-6004
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Union Brokerage Services           8.04%
                    Money Market Omnibus Account
                    301 S. College St.
                    Charlotte, NC  28202-6000
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Treasury Money Market Fund
                    Class I
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    BYRD & Co.                               62.83%
                    c/o First Union National Bank
                    Sweep Funds Processing, PA 4903
                    123 S. Broad St.
                    Philadelphia, PA  19109-1029
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wachovia Bank                            34.62%
                    Trust Accounts
                    Attn:  Ginny Batten
                    301 S. Tryon St.  11th Floor
                    Charlotte, NC  28202
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    Treasury Money Market Fund
                    Class S
                    ---------------------------------------------------------
                    --------------------------------------- -----------------
                    First Clearing Corp.-FUSI Cap           100%
                    Sweep Account
                    Attn:  RIG Compliance
                    401 S. Tryon St. NC1164
                    Charlotte, NC  28202-1934
                    --------------------------------------- -----------------
                    ---------------------------------------------------------
                    U.S. Government Money Market Fund
                    Class A
                    ---------------------------------------- ----------------
                    First Clearing LLC C/F                   99.63%
                    A/C LS-126
                    Attn:  Money Market Department
                    10700 N Park Dr.
                    Glen Allen, VA 23060-9243
                    ---------------------------------------------------------
                    U.S. Government Money Market Fund
                    Class B
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               16.70%
                    A/C 2680-0434
                    James A & Bonnie L Engelund
                    5592 Ludlow Avenue
                    Garden Grove, CA  92845-1936
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wells Fargo Investments LLC              13.88%
                    A/C 6727-1521
                    608 Second Avenue South 8th Floor
                    Minneapolis, MN  55402-1916
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Ernest Smith &                           12.62%
                    Mary Ruth Smith TTEES
                    Ernest & Mary Ruth Smith Rev. Trust
                    PO Box 732
                    Chewelah, WA  99109-0732
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               8.10%
                    A/C 3926-7571
                    Lois M Hesse Tr
                    307 South Signal St.
                    Ojai, CA  93023-3241
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation FBO           7.46%
                    Marville Bell and
                    A/C 1452-3908
                    7763 Clearview Cir.
                    Riverdale, GA  30296-3383
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wachovia Securities, LLC FBO             6.70%
                    Mr. William H. Goff
                    206 Ridgegate Dr.
                    Garland, TX  75040-3556
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    U.S. Government Money Market Fund
                    Class C

                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               23.10%
                    A/C 5504-6420
                    Carl B. Langley
                    79 Queens Ct.
                    Newport News, VA  23606-2000
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               18.66%
                    A/C 2846-1695
                    Donovan Family Living Trust
                    1761 SW 67 Ter
                    Plantation FL  33317-5116
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Wells Fargo Investments LLC              17.04%
                    A/C 5564-4066
                    608 Second Avenue South 8th Floor
                    Minneapolis, MN  55402-1916
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    Huntleigh Securities                     13.67%
                    Illinois County Insurance
                    Trust - 2001
                    8000 Maryland Ave.
                    St. Louis, MO  63105-3752
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing Corporation               7.00%
                    A/C 6723-9606
                    Marjory R. Palmiter
                    TOD Acct:  Steven J. Palmiter &
                    917 Lorraine Drive
                    Madison, WI  53705-1343
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    First Clearing LLC                       6.12%
                    A/C 2168-7396
                    Jabib Daher and
                    1600 N 70th Terrace
                    Hollywood, FL  33024-5439
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    U.S. Government Money Market Fund
                    Class I
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    Robert J. Harrington                     57.12%
                    431 Swallow Lane
                    Lodi, CA.  95240-6305
                    ---------------------------------------- ----------------
                    ---------------------------------------- ----------------
                    State Street Bank & Trust Co.            35.11%
                    Rollover IRA FBO
                    Joseph P. Sarmento
                    73 Lunn's Way
                    Plymouth, MA  02360-2353
                    ---------------------------------------- ----------------
                    ---------------------------------------------------------
                    U.S. Government Money Market Fund
                    Class S1
                    ---------------------------------------------------------
                    ---------------------------------------- ----------------
                    First Clearing Corp                      100%
                    Cap Sweep Accounts
                    Attn:  RIG Compliance
                    401 South Tryon St. NC1164
                    Charlotte, NC  28202-1934
                    ---------------------------------------- ----------------


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from California Municipal Money Market an annual fee based on each Fund's average daily net assets as follows:

                  ================================== =================
                  Average Daily Net Assets           Fee
                  ================================== =================
                  ================================== =================
                  First $500 million                 0.45%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.40%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.35%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Over $1.5 billion                  0.30%
                  ================================== =================

         EIMC is entitled to receive from Florida Municipal Money Market and U.S. Government Money Market an annual fee based on each Fund's average daily net assets as follows:

                  ================================== =================
                  Average Daily Net Assets           Fee
                  ================================== =================
                  ================================== =================
                  First $500 million                 0.40%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.35%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Over $1.0 billion                  0.30%
                  ================================== =================

         EIMC is entitled to receive from Money Market Fund and Municipal Money Market Fund an annual fee based on each Fund's average daily net assets as follows:

                  ================================== =================
                  Average Daily Net Assets           Fee
                  ================================== =================
                  ================================== =================
                  First $1 billion                   0.44%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Over $1 billion                    0.39%
                  ================================== =================

         EIMC is entitled to receive from New Jersey Municipal Money Market an annual fee based on each Fund's average daily net assets as follows:

                  ================================== =================
                  Average Daily Net Assets           Fee
                  ================================== =================
                  ================================== =================
                  First 1.0 billion                  0.41%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.35%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Over $1.5 billion                  0.30%
                  ================================== =================

         EIMC is entitled to receive from New York Municipal Money Market an annual fee based on each Fund's average daily net assets as follows:

                  ================================== =================
                  Average Daily Net Assets           Fee
                  ================================== =================
                  ================================== =================
                  First 1.0 billion                  0.40%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.35%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Over $1.5 billion                  0.30%
                  ================================== =================

         EIMC is entitled to receive from Pennsylvania Municipal Money Market Fund an annual fee based on the average daily net assets of the Fund, as follows:

                  ================================== =================
                  Average Daily Net Assets           Fee
                  ================================== =================
                  ================================== =================
                  First $500 million                 0.36%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.32%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Next $500 million                  0.28%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Over $1.5 billion                  0.24%
                  ================================== =================

         EIMC is entitled to receive from Treasury Money Market Fund an annual fee of 0.31% of the average daily net assets of the Fund.


Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years or periods. Prior to May 11, 2001, amounts paid by Money Market Fund and Treasury Money Market Fund were paid to each Fund's previous investment advisor.

================================================================== ===================== ======================
                                                                    Advisory Fees Paid       Advisory Fees
Fund/Fiscal Year or Period                                                                      Waived
================================================================== ===================== ======================
---------------------------------------------------------------------------------------------------------------
Fiscal Year Ended January 31, 2004
---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------ --------------------- ----------------------
California Municipal Money Market Fund                                         $829,190                $18,890
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Florida Municipal Money Market Fund                                          $1,060,773                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Money Market Fund                                                           $74,704,349                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Municipal Money Market Fund                                                 $11,357,063                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
New Jersey Municipal Money Market Fund                                         $652,562                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
New York Municipal Money Market Fund                                           $568,448                 $1,376
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Pennsylvania Municipal Money Market Fund                                       $765,358                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Treasury Money Market Fund                                                  $10,943,409                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
U.S. Government Money Market Fund                                           $15,433,204                     $0
------------------------------------------------------------------ --------------------- ----------------------
---------------------------------------------------------------------------------------------------------------
Fiscal Year Ended January 31, 2003
---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------ --------------------- ----------------------
California Municipal Money Market Fund                                         $674,459               $143,088
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Florida Municipal Money Market Fund                                            $969,962                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Money Market Fund                                                           $91,438,646                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Municipal Money Market Fund                                                 $11,116,365                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
New Jersey Municipal Money Market Fund                                         $716,324                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
New York Municipal Money Market Fund                                           $430,076                $58,761
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Pennsylvania Municipal Money Market Fund                                       $908,289                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Treasury Money Market Fund                                                  $11,405,301                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
U.S. Government Money Market Fund                                           $17,306,253                     $0
------------------------------------------------------------------ --------------------- ----------------------
---------------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended January 31, 2002
---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------ --------------------- ----------------------
California Municipal Money Market Fund (a)                                     $269,279               $118,253
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Florida Municipal Money Market Fund                                            $826,952                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Money Market Fund                                                           $75,907,349                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Municipal Money Market Fund                                                  $7,082,513                $12,947
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
New Jersey Municipal Money Market Fund                                         $696,618                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
New York Municipal Money Market Fund (a)                                       $167,456                $45,280
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Pennsylvania Municipal Money Market Fund                                       $922,639                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
Treasury Money Market Fund                                                  $12,017,528                     $0
------------------------------------------------------------------ --------------------- ----------------------
------------------------------------------------------------------ --------------------- ----------------------
U.S. Government Money Market Fund (b)                                        $6,107,964                     $0
================================================================== ===================== ======================
(a) For the period September 24, 2001 (commencement of operations) through
January 31, 2002. (b) For the period June 26, 2001 (commencement of operations)
through January 31, 2002.


Brokerage Commissions

         The Funds paid no brokerage commissions during the fiscal year or period ended January 31, 2004.

Underwriting Commissions

         For each Fund there are no underwriting commissions for the last three fiscal years or periods.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended January 31, 2004. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI. Class I shares do not pay 12b-1 fees.


========================================== =====================================
                                                         Class A
Fund
------------------------------------------ -------------------------------------
------------------------------------------ --------------- ---------------------
                                Service Fees Fee
                                                Paid          Reimbursement
========================================== =============== =====================
========================================== =============== =====================
California Municipal Money Market Fund     $342,067        $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
Florida Municipal Money Market Fund        $88,123         $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
Money Market Fund                          $23,594,385     $4,764,930
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
Municipal Money Market Fund                $3,445,355      $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
New Jersey Municipal Money Market Fund     $107,294        $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
New York Municipal Money Market Fund       $271,992        $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
Pennsylvania Municipal Money Market Fund   $65,832         $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
Treasury Money Market Fund                 $2,045,437      $0
------------------------------------------ --------------- ---------------------
------------------------------------------ --------------- ---------------------
U.S. Government Money Market Fund          $6,450,751      $3,942,722
========================================== =============== =====================

========================= ================================================ =================================================

Fund                                          Class B                                          Class C
------------------------- ------------------------------------------------ -------------------------------------------------
------------------------- -------------- ------------ -------------------- --------------- ------------- -------------------
                          Distribution     Service     Fee Reimbursement    Distribution   Service Fees  Fee Reimbursement
                            Fees Paid       Fees                             Fees Paid
========================= ============== ============ ==================== =============== ============= ===================
------------------------- -------------- ------------ -------------------- --------------- ------------- -------------------
Money Market Fund         $485,445       $0           $444,437             $121,560        $0            $127,571
------------------------- -------------- ------------ -------------------- --------------- ------------- -------------------
------------------------- -------------- ------------ -------------------- --------------- ------------- -------------------
U.S. Government Money     $1,189         $0           $1,790               $6,461          $0            $11,625
Market Fund
========================= ============== ============ ==================== =============== ============= ===================


========================================== =================================== ======================================

Fund                                                    Class S                              Class S1
------------------------------------------ ----------------------------------- --------------------------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
                                            Distribution   Fee Reimbursement    Distribution     Fee Reimbursement
                                             Fees Paid                            Fees Paid
========================================== =============== =================== ================ =====================
========================================== =============== =================== ================ =====================
California Municipal Money Market Fund     $193,416        $33,692             N/A              N/A
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
Florida Municipal Money Market Fund        $1,329,218      $33,982             N/A              N/A
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
Money Market Fund                          $28,486,640     $6,176,339          $6,042,774       $3,803,243
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
Municipal Money Market Fund                $4,171,291      $79,904             $2,091,833       $78,960
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
New Jersey Municipal Money Market Fund     $582,759        $8,604              N/A              N/A
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
New York Municipal Money Market Fund       $205,148        $10,781             N/A              N/A
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
Pennsylvania Municipal Money Market Fund   $686,575        $6,138              N/A              N/A
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
Treasury Money Market Fund                 $6,887,415      $403,750            N/A              N/A
------------------------------------------ --------------- ------------------- ---------------- ---------------------
------------------------------------------ --------------- ------------------- ---------------- ---------------------
U.S. Government Money Market Fund          $7              $0                  $1,175,856       $1,173,619
========================================== =============== =================== ================ =====================

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually for the fiscal year ended January 31, 2004 and by the Trust and the ten other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

================================================================================
           Trustee        Aggregate Compensation   Total Compensation from the
                                                     Evergreen Fund Complex for
                         from the Funds for fiscal     the twelve months ended
                       year ended 1/31/2004                12/31/2003(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin(2)                   $19,242                    $70,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III                  $41,883                    $153,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss(2)                   $19,242                    $70,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shirley L. Fulton (3)                      $0                          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford                          $48,971                    $178,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith Jr.                         $41,610                    $153,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell                     $41,610                    $153,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry (3)                    4,572                     $22,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit                     $41,610                    $153,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson                     $41,610                    $153,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III                  $44,964                    $163,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield                     $53,434                    $193,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima                        $45,891                    $168,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard K. Wagoner                      $41,610                    $153,000
================================================================================

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin            $91,800
                  McVerry           $22,500
                  Pettit            $153,000
                  Shima             $58,800

(2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.
(3) Ms. Fulton became a Trustee effective April 1, 2004.
(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.

                                   PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds (including any applicable sales charges) as of January 31, 2004. For more information, see `Total Return' under "Performance Calculations" in Part 2 of this SAI.

========================== ======================= ======================= ======================= =======================

       Fund/Class                 One Year               Five Years          Ten Years or Since        Inception Date
                                                                                 Inception                of Class
========================== ======================= ======================= ======================= =======================
==========================================================================================================================
California Municipal Money Market Fund
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.40%                   N/A                     0.73%                         09/24/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.70%                   N/A                     1.07%                         09/24/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.19%                   N/A                     0.49%                         09/24/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
Florida Municipal Money Market Fund (a)
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.49%                   1.91%                   1.95%                         10/26/1998
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.79%                   2.22%                   2.25%                         12/29/1998
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.20%                   1.70%                   1.74%                         06/30/2000
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund (b)
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.32 %                  3.02%                   3.93%                         01/04/1995
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class B                    -4.94%                  2.02%                   3.32%                         01/26/1995
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class C                    -0.94 %                 2.39%                   3.59%                         08/01/1997
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.57%                   3.31%                   4.21%                         11/02/1987
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.09%                   2.89%                   3.99%                         06/30/2000
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S1                    0.20%                  3.14%                   4.12%                         6/26/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund (c)
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.51%                   2.04%                   2.58%                         01/05/1995
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.81%                   2.34%                   2.86%                         11/02/1988
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.21%                   1.91%                   2.64%                         06/30/2000
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S1                   0.22%                   2.05%                   2.71%                         06/26/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Money Market Fund (a)
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.53%                   1.91%                   1.94%                         10/26/1998
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.83%                   2.21%                   2.22%                         04/05/1999
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.24%                   1.69%                   1.74%                         06/30/2000
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
New York Municipal Money Market Fund
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.46%                   N/A                     0.68%                         09/24/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.76%                   N/A                     0.99%                         09/24/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.19%                   N/A                     0.39%                         09/24/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Money Market Fund (d)
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.52%                   2.08%                   2.58%                         08/22/1995
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.83%                   2.27%                   2.70%                         08/15/1991
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.23%                   1.83%                   2.48%                         06/30/2000
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund (e)
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.38%                   2.89%                   3.82%                         03/06/1991
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.68%                   3.20%                   4.13%                         03/06/1991
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S                    0.11%                   2.68%                   3.71%                         06/30/2000
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund
--------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class A                    0.26%                   N/A                     1.00%                         6/26/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class B                    -4.94%                  N/A                     -0.72%                        6/26/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class C                    -0.94%                  N/A                     0.43%                         6/26/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class I                    0.45%                   N/A                     1.17%                         6/26/2001
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Class S1                   0.15%                   N/A                     0.92%                         6/26/2001
========================== ======================= ======================= ======================= =======================

(a) Historical performance shown for Classes S and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes S and I have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class S would have been lower while returns for Class I would have been higher.

(b) Historical performance shown for Classes A, B, C, S and S1 prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C, S and S1 have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C, and 0.60% for Classes S and S1. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, S and S1 would have been lower.

(c) Historical performance shown for Classes A, S and S1 prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, S and S1 have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Classes S and S1. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, S and S1 would have been lower.

(d) Historical performance shown for Classes A and S prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A and S have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and S would have been lower.

(e) Historical performance shown for Class S prior to its inception is based on the performance of Class A, one of the original classes offered along with Class I. The historical returns for Class S have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class S would have been lower.

Yields

         Below are the yields for each class of shares of the Funds for the seven-day period ended January 31, 2004. For more information, see `Yield' under "Performance Calculations" in Part 2 of this SAI.

   ===================== ======================= ======================= =======================

        Fund/Class        7-Day Current Yield    7-Day Effective Yield       Tax Equivalent
                                                                          Yield (a, b, c, d, e)
   ===================== ======================= ======================= -----------------------
   =============================================================================================
   California Municipal Money Market Fund (a)
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.24%                   0.24%                   0.41%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.54%                   0.54%                   0.93%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.04%                   0.04%                   0.07%
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   Florida Municipal Money Market Fund (b)
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.29%                   0.30%                   0.45%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.60%                   0.60%                   0.92%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.04%                   0.04%                   0.06%
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   Money Market Fund
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.22%                   0.22%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class B               0.04%                   0.04%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class C               0.04%                   0.04%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.48%                   0.48%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.04%                   0.04%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S1              0.08%                   0.08%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   Municipal Money Market Fund (b)
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.36%                   0.36%                   0.55%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.66%                   0.66%                   1.02%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.06%                   0.06%                   0.09%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S1              0.06%                   0.06%                   0.09%
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   New Jersey Municipal Money Market Fund (c)
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.31%                   0.31%                   0.52%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.61%                   0.61%                   1.02%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.05%                   0.05%                   0.08%
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   New York Municipal Money Market Fund (d)
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.28%                   0.28%                   0.47%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.58%                   0.58%                   0.98%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.05%                   0.05%                   0.08%
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   Pennsylvania Municipal Money Market Fund (e)
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.39%                   0.39%                   0.63%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.69%                   0.69%                   1.11%
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.09%                   0.09%                   0.14%
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   Treasury Money Market Fund
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.29%                   0.29%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.59%                   0.60%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S               0.04%                   0.04%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   ---------------------------------------------------------------------------------------------
   U.S. Government Money Market Fund
   ---------------------------------------------------------------------------------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class A               0.15%                   0.15%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class B               0.04%                   0.04%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class C               0.04%                   0.04%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class I               0.36%                   0.36%                   N/A
   --------------------- ----------------------- ----------------------- -----------------------
   --------------------- ----------------------- ----------------------- -----------------------
   Class S1              0.04%                   0.04%                   N/A
   ===================== ======================= ======================= =======================
(a)      Assumes the following combined federal and state tax rates: 42.0%
(b)      Assumes the following federal tax rates: 35.0%
(c)      Assumes the following combined federal and state tax rates: 40.12%
(d)      Assumes the following combined federal and state tax rates: 40.97%
(e)      Assumes the following combined federal and state tax rates: 37.84%


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

 =================================== ======================================
      Average Daily Net Assets                  Administrative
          of the Evergreen
         Money Market Funds                    Service Fee Rates
 ----------------------------------- --------------------------------------
 ----------------------------------- --------------------------------------

         First $60 billion                          0.060%
 ----------------------------------- --------------------------------------
 ----------------------------------- --------------------------------------

          Next $40 billion                          0.055%
 ----------------------------------- --------------------------------------
 ----------------------------------- --------------------------------------

          Next $25 billion                          0.050%
 ----------------------------------- --------------------------------------
 ----------------------------------- --------------------------------------

    On assets over $125 billion                     0.040%
 =================================== ======================================

Administrative Fees

         Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

================================================================= ==============
                                                                  Administrative
Fund/Fiscal Year or Period                                         Fees   Paid
================================================================= ==============
--------------------------------------------------------------------------------
Fiscal Year Ended January 31, 2004
--------------------------------------------------------------------------------
----------------------------------------------------------------- --------------
California Municipal Money Market Fund                            $112,502
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Florida Municipal Money Market Fund                               $154,471
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Money Market Fund                                                 $11,354,508
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Municipal Money Market Fund                                       $1,661,699
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
New Jersey Municipal Money Market Fund                            $94,995
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
New York Municipal Money Market Fund                              $85,024
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Pennsylvania Municipal Money Market Fund                          $126,885
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Treasury Money Market Fund                                        $2,107,477
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
U.S. Government Money Market Fund $2,302,384
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
Fiscal Year Ended January 31, 2003
--------------------------------------------------------------------------------
----------------------------------------------------------------- --------------
California Municipal Money Market Fund                            $108,056
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Florida Municipal Money Market Fund                               $140,691
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Money Market Fund                                                 $13,871,672
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Municipal Money Market Fund                                       $1,618,179
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
New Jersey Municipal Money Market Fund                            $103,936
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
New York Municipal Money Market Fund                              $72,698
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Pennsylvania Municipal Money Market Fund                          $150,118
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Treasury Money Market Fund                                        $2,189,155
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
U.S. Government Money Market Fund $2,573,728
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
Fiscal Year or Period Ended January 31, 2002
--------------------------------------------------------------------------------
----------------------------------------------------------------- --------------
California Municipal Money Market Fund (a)                        $35,904
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Florida Municipal Money Market Fund                               $121,017
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Money Market Fund                                                 $11,601,131
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Municipal Money Market Fund                                       $1,012,694
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
New Jersey Municipal Money Market Fund                            $101,944
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
New York Municipal Money Market Fund (a)                          $25,118
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Pennsylvania Municipal Money Market Fund                          $153,773
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
Treasury Money Market Fund                                        $2,325,973
----------------------------------------------------------------- --------------
----------------------------------------------------------------- --------------
U.S. Government Money Market Fund (b)                             $916,195
----------------------------------------------------------------- --------------
(a) For the period September 24, 2001 (commencement of operations) through January 31, 2002. (b) For the period June 26, 2001 (commencement of operations) through January 31, 2002.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

  =========================== ===================== =======================
                              Annual Fee Per Open   Annual Fee Per Closed
                                    Account*              Account**
  Fund Type
  --------------------------- --------------------- -----------------------
  --------------------------- --------------------- -----------------------
  Money Market Funds                 $26.75                 $9.00
  =========================== ===================== =======================
    *For shareholder accounts only. Each Fund pays ESC cost plus
   15% for broker accounts. **Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116, markets the Funds through broker-dealers and other financial representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the independent auditors' reports thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge by writing to Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com

                  ADDITIONAL INFORMATION CONCERNING CALIFORNIA

         The information set forth below is derived from sources that are generally available to investors, including official statements for debt offerings of California and other issuers in the state. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California or local issuers in the state. It should be noted that the creditworthiness of obligations issued by local issuers in the state may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payments on such local obligations in the event of a default.

General

         Following several years of very strong growth in the late 1990's, which produced large State revenue surpluses, the State's financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. By May 2003, the Governor reported that that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. See "Recent Financial Results - Continuing Budget Shortfall" below.

         Strong partisan disagreement in the Legislature about the appropriate combination of spending reductions and revenue increases needed to close this gap led to a delay of almost one month in enactment of the 2003-04 fiscal year budget. In its final form it resembled the Governor's proposals with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment over several years of an accumulated budget deficit then estimated at $10.7 billion (but subsequently recalculated at $8.6 billion). The final budget compromise recognized expressly that the balancing of the 2003-04 budget used a number of one-time budget measures and borrowings, and that there was a structural deficit of about $8 billion built into the 2004-05 fiscal year budget which would have to be addressed. The sluggish economy and cuts in State aid will adversely affect local government finances in 2004 and beyond.

     In October, 2004, a successful recall election resulting in the replacement of the prior Governor with new Governor Arnold Schwarzenegger. The new Governor has proposed substantial additional spending reductions as part of the proposed 2004-05 Budget. On March 2, 2004, voters approved two companion ballot propositions which had been sponsored by the Governor. Proposition 57 authorizes issuance of $15 billion of economic recovery bonds to fund previous budget deficits. Proposition 58 implemented changes in state budget procedures designed to mandate adoption of balanced budgets in the future, to grant greater mid-year budget adjustment powers, to require creation of a budget reserve, and to prohibit future long-term borrowing to finance budget deficits (once the bonds approved by Proposition 57 are issued).

         The State has been facing serious cash flow difficulties since the 2001-02 fiscal year as a result of the ongoing budget deficits and severely reduced revenues. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $11 billion of cash flow notes in mid-June 2003, and an additional $3 billion of notes in October, 2003, both issues to mature in June, 2004. Repayment of this borrowing is expected to come from ongoing revenues and proceeds from the issuance of the deficit retirement bonds approved at the March 2004 election. The State's ability to meet its cash requirements may continue to depend on access to capital markets until it brings revenues and expenses into closer balance. See "Recent Financial Results - Cash Flow Requirements" below.

Economic Factors

         California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 36 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

         Total personal income in the State, at an estimated $1,199 billion in 2003, accounts for over 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

         California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Between December 2002 and December 2003 non-farm employment dropped by 0.2 percent, but the unemployment was reduced from 6.9% to 6.4%. Most recent indications reported by the Department of Finance suggest that employment has been increasing in the second half of 2003 and into 2004 Residential construction and existing home sales remained strong in 2003, in part due to low interest rates, but nonresidential construction was weak for the third consecutive year in 2003. In January, 2004, the State Department of Finance projected there would be only moderate growth in the economy in 2004, with stronger growth in 2005. The Department predicts the California economy will mirror the national economy. The recession, combined particularly with the decline in the stock markets since mid-2000, resulted in much weaker State revenues in Fiscal Years 2001-02 and 2002-03 than had been previously projected, as discussed further below under "Recent Financial Results."

         Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. A number of investigations and lawsuits are ongoing against energy suppliers seeking refunds for California customers for alleged overcharges during the crisis period in 2000 and 2001.

Constitutional Limitations on Taxes, Other Charges and Appropriations

         Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

         Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

         Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

         Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

         "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates the State will be about $13.4 billion below its appropriation limit in fiscal year in 2003-04 and about $12.8 billion below the limit in 2004-05.

         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 2004, the State had outstanding approximately $31.3 billion of long-term general obligation bonds and $6.9 billion of lease-purchase debt supported by the State General Fund. The State issued $2.0 billion of general obligation bonds in late February 2004 and $1.80 billion in April 2004. As of February 1, 2004 the State had about $22.2 billion of authorized and unissued long-term general obligation bonds and $4.3 billion of authorized and unissued lease-purchase debt. Voters approved a $12.3 billion bond authorization for public school and university construction at the March 2, 2004 election, plus $15 billion of deficit financing bonds (Proposition 57) which are additionally secured by a portion of the State's sales tax. The State plans to sell about $12.3 billion of the deficit financing bonds (called "economic recovery bonds") before the end of June, 2004. The remainder of the $15 billion authorization may be issued later in the 2004-05 fiscal year, if needed to help balance the 2005-06 budget. In FY 2002-03, debt service on general obligation bonds and lease purchase debt was approximately 3.5% of General Fund revenues. Additional bond authorizations may be on the ballot in November 2004. See also "Bond Ratings" below.

Recent Financial Results

         The principal sources of General Fund tax revenues in 2002-03 were the California personal income tax (48 percent of total tax revenues), the sales tax (35 percent), corporation taxes (8 percent), and the gross premium tax on insurance (2 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the late 1990's and 2000, they are particularly volatile. In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years. The Department of Finance has projected that this source of revenue dropped from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years.

         The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

         Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

         The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in FY 2000-01 to $2.2 billion in FY 2003-04.

Balanced Budget Amendment

         On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which will eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

         The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

         The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in FY 2006-07, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the deficit retirement bonds approved by Proposition 57.

         A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

Recent Budgets.

         The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

         The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to just below $7,000 per pupil in FY 2003-04. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.
An important element of recent Budget Acts (during the years of large capital gains receipts) was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

         The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money to make the "offset" to cities and counties This action was challenged in court. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. This action, too, has been challenged in court.

Fiscal Year 2002-03 Budget

         The magnitude of the budget gap which had to be addressed led to a substantial delay in enactment of the 2002-03 Budget Act ("2003 Budget Act") until September 5, 2002, more than two months into the fiscal year. Despite delay in approval of the 2003 Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

         The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected.

         By November, 2002, reports both from the independent Legislative Analyst's Office and the Department of Finance made clear that the 2002-03 budget would fall far short of projections. As part of the 2003-04 Governor's Budget proposal, released January 10, 2003 (the "2004 Governor's Budget"), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

Fiscal Year 2003-04 Budget

         Original Budget Proposal The Proposed 2003-04 Governor's Budget released on January 10, 2003 (the "2004 Governor's Budget") projected a continuing, significant downward revision of estimated State revenues, and indicated that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

         The 2004 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

         May Revision As noted above some budget reductions were passed by the Legislature in March and April, 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor's Budget ("2004 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

         First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

         In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

1. The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid. Repayment of these bonds would be based on annual appropriations.

2. Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

3. The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action.

Final Budget Act Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

         The 2003-04 Budget Act was finally passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year-end budget reserve at June 30, 2004 of almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed. The principal features of the budget were as follows:

         1. As proposed by the Governor in the 2004 May Revision, the Legislature authorized the issuance of "fiscal recovery bonds" designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. (The new Administration has subsequently estimated that because of stronger revenue results than anticipated, the June 30, 2003 budget deficit was only about $8.6 billion.) Issuance of these bonds had been delayed because of a legal challenge which was pending in court, but on March 2, 2004, voters approved Proposition 57 to authorize $15 billion of general obligation "economic recovery bonds" to replace the fiscal recovery bonds approved in July.

         2. The budget also assumed two other external borrowings. The first was the second part of a tobacco securitization sale, postponed from spring, 2003. This sale was completed in September 2003 and produced about $2.2 billion of General Fund revenue. The second was the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale was prevented from going ahead by an adverse court decision, which is presently being appealed, but the time needed to complete the appeal means this financing cannot occur in time to assist the 2003-04 budget.

         3. As noted, the budget relied on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per-pupil spending, to about $6,900 per pupil. Significant cuts were made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs were limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs were to be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

         4. The budget assumed receipt of about $1.8 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. Another major one-time budget action was a shift in Medi-Cal accounting to add about $930 million in 2003-04. There were no other tax or revenue increases, aside from certain fees. The Governor's realignment proposal to transfer certain health and social services programs to local governments was not enacted.

Proposed 2004-05 Governor's Budget

         The Proposed 2004-05 Governor's Budget (the "2005 Governor's Budget") released on January 9, 2004 by the new Schwarzenegger Administration, reported that, in the absence of corrective action to change existing policies, operating deficits of about $14 billion would be incurred for FY 2004-05. The Governor proposed about $3.9 billion of mid-year budget actions, most of which had not been adopted as of May 1, 2004.

         The original 2003-04 Budget Act estimated a budget reserve (SFEU) at June 30, 2004 of about $2 billion. The 2004 Governor's Budget revised this estimate to about $290 million, assuming enactment of the mid-year budget adjustment proposals. Some of the others major changes in the 2003-04 budget estimate include the following:

         1. $2 billion in increased revenues from stronger economic activity.
         2. $3 billion in additional resources from sale of the Proposition 57 economic recovery bonds, as compared to the earlier fiscal recovery bond plan. Under the current plan, the State plans to issue about $12.3 billion of economic recovery bonds by June, 2004, of which about $9.3 billion will be allocated to repayment of prior budget deficits.
         3. Loss of revenues from sale of pension obligation bonds, and elimination of the expected receipt of revenue from renegotiating gaming compacts with Indian tribes (although these negotiations are currently ongoing).
         4. Additional expenditures of about $2.65 billion to maintain the payment of the VLF offsets to local governments. The Governor's proposed 2004-05 Budget will be subject to negotiations with the Legislature over the coming months. The major elements of the Governor's proposal include the following:
         1. Resetting the minimum Proposition 98 funding guarantee for public schools to save about $2 billion. This will still provide an increase in funding for public schools. Additional funding cuts will be made for higher education units, to be offset by higher student fees.
         2. Major reforms of the Medi-Cal program to reduce costs. The Governor also proposes to increase work incentives to allow reduced expenditures under the CalWORKS welfare program. The Governor proposes a wide range of reductions in health and social services programs.
         3. Proposed reform of public pension costs, to be negotiated with employees, to reduce future costs. The Governor also proposed a $929 million pension obligation bond issuance assuming timely and successful appeal of the lawsuit which blocked the 2003 pension obligation bond issue.
         4. Use of about $3 billion of Proposition 57 economic recovery bond proceeds. 5. Reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts, to be a permanent shift.
         6. Reduction of $1.1 billion by suspending planned General Fund expenditures for the Transportation Investment Fund enacted several years earlier in better fiscal times.

         Overall, the 2004 Governor's Budget projects General Fund revenues of $76.4 billion, a decrease of $1.2 billion from revised estimates for 2003-04. Expenditures are projected at $76.1 billion, also a decrease of $1.2 billion from 2003-04. The year-end budget reserve (SFEU) is projected to be about $635 million.

         Updated revenue and expenditure projections for FY 2003-04, and an updated budget proposal for FY 2004-05 will be released by the Governor on May 14, 2004.

         The Governor has implemented a California Performance Review, which will carry out a comprehensive analysis of State government. The major areas for review will include: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

Ongoing "Structural Deficit"

         The independent Legislative Analyst's Office ("LAO") has reported for several years that the State is facing a "structural deficit," because of a continuing imbalance between its basic level of revenues and its mandated spending levels for enacted programs. While the LAO reported in February 2004 that the 2004 Governor's Budget represented a "solid starting point for budgetary negotiations," it noted that a number of the solutions proposed by the Governor might not be realized, which could increase the budget gap by up to another $4 billion. The LAO also reported that going forward, a gap of about $7 billion would occur in FY 2005-06 and subsequent years, absent additional corrective actions to bring revenues and expenditures into balance.

Cashs Flow Requirements

         The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the last three fiscal years, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing

         The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for FY2003-04. For the first time, the entire State RAN issue was supported by external bank credit. The RAWs mature on June 16, 2004 and the RANs mature on June 23, 2004.

         The State anticipates that it will repay the RAWs and RANs in June 2004 with a combination of current revenues and proceeds of the Proposition 57 economic recovery bonds. If for any reason this sale cannot be accomplished, the RAWs and RANs will all be paid by drawing on available credit support instruments, but such an action will require the State to immediately divert all revenues (after payment of constitutionally mandated Priority Payments, such as school funding and general obligation bond debt service) to start repaying the financial institutions. This would severely restrict the State's ongoing cash management process. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

Bond Ratings

         The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds. As of March 1, 2004, Standard & Poor's had reduced California's senior ratings to "BBB," Fitch had reduced the ratings to "BBB" and Moody's had reduced its ratings to "Baa2." Fitch maintained the State's credit ratings on watch with negative implications. S&P considers the State's rating outlook as "positive." The State's economic recovery bonds have received higher ratings than the regular general obligations bonds, because of the additional pledge of a dedicated stream of sales tax revenues.

         There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The Governor has proposed a further $1.3 billion annual property tax shift for 2004-05 and subsequent years.

         In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2003-04 and beyond.

         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years. See "Recent Financial Results--Continuing Budget Shortfall" and "---Fiscal Year 2004-05 Budget."

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

         Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

         California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

         Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

                    ADDITIONAL INFORMATION CONCERNING FLORIDA

State Economy

         General. Florida is the nation's fourth most populous state with an estimated population of 15,982,378 as of the 2000 census. This represents a 23.5% growth since the 1990 census. Pending confirmation, the Office of Economic and Demographic Research of the Florida legislature estimates that Florida's population will have increased to 17,071,508 by the end of 2003, and to over 18,000,000 by the end of 2006. The Demographic Estimating Conference Database projects Florida's population will exceed 19,300,000 by 2010 and 22,500,000 by 2020.

         Demographics. Despite a recent slowing in the rate of growth in new residents, Florida remains one of the fastest growing states in the nation. During the 1990's, the number of people in the state rose by 3 million - only California and Texas grew by more during the decade. Slower growth is expected during the first decade of the 21st century with Florida's population expected to grow to 19,300,000 by 2010.

         While Florida's rate of growth was less during the 90's than during the 80's when growth was nearly 33 percent, it remains the fourth largest state behind California with 35.1 million residents, Texas with 21.8 million, and New York with 19.2 million. Nationally, the U.S. grew by 13.2 percent between 1990 and 2000.

         Within the state, the 1990's saw five counties increase in residents by more than 60 percent (Flagler, Sumter, Collier, Wakulla, and Osceola). In 2003,
49.8 percent of Florida's residents lived in one of its 406 municipalities. In 1990, 49.6 percent lived in an unincorporated place.

         Population growth depends on two components - natural increase, the difference between births and death, and migration, both domestic and international. During the 90's, natural increase accounted for 14.7 percent of the growth and net migration accounted for 85.3 percent of the increase.

         Florida's age distribution on April 1, 2000, showed changes in the aging of Florida's population. In 1980, there were 1,687,705 Floridians aged 65 and older (17.3 percent of the total population). The 1990 census enumerated 2,355,938 elderly (18.2 percent of total) while the April 1, 2000 census enumerated 2,807,598 in this group (17.6 percent of the total). These changes represent increases of 70.6 percent between 1970 and 1980, 39.6 percent between 1980 and 1990, and 19.2 percent between 1990 and 2000, somewhat lower than the overall statewide growth rate of 23.5 percent during the 90's. Florida's 65 and older population is projected to grow to 3,490,286 by 2010, an increase of 24.3 percent over the 2000 number.

         The population aged 85 and older was one of the fastest growing age segments during the 1980's, increasing by 75.1 percent. This group grew by 61.2 percent during the 90's, more than twice the rate of growth for the state. Growth of the 85 and older group is expected to slow to about 46 percent during the 2000-2010 decade.

         The youth population (ages 0-19) has shown increasing growth rates over the last 30 years - from 15.5 percent between 1970 and 1980 to 25.2 percent between 1990 and 2000. In 1980, there were 2,688,242 persons aged 0 to 19 (27.6 percent of the total population).

         In 1990, the youth population had growth to 3,232,493 (25.0 percent of the population) and in 2000, there were 4,048,632 youth (25.3 percent of the population). It is projected that the 2010 census will count 4,495,447 persons age 19 and younger, representing 23.7 percent of the total state population.

         There is however, slow growth among those in the prime labor force age group (ages 25-59). This group increased by 1.8 million persons during the 1980's (45 percent growth) to reach a level of 5.8 million on April 1, 1990. Between 1990 and 2000, this group grew by less than 29 percent and growth between 2000 and 2010 is expected to be just 14.8 percent. By 2010, this group is expected to be 45.1 percent of the total population, down from 46.7 percent in 2000.

         In terms of race, Florida's population has become increasingly nonwhite over the last two decades. In the 1980 Census, 14.7 percent of the enumerated population was nonwhite; in 1990, 15.2 percent was nonwhite, and in 2000 (using the same definitions of race as in previous years) 17.8 percent was nonwhite. This percentage is projected to increase to 19.2 percent in 2010.

         Florida's population is also becoming increasingly Hispanic (persons of Hispanic origin may be any race). In 1980, the Census enumerated 858,158 persons of Hispanic origin (8.8 percent of the total). The number of Hispanics increased to 1,574,143 in 1990 (12.2 percent of the total) and to 2,682,715 in 2000 (16.8 percent of total). The Hispanic population increased by 70.4 percent between 1990 and 2000.

         The population estimates and projections presented here represent permanent residents only, as defined by the Census Bureau guidelines of "usual place of residence." Tourists and seasonal residents are thus excluded. Persons from foreign countries are included regardless of legal status and college students, military personnel and prison inmates are included as residents where they are living, not where their "hometown" is.

         Economic Conditions and Outlook. The current Florida Economic Consensus Estimating Conference forecast shows that the Florida economy is expected to grow at a slower pace than was experienced in the last years, but will continue to outperform the U.S. as a whole. In 2004, Florida has an unemployment rate of 5.4%. Total personal income in Florida was $518 billion in 2003, or $28,498 per capita. During the same period, there were 224,200 private housing starts and over $12 billion in total construction expenditures. Tourism is an important element of Florida's economy. Since the terrorist attacks of September 2001, Florida has experienced a precipitous drop in tourist arrivals, but a steady recovery is expected.

Florida's Budget Process

         Balanced Budget Requirement. Florida's constitution requires an annual balanced budget. In addition, the constitution requires a Budget Stabilization Fund equal to 5% of the last fully completed fiscal year's net revenue collections for the General Revenue Fund.

         State Revenue Limitations. On November 8, 1994, the citizens of Florida enacted a Constitutional Amendment on state revenue. This amendment provides that the rate of growth in state revenues is limited to no more than the average annual growth rate in Florida personal income during the past five years. Revenue growth in excess of the limitation is to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the past five years times state revenues for the previous year.

         Budget Process. Chapter 216, Florida Statutes, promulgates the process used to develop the budget for the State of Florida. By September 1 of each year, the head of each State agency and the Chief Justice of the Supreme Court for the Judicial Branch submit a final annual budget request to the Governor and Legislature. Then, at least 45 days before the scheduled annual legislative session in each year, the Governor, as chief budget officer, submits his recommended budget to each legislator. Over the last three years, the budget process has grown increasingly contentious in the legislature and special sessions have been required to adopt the State's budget.
         The Governor also provides estimates of revenues sufficient to fund the recommended appropriations. Estimates for the General Revenue Fund, Budget Stabilization Fund and Working Capital Fund are made by the Revenue Estimating Conference. This group includes members of the executive and legislative branches with forecasting experience who develop official information regarding anticipated State and local government revenues as needed for the state budgeting process. In addition to the Revenue Estimating Conference, other consensus estimating conferences cover national and state economics, national and state demographics, the state public education system, criminal justice system, social services system, transportation planning and budgeting, the child welfare system, the juvenile justice system and the career education planning process.

         Trust fund revenue estimates are generally made by the agency that administers the fund. These estimates are reviewed by the Governor and then incorporated into his recommended budget.

         The Governor's recommended budget forms the basis of the appropriations bill. As amended and approved by the Legislature (subject to the line-item veto power of the Governor and override authority of the Legislature), this bill becomes the General Appropriations Act.

         The Governor and the Cabinet are responsible for detecting conditions which could lead to a deficit in any agency's funds and reporting that fact to the Administration Commission and the Chief Justice of the Supreme Court.
Article VII, Section 1(d) of the constitution states, a Provision shall be made by law for raising sufficient revenue to defray the expenses of the State for each fiscal year.

         The Legislature is responsible for annually providing direction in the General Appropriations Act regarding the use of the Working Capital Fund to offset General Revenue Fund deficits. Absent any specific direction to the contrary, the Governor and the Chief Justice of the Supreme Court shall comply with guidelines provided in Section 216.221(5), Florida Statutes, for reductions in the approved operating budgets of the executive branch and the judicial branch.

         The State of Florida has fully implemented a performance-based budgeting system under Chapter 216, Florida Statutes. With performance-based budgeting, a department receives a lump-sum appropriation from the Legislature for each designated program at the beginning of the year. The Governor, for State agencies, or the Chief Justice, for the judicial branch, is responsible for allocating the amounts among the traditional appropriation categories so that specified performance standards can be met. At any time during the year, the agency head or Chief Justice may transfer appropriations between categories within the performance-based program with no limit on the amount of the transfer in order for the designated program to accomplish its objectives. However, no transfer from any other budget entity may be made into the performance-based program, nor may any funds be transferred from the performance-based program to another budget entity, except pursuant to Section 216.77, Florida Statues.

         Line Item Veto. Florida's Constitution grants the Governor the power to veto any specific appropriation in a general appropriation bill, but the Governor may not veto any qualification or restriction without also vetoing the appropriation to which it relates. A statement identifying the items vetoed and containing his or her objections thereto must be delivered to the appropriate house in which the bill originated, if in session, otherwise to the Secretary of State. The legislature may reconsider and restate the vetoed specific appropriation items by a two-thirds vote of each house.

         Revenues. The State accounts for its receipts using fund accounting. It has established the General Revenue Fund, the Working Capital Fund and various other trust funds, which are maintained for the receipt of monies which under law or trust agreements must be maintained separately. The General Revenue Fund consists of all monies received by the State from every source whatsoever which are not allocable to the other funds. Major sources of tax revenues for all governmental fund types are the sales and use tax, the documentary stamp tax, and the motor fuel tax, which were 33.5%, 4.3%, and 4.0, respectively, of the total receipts for fiscal year 2002-03. Investment earnings also provided 32.8% of Florida's total revenues for that fiscal year. Florida's Constitution and statutes mandate that the state budget as a whole and each separate fund within the state budget be kept in balance from currently available revenues for each fiscal year.

         Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax, which amounted to $15.6 billion for fiscal year 2002-03. The sales tax rate is 6% of the sales price of tangible personal property sold at retail in the State. The use tax rate is 6% of the cash price or fair market value of tangible personal property when it is not sold but is used, or stored for use, in the State. In other words, the use tax applies to the use of tangible personal property in Florida, which was purchased in another state but would have been subject to the sales tax if purchased in Florida. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 1% sales surtax within their county. Proceeds from this local option sales surtax can be earmarked for funding countywide bus and rapid transit systems, local infrastructure construction and maintenance, medical care for indigents and capital projects for county school districts as set forth in Section 212.055(2), Florida Statutes.

         The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. The sales tax also includes a levy on the following: (a) rentals of tangible personal property and accommodations in hotels, motels, some apartments, offices, real estate, parking and storage places in parking lots, garages and marinas for motor vehicles or boats; (b) admissions to places of amusements, most sports and recreation events; (c) utilities, except those used in homes; and (d) restaurant meals and expendables used in radio and television broadcasting. Exemptions include: groceries; medicines; hospital rooms and meals; seeds, feeds, fertilizers and farm crop protection materials; purchases by religious, charitable and educational nonprofit institutions; professional services; insurance and certain personal service transactions; newspapers; apartments used as permanent dwellings; and kindergarten through community college athletic contests or amateur plays.

         Other State Taxes. Other taxes which Florida levies include the motor fuel tax, intangible property tax, documentary stamp tax, communications service tax, gross-receipts utilities tax and severance tax on the production of oil and gas and the mining of solid minerals, such as phosphate and sulfur.

         Tax Cuts. Due to recent budget surpluses, the state has begun to implement a series of tax cuts in addition to funding the Budget Stabilization Fund, Working Capital Fund and other reserve funds. The 2003-04 budget contained approximately $8.2 billion in tax relief. The legislature has yet to determine the level of tax cuts in the 2003-04 budget, but the Governor has proposed another $139 million in tax savings. The most significant source of tax cuts has been a reduction in the intangible property tax rate and documentary stamp tax.

         Government Debt. Florida maintains a high bond rating from Moody's Investors Service ("Moody's") (Aa2), Standard and Poor's Ratings Services ("S&P") (AA+) and Fitch IBCA, Inc. ("Fitch") (AA) on all state general obligation bonds. Outstanding general obligation bonds have been issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

         Numerous government units, counties, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. State and local government units may issue revenue obligations, which are supported by the revenues generated from the particular projects or enterprises. Examples include obligations issued to finance the construction of water and sewer systems, health care facilities and educational facilities. In some cases, sewer or water revenue obligations may be further secured by the full faith and credit of the State.

         State revenue bonds may be issued without a vote of the electors to finance or refinance the cost of state fixed capital outlay projects authorized by law, as long as they are payable solely from funds derived directly from sources other than State tax revenues. Revenue bonds may be issued to establish a student loan fund, as well as to finance or refinance housing and related facilities so long as repayments come solely from revenues derived from the fund or projects so financed. The Constitution imposes no limit on the principal amount of revenue bonds which may be issued by the state and Local Governmental Agency. Local Governmental Agencies, such as counties, school boards or municipalities may issue bonds, certificates of indebtedness or any form of tax anticipation certificate, payable from ad valorem taxes and maturing more than 12 months from the date of issuance only to finance or refinance capital projects authorized by law, and only when approved by a vote of the electors who are property owners living within boundaries of the agency. Generally, ad valorem taxes levied by a Local Governmental Agency may not exceed 10 mils on the value of real estate and tangible personal property unless approved by the electors. Local Governmental Agencies may issue revenue bonds to finance or refinance the cost of capital projects for airports or port facilities or for industrial or manufacturing plants, without the vote of electors, so long as the revenue bonds are payable solely from revenues derived form the projects.

         Florida's Constitution generally limits state bonds pledging the full faith and credit of the state, to those necessary to finance or refinance the cost of state fixed capital outlay projects authorized by law, and then only upon approval by a vote of the electors. The constitution further limits the total outstanding principal of such bonds to no more than 50% of the total tax revenues of the state for the two preceding fiscal years, excluding any tax revenues held in trust. Exceptions to the requirement for voter approval are:
(a) bonds issued for pollution control and abatement and solid waste disposal facilities and other water facilities authorized by general law and operated by state or local governmental agencies; and (b) bonds issued to finance or refinance the cost of acquiring real property or rights thereto for state roads as defined by law, or to finance or refinance the cost of state bridge construction.

         The state's outstanding debt which is primarily payable from state revenue and secured by the full faith and credit of the state, increased from $9.4 billion in fiscal year 2001-02, to $9.9 billion in fiscal year 2001-02 and $10.6 billion in 2002-03. For the same years, the state's debt service payments equaled $737 million, $755 million, and $817 million, or 1.80%, 1.65% and 1.69% of total state expenditures for each respective year.

         Other Factors. The performance of the obligations issued by Florida, its municipalities, subdivisions and instrumentalities are in part tied to statewide, regional and local conditions within Florida. Adverse changes to statewide, regional or local economies may adversely affect the creditworthiness of Florida and its political subdivisions. Also, some revenue obligations may be issued to finance construction of capital projects, which are leased to nongovernmental entities. Adverse economic conditions might affect those lessees' ability to meet their obligations to the respective governmental authority, which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.

Litigation

         Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable; however, according to the departments involved, the results of such litigation pending or anticipated will not materially affect the State of Florida's financial position. The information disclosed in this Litigation Section has been deemed material by the Florida Auditor General and has been derived in part from information disclosed in the Florida Comptroller's Annual Report dated February 15, 2001. No assurance can be made that other litigation has not been filed or is not pending which may have a material impact on the State's financial position.

         A. Nathan M. Hameroff, M.D., et al v. Agency for Health Care Admin., et al

         Case No. 95-5936, Leon County Circuit Court, 2nd Judicial Circuit. This is a class action suit, among other similar suits, wherein the plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund (PMATF) annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. The case went to trial October 3-4, 2000. On February 5, 2001, the trial court ruled that Section 395.705, Florida Statutes, was unconstitutional and disallowed further assessments. Judgment was entered against the Agency on February 15, 2001. The Agency successfully appealed that order to the First District Court of Appeal, and the Florida Supreme Court denied certiorari of the appellate courts decision. However, during the pending appeal, the plaintiffs returned to the Circuit Court with a new theory of the PMATF being an unconstitutional income tax and prevailed in an order dated December 20, 2002. Additionally, the Circuit Court entered an order on January 7, 2003, finding a subclass of plaintiffs to which the PMATF should have never applied. The Agency initially appealed those orders, but subsequently entered into settlement negotiations due to the large exposure and uncertain chance of success. The escrow account established on July 1, 1996, has a balance of approximately $57 million and the Plaintiffs agreed to accept this amount as full settlement of the entire claim. In addition, the Agency would receive $5 million from the escrow account as a contribution by the Plaintiffs for the Florida Medically Needy Program. The court at a fairness hearing on July 22, 2003, approved the settlement and class members have been notified. The Agency has received the check for $5 million. The potential refund liability was in excess of $144 million.

         B. State Contracting and Engineering Corp. v. Florida Department of Transportation, et al

         Case No. 98006566(11), 17th Circuit Court, Broward County. The Florida Department of Transportation used a Value Engineering Change Proposal (VECP) design submitted by State Contracting and Engineering Corp. (SCEC) for the construction of a barrier soundwall in Broward County and several subsequent Department projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the Department owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design on the subsequent projects. The case went to trial on January 28, 2002. After a verdict in favor of Plaintiff, a judgment in the amount of $9,111,217 was issued. The Department transferred $10,230,000 to the court registry to cover the judgment and post-judgment interest. The judgment was appealed and remanded. On October 15, 2003, the litigation was settled as part of a multi-case settlement totaling $8 million and final dismissal was obtained thereafter.

         C. Riscorp Insurance Company, et al v. Florida Department of Labor and Employment Security and Mary B. Hooks

         Case No. 99-5027, Leon County Circuit Court, 2nd Judicial Circuit. Pursuant to Section 440.51, Florida Statutes, the Department collects assessments on "net premiums collected" and "net premiums written" from carriers of workers compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of "net premiums" and the Department does not currently have a rule providing guidance as to how "net premiums" are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating "net premiums." Riscorp is seeking refunds of approximately $35 million. On December 27, 2001, the Court granted plaintiffs' motion for partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium in calculating assessments paid for years 1995 - 1998. A stipulated Final Judgment was entered in favor of Florida Hospitality Mutual Insurance Company on July 25, 2002, in the amount of $1,620,869. The Department appealed that Final Order in the First District Court of Appeal (the appeal has been consolidated with the Riscorp appeal), and it is currently pending before the Court. Oral Argument in the consolidated cases started on January 20, 2004.

         Additional claims have been filed for refund of Workers' Compensation Administration and Special Disability Trust Fund assessments. Some of these claims are in litigation, but are pending the outcome of current appeals; and for some claims litigation has not been filed pending the outcome of current appeals. The amount of potential future claims may approach $130 million.

         D. U.S. Environmental Protection Agency v. Florida Department of Transportation

         The issue constitutes an environmental claim. Title to contaminated land is in dispute. The Department maintains that it is not the owner of the contaminated land. The U.S. Environmental Protection Agency (EPA) is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the Department of approximately $25.6 million. The Department's Motion for Declaratory Judgment on the Department's ownership of the property was denied and upheld on appeal. The EPA is currently preparing an Amended Record of Decision. On November 13, 2002, EPA served demand for access to the site. On November 26, 2003, DOT responded to EPA that DOT has no interest in the site.

         E.       Sarnoff v. Department of Highway Safety and Motor Vehicles

         Case No. SC01-351 Florida Supreme Court. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of Section 325.214(2), Florida Statutes, which imposes a $10.00 fee on the emissions inspection of automobiles in seven of Florida's 67 counties, and seek class action certification, declaratory judgment and refund claims. On December 29, 2000, the First District Court of Appeal reversed the trial court's class certification order, and a rehearing was denied on February 2, 2001. Plaintiffs have invoked the discretionary review of the Florida Supreme Court on this issue. Oral Argument was held on November 7, 2001. The decision of the Florida Supreme Court has not been made. The amount of potential loss to the State was originally estimated to be $96-106 million. The decision of the Florida Supreme Court has been rendered. The Court has limited the issue in Sarnoff to a constitutional challenge to former Section 325.214, Florida Statues, as amended by Section 2 of Chapter 98-254, Laws of Florida, which sets the $10.00 emissions inspection fee. This case was dismissed by the Leon County Circuit Court in September 2003. Plaintiffs' motion for rehearing was denied in December 2003. Plaintiff's filed Notice of Appeal on January 20, 2004.

         F.       Rendon v. Florida Department of Transportation, et al.

         Case No. 96-18090(27) Eleventh Judicial Circuit. The Plaintiffs (persons covered by the Americans with Disabilities Act or ADA) in this certified class action suit, seek a declaratory judgment that Sections 320.0848
(2) and (3), Florida Statutes, violate the Americans with Disabilities Act of 1990 in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refunds claim. On November 14, 2001, the trial court granted Plaintiffs' motion for summary judgment. On February 25, 2002, the State appealed the decision to the Third District Court of Appeal (Case No. 3D02-61). On October 30, 2002, the Third District Court of Appeal reversed the Trial Court's decision and granted Summary Judgment in favor of the State. The State was found not to violate the ADA and no refund was required. Rendon has petitioned the Florida Supreme Court seeking jurisdiction (case No. SC03-42). The Attorney General is representing FDOT and the Department of Highway Safety and Motor Vehicles. Estimated loss to the State could be in excess of $35 million.

         G.       Pharmaceutical Research and Manufacturers of America v. Rhonda
                  M. Medows & Rob Sharpe (in their official capacities) Agency for Health Care Administration, 4:01 CV356-WS (Stafford, W.)

         U.S. District Court (N.D. Fla.). "Pharma" is challenging the recent Medicaid preferred drug list on constitutional and civil rights grounds. Pharma alleges that the statute is preempted by federal law under the Supremacy Clause of the United States Constitution and deprives Pharma members of federally protected rights. Complaint was filed August 7, 2001. A decision finding for the Agency on all counts was rendered on December 28, 2001. Pharma appealed this case to the U.S. Eleventh Circuit Court of Appeals. The appellate court upheld the decision in favor of the defendants on September 6, 2002. Pharma filed a petition for a writ of certiorari in the U.S. Supreme Court on December 5, 2002, to which the Agency responded on January 8, 2003. Although this lawsuit does not claim money damages, the fiscal impact to Medicaid could be as high as $300 million annually on anticipated savings to the pharmacy program if an injunction is rendered against the Agency. With the end of the case, there is no longer any monetary exposure to the Agency.

         H.       St. Paul Surety v. Florida Department of Transportation

     This is a pre-suit claim arising out of Case No. CI 00-6996, 9th Judicial Circuit, Orange County, Florida (Cone Constructors, Inc., v. FL Dept of Transportation). In that case, the Florida Department of Transportation terminated Cone Constructors, Inc., on a construction contract involving a portion of the Suncoast Parkway. Cone Constructors, Inc., sued claiming breach of contract and wrongful termination. Subsequent to the initial court filings, the contractor filed for bankruptcy and the Department was able to settle the dispute with the bankruptcy trustee for a payment of $575,000. However, once Cone constructors, Inc., was terminated, St. Paul was required to finish the project and did so. St. Paul alleged that it incurred losses on the project, and sought damages from the Department. Suit was filed July 2003 in Hillsborough County Circuit Court (Case No. 03-6888, Division E). This case has now been settled for $3.75 million.

         Traylor Brothers, Inc. v. Department of Transportation

         Case No. 02-856, 17th Judicial Circuit, Broward County. The Department of Transportation contracted with Traylor Brothers to construct a `signature' bascule bridge over the Intercoastal Waterway in Fort Lauderdale, Florida. Traylor brothers has sued the Department for breach of contract alleging, among other things, that the contract documents contained errors, defects, and omissions and failed to disclose the complexity of the project, that the Department failed to properly administer and coordinate the construction activities under the contract, and that there were differing site conditions. Discovery has been undertaken by both parties. Traylor Brothers has not filed its Qualified Acceptance Letter setting forth its claims. Potential loss to the State is estimated at $37 million.

         J.       Graves Brothers v. Florida Citrus Commission

         Case No. 02-CA-004686, Tenth Judicial Circuit Court. Five citrus blenders filed a challenge to the "box tax" of the Florida Citrus Commission,
Section 601.15, Florida Statutes. The complaint states that the tax is an illegal imposition upon compelled speech. The case has been transferred to Polk County. The final hearing in this case is set for June 2003. Potential loss to the State was revised to the Plaintiff's claim for a refund of the three (3) previous years taxes totaling approximately $12 million.

K.       Smith & Company, Inc., v. Florida Department of Transportation

         Case No. H27-CA-2002-938-DM, 5th Judicial Circuit, Hernando County. This is a suit for breach of contract seeking compensatory damages, return of assessments for late completion, lost future profit allegedly resulting from lost bonding ability and prejudgment interest on these amounts. Stay was lifted on August 15, 2003. The Department's Motion for Leave to Amend was approved by an Agreed Order on September 23, 2003. The Plaintiff's Motion for Leave to File Second Amended Complaint was heard and granted on November 13, 2003. The Department filed Motion to Dismiss Plaintiff's Second Amended Compliant or Portions Thereof on December 3, 2003. The potential loss to the State could approach $50 million.

L. ContractPoint Florida Parks, LLC, v. Florida Department of Environmental Protection

         Case No. 03-CA-1005, 2nd Judicial Circuit, Leon County. This is a suit for breach of contract with the Department that would have allowed the Plaintiffs to build, manage, and receive income from cabins in eight State parks for thirty years. Plaintiff seeks to begin trial early without discovery but the Department has filed a motion to abate notice of trial, which is pending. Plaintiff seeks damages of $50 million to $250 million.

M. Marilyn Shumaker Gerkin, as guardian for Helen L. Shumaker, and on behalf of all others similarly situated, v. Jerry Regier, individually and in his official capacity as the Secretary of the Florida Department of Children and Family Services, and Rhonda M. Meadows, individually and in her official capacity as the Secretary of the Agency for Health Care Administration

         Case No. 8:03CV2381-T24MAP, United States District Court for the Middle District of Florida. This is a class action suit brought by the daughter and guardian of a Medicaid recipient alleging that the defendants have not allowed the deductions from income required by federal law in determining eligibility for a class of Medicaid recipients. Complaint was served November 21, 2003. Case is still in very early stages and attempts at settlement are being made. Potential loss to the State could approach $35 million.

N. Kevin Rabin, Ruth Sinreich and Michael Roberts (formerly Citrix Systems, Inc.) v. Department of Revenue

         Case No. 02-22977-09, AG #L02-4-4135, Broward County Circuit Court. The Department of Revenue issued a corporate income tax assessment against Citrix Systems, Inc. Citrix responded by filing an action in Broward County Circuit Court contesting the assessment and asserting that Florida sales and use taxes are facially unconstitutional because they would impose tax liabilities on transactions involving communication of information or on businesses and individuals who are recipients of information. Citrix and three individual plaintiffs seek to state a class action asserting that all taxes are a facial violation of their first Amendment rights. Citrix has dismissed its claims. The Circuit Court granted the Department of Revenue's motion to transfer venue. The remaining plaintiffs have appealed the Circuit Court's order to the Fourth District Court of Appeal. The case is currently in the briefing state. The potential loss to the State could be in excess of $25 million.

O.       Prado-Steiman Bush

         Case No. 98-6496-SEITZ, pending in the United States District Court for the Southern District of Florida, Miami Division. This case challenges the administration of the DS Waiver. The case addresses individuals already enrolled on the DS Waiver and individuals waiting for such services. The Second Amended Complaint asserts violations of the Americans with Disabilities Act, the Rehabilitation Act, the Social Security Act, regulations promulgated pursuant to these statues, and the Due process clause. All Claims but ADA and Rehabilitation Act claims are also brought pursuant to 42 U.S.C. ss. 1983. After Court approval of a settlement agreement, the parties were in compliance phase until April 2003, when a motion asserting material breach was filed. Plaintiffs seek to set aside the settlement agreement and pursue litigation on the merits of their claim. Defendants have filed a response opposing the motion asserting material breach, and the matter is fully briefed and awaiting action by the Court. Should the Court determine material breach has occurred, then further discovery would be necessary (likely after pleadings were amended), and the matter would proceed to trial. Estimates of the potential financial impact could approach $337.5 million.


                   ADDITIONAL INFORMATION CONCERNING THE STATE
                                  OF NEW JERSEY

         The following section provides only a summary of the complex factors affecting the financial situation in the State of New Jersey (as used in this section, the "State") and is based on publicly available information from the State as of the date of this SAI. The information contained in such publicly available documents has not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Economic Factors

         New Jersey is the ninth largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7.17 million in 1970,
7.37 million in 1980, 7.73 million in 1990 and 8.4 million in 2000. Historically, New Jersey's average per capita income has been well above the national average, and in 2000 the State ranked third among the states in per capita personal income ($36,983).

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

         The State has indicated it is recording strong, sustained growth from an improving economy. During 2003, New Jersey's job growth outpaced that of all surrounding states and the nation as a whole. More than 37,000 jobs were created in New Jersey between December 2002 and December 2003. New Jersey's job growth during this period was the sixth highest in the country.

State Finances

         The State operates on a fiscal year beginning July 1 and ending June
30. The estimates for fiscal year 2004 and fiscal year 2005 reflect the amounts contained in the Governor's fiscal year 2004 Budget Message delivered on February 24, 2004.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State are accounted for in the General Fund. Revenues received from taxes, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund. General Fund and other undesignated fund balances are available for appropriation in succeeding fiscal years.

         General Fund beginning balances for fiscal years 2004 and 2005 are projected to be $373.0 million and $400.0 million, respectively. Total undesignated fund balances for fiscal years 2003 and 2004 are projected to be $378.0 million and $402.2 million, respectively.

         The State's four major categories of appropriations are State Operations, Grants-in Aid, State Aid and Debt Service.

         State Operations consists of programs and services operated directly by the State government. The largest single component is for the salary and benefits of State employees. The net increase in State Operations expenditures for fiscal year 2005 is projected at $307.3 million.

         Grants-in-Aid appropriations are for programs and services provided to the public on behalf of the State by a third party provider, or grants made directly to individuals based on assorted program eligibility criteria. The Medicaid program, the Tuition Assistance Grant Program, Homestead Rebates, payments for State inmates housed in county jails, public transportation aid and funding for State Colleges and Universities fall into this category. The net increase in Grants-in-Aid expenditures for fiscal year 2005 is projected at $906.5 million.

         State Aid consists of payments to or on behalf of counties, municipalities, and school districts to assist them in carrying out their local responsibilities. In addition to school aid, this category of expenditure includes the Consolidated Municipal Property Tax Relief program, the Municipal Block Grant program and other forms of municipal aid. It also includes funding for county colleges, local public assistance and county psychiatric hospital costs. The net increase in State Aid expenditures for fiscal year 2005 is projected at $506.8 million.

         Debt Service payments represent the interest and principal on capital projects funded through the sale of general obligation bonds. The net increase in Debt Service for fiscal year 2005 is projected at $2.0 million.

Fiscal Year 2004 State Revenue Estimates

         The current total fiscal year 2004 revenue estimate of $24.4 billion is $383.9 million more than revenues certified by the Governor in June 2003.

         The State's three largest taxes in terms of receipts--sales and use tax, gross income tax, and corporation business tax--account for over 64% of total State revenues and are forecast to yield $15.7 billion. This is an increase of $372 million over June 2003 certified revenues, reflecting upward revisions in the gross income tax (+$110 million), sales and use tax (+$70 million) and corporate business tax (+$192 million) estimates, due to the economic recovery that started in mid-2003.

         Sales and use tax receipts are estimated at $6.2 billion in fiscal year 2004, a 5% rate of growth. The estimate takes into consideration positive reports of 2003 holiday sales and generally robust retail sales of durable goods that were boosted due to attractive financing packages and the low interest environment. Additionally, consumer confidence improved in 2003, increasing close to 13 points between January and December of 2003.

         The gross income tax forecast for fiscal year 2004 is $7.2 billion, an increase of $110 million compared to the June 2003 certified revenue estimate. This represents an increase in growth of 7.5% rather than the 5.9% growth anticipated in June 2003. Employer withholdings grew by 5% in calendar year 2003, stronger than the growth of 1.5% in 2002. This was supported by better than expected trends in estimated payments which appear to have stabilized (-0.7%) after falling steeply at double-digit negative growth rates in the past two years. The solid gain in the stock market last year was a major factor contributing to revenue growth, particularly under the gross income tax. New Jersey's improving income tax collections are also consistent with numerous other economic indicators and trends, including a net gain of 37,100 jobs during calendar year 2003, a state unemployment rate that has been consistently below the national rate over the same period of time, and a second consecutive record year for new business filings in New Jersey.

         The corporation business tax (CBT) was previously estimated at $2.1 billion for fiscal year 2004, reflecting a decrease of $414 million from the final fiscal year 2003 receipts. This decline was due to the loss of revenue items that were only available for fiscal year 2003. These items included the acceleration of the September 2003 estimated payments to June 2003 and the 6 month benefit of the retroactive effective date of January 1, 2002. The CBT is revised upward by $192 million to $2.2 billion for fiscal year 2004. The revised estimate represents a decrease of $222 million compared to the $414 million that was previously anticipated. The revised estimate is in line with increasing corporate profits and the recovering economy in 2004. The CBT estimates assume decoupling from the enhanced federal expensing law (IRS code section 179).

Fiscal Year 2005 State Revenue Estimates

         Total revenues for fiscal year 2005 are expected to be $26.3 billion, approximately $1.9 billion (7.7%) above the revised fiscal year 2004 anticipation, and include new revenue actions of $2.6 billion.

         In fiscal year 2005, sales and use, sales and use, and corporation business taxes account for 64% of total revenues and are expected to yield $16.8 billion.

         The fiscal year 2005 sales and use tax revenues forecast of $6.6 billion is an increase of $340 million, or 5.5%, compared to the revised fiscal year 2004 revenues. This reflects an expectation of continued improvement in the underlying economic fundamentals during fiscal year 2005. The favorable low-interest and low-inflationary environment along with improving labor market conditions are expected to support growing consumer confidence and spending in 2004.

         The fiscal year 2005 gross income tax forecast of $7.8 billion is an increase of $603 million, or 8.3%, over fiscal year 2004. This is a reflection of the economic turnaround that started in 2003. New Jersey total income, which is the tax base, is expected to increase by 2.8% in 2003 after two straight years of negative income growth. In 2004 and 2005, the tax base is projected to grow at 5.1% and 5.3%, respectively. The amount of income on tax returns reporting over $100,000 in total income is expected to rebound at an 8.9% average annual rate (2004-2005) after declining at -2% average annual rate during the 2001- 2003 recession. Although this pace of growth appears impressive, it remains well below the record double-digit average annual growth rate of 18% experienced from 1995 to 2000.

         The fiscal year 2005 CBT revenue forecast of $2.4 billion represents an increase of $145 million (or 6.5%), compared with fiscal year 2004. This upward revision assumes an underlying base growth of 5% in gross payments and refund growth of 15.1% in fiscal year 2005. It also includes the continuation of the net operating loss suspension estimated at $275 million.

General Considerations

          Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised his plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.


                   ADDITIONAL INFORMATION CONCERNING NEW YORK

         The following section provides only a summary of the complex factors affecting the financial situation in New York State (as used in this section, the "State") and is based on publicly available information from the State as of the date of this SAI. The information contained in such publicly available documents has not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Special Considerations Relating to New York Municipal Securities

         New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

         The State indicates that its economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

         On August 6, 2003, the Local Government Assistance (LGAC) board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the Division of Budget, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City fiscal relief. For the status of this litigation, see the section entitled "Litigation" below.

         The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries as the Administrative Head of the State Retirement Systems and Trustee of the assets of those Systems. The State Comptroller has advised the Division of the Budget that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

         During the final quarter of 2003-04, the State announced that it had reached tentative collective bargaining agreements with several of the State's employee unions. On April 27, 2004, the State's largest union, the Civil Service Employee Association, ratified the first of these agreements. The State projects that, if all of the State's employee unions approved comparable agreements, it would result in General Fund costs of roughly $350 million in 2004-05 growing to $1.4 billion by the end of the contract period in 2006-07. The proposed 2004-05 Financial Plan has no dedicated reserves for the costs of new labor agreements.

         The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The proposed 2004-05 Financial Plan assumes the Federal government will fully reimburse these costs.

         In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

         In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital
(DSH) payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation (HHC), State University of New York (SUNY) and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

GAAP-Basis Financial Plan

         The Division of Budget (DOB) prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements--Management's Discussion and Analysis (MD&A)--for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP-basis financial results for the State from that of previous fiscal years.

GAAP-Basis Results for Prior Fiscal Years

         The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

         Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

Fiscal Year 2002-03--GAAP-Basis Results

         The State Comptroller released the State's general purpose financial statements for fiscal year 2002-03 prepared on a GAAP basis on July 18, 2003. The financial statements for fiscal year 2002-03 are the first financial statements of the State that reflect the implementation of GASB 34.

         Net Assets. The State reported net assets of $44.9 billion, which reflects the State's investment in its capital assets. The $44.9 billion was comprised of $60.3 billion in capital assets reported net of related debt, $4.6 billion in restricted net assets offset by an unrestricted net assets deficit of $20.0 billion. Net assets reported for governmental activities decreased by $5.3 billion from a year ago, decreasing from $47.7 billion to $42.4 billion.

         The net assets of the State's governmental activities decreased by 11.1% during the year ($42.4 billion compared to $47.7 billion in the prior year). Unrestricted net assets--the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--was a deficit of $20.8 billion at March 31, 2003.

         The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included local aid payments for school education aid, which were financed on a long-term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.6 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

         Net assets for the State's business-type activities decreased by 7.0%, $2.7 billion in 2002 compared to $2.5 billion in 2003. The decrease in net assets for business-type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($662 million). As of June 30, 2002, $7.4 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

         The State's total expenses for governmental activities of $88.6 billion exceeded its total revenues of $85.1 billion by $3.5 billion. The principal causes of the reported operating deficit were lower than anticipated personal income tax receipts due to a decline in economic activity from both the national recession and corporate scandals, as well as the business disruption that resulted from the attack on the World Trade Center. The analysis below separately considers the operations of the governmental and business-type activities.

         Governmental Activities. The cost of all governmental activities this year was $88.6 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $43.6 billion including education aid transfers of $1.8 billion because some of the cost was paid for by grants and contributions of $35.5 billion and by those who directly benefited from the programs of $5.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $41.4 billion in 2003. The State paid for the remaining "public benefit" portion of governmental activities with $39.6 billion in taxes and $4.0 billion in other revenues including investment earnings.

         Business-type Activities. The cost of all business-type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $1.0 billion because some activity costs were paid by those directly benefiting from the programs ($8.0 billion), grants and contributions ($5.9 billion) and other miscellaneous revenue ($579 million).

         State Funds. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the 2002-03 year, its governmental funds reported a combined fund balance of $3.0 billion. Included in the 2002-03 total change in fund balance is an operating deficit of $4.2 billion in the State's General Fund. The General Fund operating deficit is attributable to a net $3.3 billion decline in personal income tax revenue after adjusting for personal income tax revenues of $4.3 billion recorded in Other Governmental Funds (Revenue Bond Tax Fund--a subfund of the General Obligation Debt Service Fund), a $262 million decline in consumption and use tax revenue offset by the transfer of sales tax revenues in excess of debt service requirements of $162 million, a $350 million decline in business and other taxes, offset by a $225 million increase in miscellaneous revenues, and a $135 million decrease in expenditures. Much of the decrease in tax revenues is related to a decline in economic activity due to the national economic slowdown and the continued fallout related to the terrorist attack on the World Trade Center buildings.

         The State ended the 2002-03 fiscal year with a General Fund deficit of $3.3 billion. This deficit primarily reflects the use of reserves in response to the World Trade Center disaster as well as the negative impact of the economy on revenues. In addition, $1.9 billion in payments were deferred from 2002-03 until 2003-04. To the extent that the State is able to build up and maintain reserve funds, increase revenues and contain costs in future years, the accumulated deficit will be reduced.

         Capital Assets. As of 2003, the State has $81.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.6 billion, or 2.0%, over last year.

         The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,455 lane miles of highway and 7,700 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2003.

         The State's fiscal year 2004 capital budget calls for it to spend another $5.6 billion for capital projects, of which $3.1 billion is for transportation projects. To pay for these capital projects the State plans to use $266 million in general obligation bond proceeds, $2.6 billion in other financing arrangements with public authorities, $1.7 billion in Federal funds, and $1.2 billion in funds on hand or received during the year.

         Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2003 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2003 the State had $5.7 billion in State-supported variable rate bonds outstanding of which $1.5 billion are convertible to fixed or variable rates and $2.2 billion were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. At March 31, 2003 variable rate bonds, net of those subject to fixed rate Swaps, were equal to 8.9% of the State-supported bonded debt portfolio. Total Swap agreements of $2.2 billion equaled 5.7% of the total portfolio of bonded State-supported debt.

         At March 31, 2003 the State had $39.3 billion in bonds, notes, and other financing agreements outstanding compared with $37.0 billion last year, an increase of $2.3 billion. During fiscal year 2002-03, the State issued $10.2 billion in bonds, of which $6.4 billion were for refunding and $3.8 billion were for new borrowing.

2003-2004 Financial Plan

         The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued the first quarterly update to the Financial Plan (the "First Quarterly Update") on August 7, 2003, the second quarterly update to the Financial Plan (the "Second Quarterly Update") on October 31, 2003 and the third quarterly update to the Financial Plan (the "Third Quarterly Update") on January 26, 2004. On April 15, 2004, DOB issued the "2003-04 Year-End Report" (the "Year-End Report") based on unaudited year-end results reported by the State Comptroller, and on May 5, 2004, DOB issued a supplement to the Third Quarterly Update (the "Third Quarter Supplement").

         Receipts. Year-end General Fund receipts are $42.33 billion in 2003-04, an increase of $4.93 billion (13.2 percent) from 2002-03. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants.

         Year-end personal income tax General Fund receipts for 2003-04 are $15.77 billion, a decrease of $1 billion (6.1 percent) from 2002-03, due largely to a modestly improved economic environment and the first-year impact of the temporary three-year personal income tax increase enacted in 2003, more than offset by increased Revenue Bond Tax Fund (RBTF) and School Tax Reduction Fund
(STAR) deposits.

         General Fund user taxes and fees net receipts in 2003-04 are $8.0 billion, an increase of $916 million (13.0 percent) from 2002-03.

         General Fund business tax receipts in 2003-04 are $3.41 billion, or $33 million (1.0 percent) over 2002-03, due primarily to an increase in insurance tax collections as a result of tax restructuring.

         General Fund other taxes, which include estate, pari-mutuel, gift, real property gains, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $768 million in 2003-04, an increase of $25 million (3.4 percent) over 2002-03 due to increased collections of the estate tax, which reflects an increase of market equity values from the recent improvement of the economy.

         General Fund miscellaneous receipts for 2003-04 are $5.93 billion, including $4.2 billion in tobacco securitization proceeds, an increase of $3.83 billion (183.4 percent) from 2002-03. With tobacco securitization proceeds excluded, miscellaneous receipts are estimated to decrease by $365 million (17.4 percent) from 2002-03, largely due to lower collections in unclaimed and abandoned property.

         Federal grants in the General Fund are $645 million in 2003-04, an increase of $645 million from 2002-03. This increase reflects the one-time Federal revenue sharing payments received in 2003-04.

         Receipts on an All Funds basis, which is the broadest measure of State budgetary activity, are $98.98 billion in 2003-04, an increase of $10.91 billion (12.4 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in personal income tax rates and in the base and rate of the sales tax.

         Disbursements. General Fund spending in 2003-04 increased $4.5 billion (11.8 percent) over 2002-03. On an All Funds basis, spending in 2003-04 grew by nearly $8.3 billion over 2002-03. The annual impact of payment deferrals, which had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization, and inflationary pressures, increased by nearly $2.3 billion, followed by growth in Federal education aid, State pension costs, and pass-through aid related to World Trade Center recovery efforts.

         Reserves/General Fund Closing Balance. The State estimates that it ended the 2003-04 fiscal year on March 31, 2004 with a General Fund operating surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund (after an $84 million deposit at the close of 2003-04), $21 million in the Contingency Reserve Fund, and $262 million the Community Projects Fund.

2004-2005 Financial Plan

         On January 20, 2004, the Governor presented his 2004-05 Executive Budget to the Legislature, which contained financial projections, a proposed Capital Program and a Financial Plan for the State's 2004-05 fiscal year. On March 31, 2004, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2004-05 fiscal year. However, the State Legislature failed to take final action on all other Executive Budget recommendations by April 1, the start of the 2004-05 fiscal year. In prior years when the State failed to enact the budget by April 1, the State has enacted interim appropriations to permit the State to continue operations until final action on the budget. Since April 1, 2004, the State has periodically enacted similar interim appropriations and, consistent with practices in prior years, expects to do so until final action on the 2004-05 budget. The Governor and State Legislative leaders are continuing negotiations over the budget for fiscal year 2004-05. However, there can be no assurance that the State Legislature will adopt the Executive Budget as currently proposed or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 2003-04 or in future fiscal years.

         The State expects that 2003-04 year-end results will have only a modest impact on the 2004-05 Financial Plan, having already incorporated $261 million of the $308 million surplus to help balance the 2004-05 Financial Plan.

         Receipts. General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0 percent) from 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004-05. This loss is offset, in part, by increased receipts from both the personal income tax and sales tax, as a result of temporary tax increases adopted as part of the 2003-04 Enacted Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

         Personal income tax General Fund receipts for 2004-05 (net of $1.27 billion contribution from the Refund Reserve account) are projected to reach $17.83 billion, an increase of $1.46 billion (8.9 percent) from 2003-04, due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003, somewhat offset by increased RBTF and STAR deposits of $487 million and $163 million, respectively.

         General Fund user taxes and fees net receipts for 2004-05 are projected to reach $8.34 billion, an increase of $443 million (5.6 percent) from 2003-04. The sales and use tax is projected to increase $488 million (6.8 percent) from 2003-04 due to increased economic growth and the recommended changes to the clothing and footwear exemption. The other user taxes and fees are projected to decrease $44 million (6.2 percent) from 2003-04, due mainly to the increased dedication of motor vehicle fee receipts to transportation funds.

         General Fund business tax receipts in 2004-05 are projected to be $3.74 billion, or $344 million (10.1 percent) over 2003-04. This is due primarily to tax law changes enacted in 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

         The estimate for General Fund other taxes in 2004-05 is $762 million, which is $22 million (2.8 percent) below 2003-04. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

         General Fund miscellaneous receipts are projected to total $2.09 billion in 2004-05, a decrease of $3.88 billion (65.0 percent) from the current fiscal year. This decrease is due largely to the tobacco securitization proceeds described above. Excluding these proceeds, General Fund miscellaneous receipts would increase by $317 million. This increase is due primarily to increased collections of licenses and fees, and an additional payment of $100 million from Power Authority of Southern New York to offset the remaining cost of the "Power for Jobs" program.

         Transfers to the General Fund from personal income tax receipts deposited to the RBTF in excess of debt service payable on State Personal Income Tax bonds is projected at $5.63 billion, an increase of $386 million from 2003-04. This increase is attributable to overall growth in personal income taxes, partially offset by a $102 million increase in debt service costs on those bonds. The $103 million annual increase in transfers to the General Fund of sales tax receipts deposited to the Local Government Assistance Tax Fund in excess of debt service due on LGAC bonds is attributable to overall growth in sales tax receipts partially offset by a $16 million increase in debt service costs on LGAC bonds. These transfers are projected to total $2.0 billion in 2004-05.

         Transfers to the General Fund of receipts from the real estate transfer tax deposited to the Clean Water/Clean Air (CW/CA) Debt Service Fund in excess of debt service due on those general obligation bonds is projected to total $240 million, a decrease of $7 million from 2003-04. This decrease reflects overall growth in real estate transfer taxes, partially offset by a $18 million increase in debt service costs.

         All other transfers are projected to total $472 million in 2004-05, an increase of $127 million. This is due primarily to one-time fund sweeps ($91 million), a transfer from SUNY to reimburse the General Fund for equipment costs ($90 million) and increased transfers from the Waste Tire Management and Recycling program ($20 million), partially offset by a $59 million decrease in the transfer from the Environmental Protection Fund.

         There are no projected Federal Grants in 2004-05 in the General Fund, a decrease of $645 million from the current fiscal year. This decrease reflects the loss of the one-time Federal revenue sharing payments received in 2003-04.
         Disbursements. The proposed 2004-2005 Financial Plan projections assume that the 2004-05 Executive Budget and all accompanying proposals are enacted in their entirety. Absent the Executive Budget recommendations designed to reduce the growth in annual spending, General Fund spending would increase by more than $3 billion over 2003-04.

         Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44 percent) and for Medicaid (22 percent). Other large areas of spending include mental hygiene (6 percent), higher education (6 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose aid to counties and municipalities (3 percent), preschool special education (3 percent), and public health (2 percent).

         Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal issues associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help them finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals. Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), HESC ($176 million), school aid ($169 million), preschool special education programs ($89 million), OCFS ($57 million) and mental hygiene ($55 million).

         State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.25 billion in 2004-05, an increase of $196 million (2.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending and the remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses. The projected $196 million annual increase in State Operations costs includes higher spending of $130 million for an extra institutional payroll occurring in 2004-05. Spending for the Legislature and Judiciary is projected to remain unchanged.

         Proposed savings initiatives designed to reduce annual spending growth associated with performance advances and inflation include various revenue maximization initiatives ($171 million), and the continuation of the strict statewide hiring freeze and other actions to restrain spending in agency operations ($142 million). The revenue maximization efforts to finance State Operations spending include Federal revenue initiatives in mental hygiene programs ($70 million) and extending current provisions of the Motor Vehicle Insurance Fee to support State Police activities ($51 million). No general salary increases are budgeted in either 2003-04 or 2004-05.

         The State's Executive agency All Funds workforce is projected to total 187,900 by the end 2004-05, level with the current year. Since 1994-95, the State workforce has declined by approximately 23,300.

         General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Spending for General State Charges is projected to be $3.65 billion in 2004-05, an increase of $395 million (12.1 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits to $2.05 billion (an increase of $255 million) and higher costs related to employer pension contributions to a level of $669 million (an increase of $184 million) after reflecting savings for proposed pension reforms.

         Transfers to Other Funds is projected to total $2.53 billion in 2004-05, an increase of $90 million (3.7 percent) from the current year and include General Fund transfers to support debt service ($1.75 billion), capital projects ($187 million), and other funds ($587 million), including SUNY, banking services, and the Judiciary.

         General Fund support for debt service is estimated to increase by $285 million (19.4 percent) to pay primarily for prior-year financings for CUNY, SUNY and correctional facilities partially offset by savings from the use of variable rate and interest rate exchange agreements to refund outstanding bonds and reduce borrowing costs.

         The $40 million (17.6 percent) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending.

         All other transfers are projected to decline by $155 million in 2004-05 due to a nonrecurring transfer to the Health Care Reform Act SRF that financed 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04.

Authorities and Localities

         Metropolitan Transportation Authority ("MTA"). On October 28, 2003, the MTA released a revised 2003 budget and a four-year financial plan for itself and its affiliates and subsidiaries for 2004 - 2007 (the 2004-2007 Financial Plan. The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board.

         On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

         On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

         Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

         New York City. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

         To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

         For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

         On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

         On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan. On April 26, 2004, the City released its Executive Budget, which includes updates to the January Financial Plan. The Executive Budget projects a surplus of $1.4 billion in 2004, and projects gaps of $0.7 billion $2.7 billion, $2.9 billion and $2.2 billion in fiscal years 2005, 2006, 2007 and 2008, respectively. Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the MTA to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

         In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. However since the date of January Financial plan, the City has reached agreement with District Council 37 ("DC 37") of the American Federation of State, County and Municipal Employees (representing about one-third of the City's workforce) on a three-year contract. Applying the DC37 contract terms to the entire City workforce requires an additional expenditure of $533 million in 2004.

         On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s, and that despite the budget risks cited in the report, New York City will end fiscal year 2004 with a substantial budget surplus and should have little difficulty balancing the fiscal year 2005 budget because it can draw upon reserves and other resources if needed. The report cautioned that continued progress toward recurring budget balance will depend on sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

         The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors that could have a material effect on the City.

Litigation

     New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following: Consumers Union of U.S., Inc. v. State, where plaintiffs challenge the constitutionality of certain provisions authorizing of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation; New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al., Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. where plaintiffs allege that the changes in Medicaid reimbursement methodology were adopted in violation of procedural and substantive requirements of State and Federal law; Freedom Holdings Inc. et al. v. Spitzer et ano., where plaintiffs challenge statutory provisions relating to the 1998 Tobacco Master Settlement Agreement that New York and other states entered into with certain tobacco manufacturers; Oneida Indian Nation of New York et al. v. County of Oneida, where the plaintiff claims that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795; and Cayuga Indian Nation of New York v. Cuomo et al. where the federal District Court granted plaintiffs $211 million in prejudgment interest on 64,000 acres held to be illegally sold to the State in 1795.

         In Campaign for Fiscal Equity, Inc., et al. v. State, et al., plaintiffs claimed the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution. In June 2003, the State Court of Appeals ruled that the State's financing system for New York City public schools is unconstitutional and directed the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget, which has yet to be acted on by the Legislature, reserves all video lottery terminal (VLT) revenues for "sound basic education" funding. On a fiscal year basis, the State projects VLT revenues to increase from $240 million in 2004-05 to $950 million in 2005-06 to $1.3 billion in 2006-07. The 2004-05 Executive Budget also proposes an additional $100 million increase in General Fund support to New York City on a school year basis for this purpose.

         In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), LGAC challenged, among other things, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners appealed from the decision and order to the Appellate Division, Third Department. By order entered March 4, 2004, the Appellate Division, Third Department held certain provisions of the MAC Refinancing Act to be constitutional and severed from the MAC Refinancing Act those provisions it held to be unconstitutional. Appellants appealed the decision to the Court of Appeals. On May 13, 2004, the New York State Court of Appeals held the statute to be constitutional. LGAC has not indicated whether it plans to appeal the decision to the federal courts.

                 ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA

         The financial condition of the Commonwealth of Pennsylvania (the "Commonwealth"), its public authorities and its local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Pennsylvania Municipal Money Market Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors that may affect the financial situation in Pennsylvania and is based on information obtained from Pennsylvania, certain of its public authorities and certain other localities within the Commonwealth as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers might be unrelated to the creditworthiness of Pennsylvania. There is no obligation on the part of Pennsylvania to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Pennsylvania.

General

         The Commonwealth of Pennsylvania, the sixth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for many major corporations. Pennsylvania's average annual unemployment rate for each year since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for February 2004 was 6% and for the United States for February 2004 was 6%. The population of Pennsylvania, 12.3 million people in 2003 according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age. Per capita income in Pennsylvania for 2002 of $31,663 was higher than the per capita income of the United States of $30,832. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 2000, June 30, 2001 and June 30, 2002 with positive fund balances of $4,264 million, $4,485 million, and $3,023 million, respectively.

         Slower than projected growth in the national economy during fiscal year 2003 resulted in shortfall of revenues. The shortfall of revenues to the budget was offset by decisions of the Governor to limit expenditures leading to appropriation lapses totaling $466.9 million and repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund. Greater than projected growth in the national economy during the second and third calendar quarters for 2003 contributed to Commonwealth revenues through December 2003 exceeding the budget estimate, certified in March 2003, for fiscal year 2004. Actual Commonwealth revenues through December 2003 were approximately $458 million, or 3 percent over the estimate prepared in March 2003.

Debt

         The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $6,767.2 million at June 30, 2003. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At February 23, 2004, all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa2 by Moody's (see Part 2 of this SAI). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2008, the Commonwealth has projected that it will issue notes and bonds totaling $4,792 million and retire bonded debt in the principal amount of $3,069.4 million.

         Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of June 30, 2003, the combined total debt outstanding for all these agencies was $14,652.79 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency
(PHFA), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

         Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt (i.e., that approved by the voters) is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. Powell v. Ridge involves a challenge to the Commonwealth's system for funding public schools on the grounds that such system has the effect of discriminating on the basis of race in violation of Title VI of the Civil Rights Act of 1964. The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.

Other Factors

         The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligors, depending upon the Pennsylvania Municipal Money Market Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligors of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The Cities of Philadelphia and Pittsburgh, for example, have experienced severe financial problems that impaired their ability to borrow money and adversely affected the ratings of their obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying non-government obligor, such as a project occupant or provider of credit or liquidity support.

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

(v)      Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:


Equity and International Funds

       ---------------------------- ----------------- ------------------
       Your Investment              As a % of NAV     As a % of your
                                    excluding sales   investment
                                    charge
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       Up to $49,999                5.75%             6.10%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $50,000-$99,999              4.50%             4.71%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $100,000-$249,999            3.75%             3.90%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $250,000-$499,999            2.50%             2.56%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $500,000-$999,999            2.00%             2.04%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $1,000,000-$2,999,999        0.00%             0.00%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $3,000,000-$4,999,999        0.00%             0.00%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $5,000,000 or greater        0.00%             0.00%
       ---------------------------- ----------------- ------------------

Long-term Bond Funds
       ---------------------------- ----------------- ------------------
       Your Investment              As a % of NAV     As a % of your
                                    excluding sales   investment
                                    charge
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       Up to $49,999                4.75%             4.99%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $50,000-$99,999              4.50%             4.71%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $100,000-$249,999            3.75%             3.90%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $250,000-$499,999            2.50%             2.56%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $500,000-$999,999            2.00%             2.04%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $1,000,000-$2,999,999        0.00%             0.00%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $3,000,000-$4,999,999        0.00%             0.00%
       ---------------------------- ----------------- ------------------
       ---------------------------- ----------------- ------------------
       $5,000,000 or greater        0.00%             0.00%
       ---------------------------- ----------------- ------------------



Short-term Bond Funds
         ---------------------------- ----------------- -----------------
         Your Investment              As a % of NAV     As a % of your
                                      excluding sales   investment
                                      charge
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         Up to $49,999                3.25%             3.36%
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         $50,000-$99,999              3.00%             3.09%
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         $100,000-$249,999            2.50%             2.56%
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         $250,000-$499,999            2.00%             2.04%
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         $500,000-$999,999            1.50%             1.52%
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         $1,000,000-$2,999,999        0.00%             0.00%
         ---------------------------- ----------------- -----------------
         ---------------------------- ----------------- -----------------
         $3,000,000 or greater        0.00%             0.00%
         ---------------------------- ----------------- -----------------

      There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end sales charges are imposed on Class A shares purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                  CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                           5.00%
Second 12-month period following the month of purchase           4.00%
Third 12-month period following the month of purchase            3.00%
Fourth 12-month period following the month of purchase           3.00%
Fifth 12-month period following the month of purchase            2.00%
Sixth 12-month period following the month of purchase            1.00%
Thereafter                                                       0.00%

         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

         In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C Shares

         The Fund offers Class C shares without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                  CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                           1.00%

Thereafter                                                       0.00%

         There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Growth Fund and Evergreen Precious Metals Fund.

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class R Shares

         Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:


                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years. ATVD = ending redeemable value of the initial $1,000, after taxes on
                 fund distributions but not after
                        taxes on redemption.


Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions). n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on
         fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period



7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

         EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                                            Current Maximum
                         Class 12b-1 Fees Allowed Under
                                                               the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

         Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

         EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

     The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:


Equity Funds

       -------------------------------- --------------------------------
       Your Investment                  Dealer Commission as a % of NAV
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       Up to $49,999                    5.00%
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $50,000-$99,999                  4.25%
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $100,000-$249,999                3.25%
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $250,000-$499,999                2.00%
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $500,000-$999,999                1.75%
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                        plus
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                        plus
       -------------------------------- --------------------------------
       -------------------------------- --------------------------------
       $5,000,000 or greater            0.25% of amounts equal to or
                                        over $5,000,000*
       -------------------------------- --------------------------------
    * Evergreen Equity Index Fund
    pays 0.25% to investment firms
    for all amounts over
    $1,000,000.



Long-term Bond Funds

-------------------------------- --------------------------------
Your Investment                  Dealer Commission as a % of NAV
-------------------------------- --------------------------------
-------------------------------- --------------------------------
Up to $49,999                    4.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$50,000-$99,999                  4.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$100,000-$249,999                3.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$250,000-$499,999                2.00%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$500,000-$999,999                1.75%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                 plus
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                 plus
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$5,000,000 or greater            0.25% of amounts equal to or
                                 over $5,000,000
-------------------------------- --------------------------------


Short-term Bond Funds

      -------------------------------- --------------------------------
      Your Investment                  Dealer Commission as a % of NAV
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      Up to $49,999                    2.75%
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      $50,000-$99,999                  2.75%
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      $100,000-$249,999                2.25%
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      $250,000-$499,999                1.75%
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      $500,000-$999,999                1.25%
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                       plus
      -------------------------------- --------------------------------
      -------------------------------- --------------------------------
      $3,000,000 or greater            0.25% of amounts equal to or
                                       over $3,000,000**
      -------------------------------- --------------------------------
   ** Evergreen Adjustable Rate
   Fund and Evergreen Ultra Short
   Bond Fund pay 0.25% to
   investment firms for all
   amounts over $1,000,000.


         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

         EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% (20% for sales before May 6, 2003) for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
                  2. efficiency in handling trades; 3. ability to trade large blocks of securities; 4. readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

         Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended January 31, 2004, the Executive Committee held 24 committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended January 31, 2004, the Audit Committee held 4 committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended January 31, 2004, the Performance Committee held 4 committee meetings.

         Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.


Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former
DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Senior Resident
DOB: 1/10/52                                         Superior Court Judge, 26th Judicial
                                                     District, Charlotte, NC
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of
K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company
                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                 Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix
Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund
                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former
DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former
William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI
DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health
III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                 Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
         Trustee              Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Shirley L. Fulton             None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
*    In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred
     Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Dennis H. Ferro                  President                President, Chief Executive Officer and Chief Investment
401 S. Tryon                                              Officer, Evergreen Investment  Company, Inc. and Executive
Charlotte, NC 28288                                       Vice President, Wachovia Bank, N.A.
DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                             Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     o Are inside directors and sit on the audit, compensation, or nominating committees

     o  Are  inside   directors   and  the  full  board  serves  as  the  audit,
compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.



Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

        o         adverse governance changes

        o         excessive increases in authorized capital stock

        o         unfair method of distribution

        o         diminution of voting rights

        o         adverse conversion features

        o         negative impact on stock option plans

        o         other alternatives such as spinoff


VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

         o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

        o ignore a shareholder proposal that is approved by a majority of shares outstanding

        o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

        o are interested directors and sit on the audit or nominating committee

         o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                   SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
                       ANNUAL REPORT DATED APRIL 30, 2004

Item 1.     Reports to Stockholders


ANNUAL REPORT APRIL 30, 2004
SOUTHTRUSTFUNDS
It's about trust./sm/
SouthTrust U.S. Treasury Money Market Fund
SouthTrust Income Fund
SouthTrust Bond Fund
SouthTrust Alabama Tax-Free Income Fund
SouthTrust Value Fund
SouthTrust Growth Fund
SOUTHTRUST FUNDS




MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SouthTrust U.S. Treasury Money Market1

Throughout the reporting period, money market funds continued to experience a rather stable yield environment despite a small rise in the overall Treasury market. In an effort to spark economic growth, the Federal Reserve Board (Fed) continued to maintain a rather accommodative stance towards monetary policy. However, with signs of an improving job market combined with some signs of inflation, short-term Treasury yields slowly began to anticipate an increase in the federal funds target rate. While longer dated Treasury yields remained volatile, yields on three-month Treasury bills and overnight repurchase agreements have remained relatively flat over the reporting period. However during the first quarter of 2004, yields of six-month Treasury Bills and one year Treasury Notes began to increase, confirming the likelihood of future Fed tightening.

Over the past year, the majority of the Fund remained in overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. However during the first quarter of 2004, the Fund took some opportunities to invest in six month Treasury Bills as yields have become attractive versus overnight repurchase agreements.

SouthTrust Income Fund

Sector allocation and issuer selection were the principal drivers to performance for the reporting period ended April 30, 2004. The sector allocation had the greatest impact on the performance during the past six months. Yields of U.S. Treasury securities were volatile during the twelve-month reporting period and ended higher than they were six and twelve months prior. The yield of the 5-year Treasury rose 0.9 percentage points during the reporting period to end at 3.6% after being as low as 2% in June 2003 and reaching 3.6% in September 2003 and April 2004.

Throughout the reporting period, the Fund maintained a maturity structure that was similar to or slightly shorter to its benchmark, the Merrill Lynch 1-5 Year Government / Corporate Index.2 The Fund benefited from maintaining an over-allocation to corporate bonds along with a similar allocation to triple-B rated debt. The Fund's strategic allocation to mortgages provided a better return than Treasury and Federal agency securities. The mortgage sector provided the second best

Annual Report






performance behind corporate bonds during the past six and twelve month periods. While the level of yields rose during the twelve-month period, the 2-year Treasury and the Fund's allocation to this maturity sector, benefited from the significant yield advantage provided over a one-year security along with the aging process experienced by a two-year security rolling down the yield curve to a one-year security in twelve months.

SouthTrust Bond Fund

Over the past year the bond market continued to perform well, but not without its share of volatility. Over the past six-months, the average yield on the 10-year Treasury was 4.15%, with a high of 4.60% and a low of 3.10%. Earlier last year, deflationary issues and a weaker than expected economy took center stage pushing yields to all-time lows. Today, that disappointment has been replaced by solid growth, especially in manufacturing, and a rapidly improving jobs picture. Driven by profit growth and balance sheet repair, corporate bonds continued to perform well. Riskier companies, or what is known as high beta credits outperformed. Defensive credits, such as consumer products or pharmaceuticals, lagged the corporate bond index. In general, mortgages outperformed but their performance has been uneven given the wild swings in yields.

As long as the economy continues to improve at or above its current trend, the Fed appears comfortable with the prospects of rising rates. It is important to remember that policy can still be accommodative even if the Fed were to begin raising rates. As such, Bond Fund may reposition securities to take advantage of this new dynamic in the marketplace. For the twelve month reporting period ended April 30, 2004, the Bond Fund returned 0.80% to shareholders at NAV. The Fund maintained an overweight in a diversified mix of corporate bonds which was the primary driver of performance during the reporting period.

SouthTrust Alabama Tax-Free Income Fund4

Over the past twelve month reporting period municipal yields followed the movement of Treasury yields moving higher. However, the rise of municipal yields during this time period was accompanied by volatility. Investor reaction to economic reports accompanied by market anticipation of how the Federal Open Market Committee will handle economic policy sent interest rates on a roller coaster ride in the summer of 2003 and traded across a range of 1.00%. With the market and the media focusing on consecutively weaker employment reports, municipal yields declined through the winter of 2004. However, investors were surprised as the month of April 2004 was ushered in with very strong employment data pushing municipal yields higher.

Municipal yields are influenced by Treasury yields plus the supply and availability of municipal bonds. With interest rates having moved to a "generationally" low level, the interest rate environment was favorable for record issuance of municipal debt. Over the past twelve months investors saw new municipal issuance in excess of $370 billion.

Tax revenues that support many municipal issues showed a continual increase over the past year after declining over the previous two years. This trend was a positive for the security of municipal issuers. During 2003, both tobacco securitization and airlines bonds offered investors ideal reasons to maintain portfolio diversification. Ongoing litigation against the tobacco companies and continued expense management issues in the airline industry hampered the strength of these issuers.

For the twelve-month period ended April 30, 2004, the SouthTrust Alabama Tax-Free Income Fund returned a total return of 1.55% at net asset value.3 The Fund's largest sector allocations continued to be in general obligations, education and essential-use revenue bonds. Two-thirds of the portfolio holdings were in AAA rated bonds with the Fund's average maturity at 9.0 years. This high quality, intermediate structure should keep the Fund well positioned for the volatile environment we envision for 2004.

SouthTrust Value Fund

The SouthTrust Value Fund had another good six months providing a return of 10.49% versus 6.27% for the Standard & Poor's 500 Index (S&P 500). For the fiscal year ending April 30, 2004, the Fund provided a total return of 31.87%3 versus 22.88% for the S&P 500.5 The strength was broad based and helped by the Fund avoiding stocks with major disappointments.

The Fund's large overweighting in the energy sector started to outperform in late 2003 and made a significant contribution to the Fund's total return. While the Fund took some profits, it continued to keep a significant overweight in the energy sector. Across the board strength in the Fund's energy holdings was due in part to

Annual Report






highly respected exploration and production company XTO, returning over 70% during the fiscal year and over 40% for the six-month period. FMC Technologies, the leader in deep water sub sea products returned over 40% for the year, as did Transocean, the large off shore driller and Schlumberger, which is generally considered to be the leading oil service company. Many of these returns came in the December 2003 through March 2004 time frame, helping the Fund during the most recent period.

The Fund's good performance also resulted from a wide range of stocks in many different sectors. The Fund long-standing position in J.C. Penney continued its positive move as the company announced an agreement to sell the Eckerd drug store chain. The proceeds should strengthen their balance sheet and allow management to focus on accelerating the already strong momentum in their department store and catalogue businesses. J.C. Penney provided a return of over 40% for the six months and over 100% return for the fiscal year. Our positive view of Tyco's strong operating businesses and new management has so far been correct with the stock up over 75% for the year and 30% for the six months. Improving prospects for travel and the strong housing market helped Cendant to an excellent 66% return for the year. Other stocks making a significant contribution to the Fund's performance included: Yum! Brands the highly respected manager of Pizza Hut, Taco Bell, KFC, and several other restaurant chains; First Data Corporation, a leader in financial processing; and Ace Limited, a diversified insurance company. Our choice of less favored banks proved to be the correct one as Fleet Boston was acquired by Bank of America and Bank One is under agreement to be acquired by J.P. Morgan.

Looking forward, we believe the pharmaceutical sector, which is out-of-favor with Wall Street analysts, is currently one of the more undervalued sectors. As a result drug stocks in the Fund's Portfolio represent a significant overweighting, versus the S&P 500. Pfizer, a large, highly respected, global pharmaceutical company remains the Fund's largest individual holding, with Abbott Labs, Bristol-Myers, Johnson & Johnson, and Shire Pharmaceuticals also in the portfolio. Besides Pfizer, the Fund's top five holdings include previously mentioned Tyco International, Cendant and First Data, along with CVS, the large drug store chain. CVS's anticipated acquisition of 1,260 Eckerd drug stores should provide them with a much improved competitive position. We continue to remain focused on holding a highly diversified portfolio of companies that we believe are undervalued in the current market.





SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2004, the SouthTrust Growth Fund returned 15.32% at NAV.3 Performance trailed that of the S&P 500 and the Fund's peer group. During the last year, performance was inversely correlated with capitalization size. An environment where high beta and lower quality stocks outperform creates significant headwinds for us with our focus being on higher quality, mega-cap names. Thus, the last twelve months has been a challenging environment for us on a relative basis.

Our approach to managing the Fund centers around our definition of growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. The typical holding in the Fund will have a market capitalization of $10 billion or greater at the time of initial purchase.


The Fund continued to adhere to its disciplined approach and found opportunity in a number of large cap growth names that we felt were attractively priced. We initiated positions in Analog Devices, Bed Bath & Beyond, and Medco Health Solutions. We increased the Fund's weightings in names such as Walt Disney, Cisco Systems, Amgen, and Harley-Davidson. Harley-Davidson, which we highlighted in last year's annual report, typifies the traditional portfolio holding--a stock market capitalization of $10 billion or higher with a mid to high teens earnings growth rate purchased at a reasonable valuation. Throughout the first half of 2003, the company exceeded earnings expectations each quarter but the stock declined due to investor concern about slower earnings growth, revenue pulled forward from the 100th anniversary models, the boost to earnings from the financial services division, and maturation of the heavy motorcycle market. We felt this was still a very high quality company with favorable supply/demand characteristics that was being unduly punished by investors, especially considering the way the Company has historically managed bike pricing by undersupplying the market. Our cost in HDI is about $43. The stock closed the April 30, 2004 fund fiscal year at a little over $56.

      (1) An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Annual Report





      (2) The ML1-5GC is an unmanaged index trading short term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.


      (3) Yields will vary. Performance quoted is based on net asset value ("NAV"), reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Alabama Tax-Free Income Fund Value and Growth Funds were (2.01)%, 25.94% and 10.13%, respectively. The Alabama Tax-Free Fund's maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%. Mutual fund performance charges over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.southtrust.com or call 1-888-735-3441.


      (4) Income may be subject to the federal alternative minimum tax.


      (5) The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.



SOUTHTRUST INCOME FUND




DATE         Fund       ML1-5GC
------------------------------------
1/10/1996     $9,650    $10,000
4/30/1996     $9,560     $9,978
4/30/1997    $10,028    $10,600
4/30/1998    $10,777    $11,435
4/30/1999    $11,379    $12,159
4/30/2000    $11,635    $12,498
4/30/2001    $12,750    $13,863
4/30/2002    $13,282    $14,820
4/30/2003    $14,229    $16,041
4/30/2004    $14,382    $16,323


Growth of a $10,000 Investment in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the "Fund") from January 10, 1996 (start of performance) to April 30, 2004, compared to the Merrill Lynch 1-5 Year Government/Corporate Index ("ML1-5GC")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.50)%
      5 Years  4.05%
      Start of Performance (1/10/1996)  4.47%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index. + The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged. ++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST BOND FUND

SouthTrust Bond Fund

  DATE          Fund       LBGCT
------------------------------------------
4/30/1994       $9,600     $10,000
4/30/1995      $10,119     $10,693
4/30/1996      $10,805     $11,617
4/30/1997      $11,452     $12,398
4/30/1998      $12,689     $13,801
4/30/1999      $13,393     $14,668
4/30/2000      $13,413     $14,809
4/30/2001      $14,817     $16,601
4/30/2002      $15,436     $17,843
4/30/2003      $17,169     $20,061
4/30/2004      $17,312     $20,422

Growth of a $10,000 Investment in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Government/Credit Index ("LBGCT")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.71)%
      5 Years  4.52%
      10 Years  5.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index. + The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.



SOUTHTRUST ALABAMA TAX-FREE INCOME FUND



               Fund      LB1-10MB
              -------    --------
 4/30/1995    $10,056    10,570
 4/30/1996    $10,619    11,349
 4/30/1997    $10,996    11,955
 4/30/1998    $11,704    12,830
 4/30/1999    $12,336    13,658
 4/30/2000    $12,163    13,752
 4/30/2001    $13,291    14,952
 4/30/2002    $14,146    15,938
 4/30/2003    $15,354    17,105
 4/30/2004    $15,592    17,443


Growth of a $10,000 Investment in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Lehman Brothers 1-10 Year Municipal Bond Index ("LB1-10BMB")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  (2.01)%
      5 Years  4.05%
      10 Years  4.54%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-10BMB has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The LB1-10BMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST VALUE FUND


 DATE          Fund     S&P 500
---------------------------------------
4/30/1994     $9,464    $10,000
4/30/1995    $11,013    $11,747
4/30/1996    $14,483    $15,296
4/30/1997    $17,377    $19,140
4/30/1998    $23,701    $27,000
4/30/1999    $24,927    $32,891
4/30/2000    $25,989    $36,217
4/30/2001    $29,139    $31,519
4/30/2002    $26,796    $27,541
4/30/2003    $21,834    $23,878
4/30/2004    $29,067    $29,339


Growth of a $10,000 Investment in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  25.94%
      5 Years  1.99%
      10 Years  11.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed from 4.50% to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%



SOUTHTRUST GROWTH FUND


  DATE          Fund     S&P 500
------------------------------------------
4/30/1994     $9,550    $10,000
4/30/1995    $11,062    $11,747
4/30/1996    $14,534    $15,296
4/30/1997    $17,702    $19,140
4/30/1998    $24,023    $27,000
4/30/1999    $29,706    $32,891
4/30/2000    $32,393    $36,217
4/30/2001    $28,287    $31,519
4/30/2002    $23,196    $27,541
4/30/2003    $20,903    $23,878
4/30/2004    $24,106    $29,339


Growth of a $10,000 Investment in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  10.13%
      5 Years  (4.97)%
      10 Years  9.20%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount



        Value



      U.S. TREASURY OBLIGATIONS--48.8% U.S. TREASURY BILLS--42.2%
      $100,000,000 (1) 0.992%, 5/6/2004  $99,986,076
      50,000,000 (1) 0.911%, 5/20/2004   49,976,382
      50,000,000 (1) 0.955%, 5/27/2004   49,966,146
      100,000,000 (1) 1.006%, 7/8/2004   99,813,945
      100,000,000 (1) 0.968%-0.989%, 8/5/2004   99,742,400
      100,000,000 (1) 0.979%-1.000%, 8/26/2004   99,684,750
      100,000,000 (1) 1.001%-1.026%, 9/9/2004   99,638,840
      50,000,000 (1) 1.130%, 10/14/2004   49,745,236





         TOTAL      648,553,775





         U.S. TREASURY NOTE--6.6% 100,000,000 2.000%, 11/30/2004 100,468,148





      TOTAL U.S. TREASURY OBLIGATIONS   749,021,923





      REPURCHASE AGREEMENTS--51.2%
      100,000,000 Agreement with Bear Stearns Co., Inc., 0.910%, dated 4/30/2004, to be repurchased at $100,007,583 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2014, collateral market value $102,832,185 (at
      amortized cost)   100,000,000
      100,000,000 Agreement with Dresdner Bank, 0.900%, dated 4/30/2004, to be repurchased at $100,007,500 on 5/3/2004, collateralized by U.S. Treasury Notes maturing on 4/30/2006, collateral market value $102,003,898 (at amortized cost) 100,000,000 160,842,000 Agreement with Greenwich Capital Markets, Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,854,465 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2023, collateral market value $164,059,488 (at amortized cost) 160,842,000







      Principal
      Amount



        Value



      $ 55,000,000 Agreement with Lehman Brothers, Inc., 0.910%, dated 4/30/2004, to be repurchased at $55,004,171 on 5/3/2004, collateralized by U.S. Government National Strips with various maturities to 8/15/2012, collateral market value $56,100,481 (at amortized cost) $ 55,000,000 160,000,000 Agreement with Morgan Stanley & Co., Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,012,400 on 5/3/2004, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and a U.S. Treasury Inflationary Index with various maturities to 5/15/2030,
      collateral market value $161,574,738 (at amortized cost)   160,000,000
      210,000,000 Agreement with Warburg Securities, 0.920%, dated 4/30/2004, to be repurchased at $210,016,100 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 11/15/2027, collateral market value $214,201,410 (at amortized cost) 210,000,000





      TOTAL REPURCHASE AGREEMENTS   785,842,000





      TOTAL INVESTMENTS--100.0%
      (at amortized cost)(2)   1,534,863,923





      OTHER ASSETS AND LIABILITIES--NET--0.0%   513,099





      TOTAL NET ASSETS--100%  $1,535,377,022







      (1) Yield at date of purchase. (2) Also represents cost for federal tax purposes.
      Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.



SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount




        Value



      COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
          FINANCE--1.5%
      $1,287,859   Government National Mortgage Association, Series 2003-111,
      Class VA, 5.50%, 3/16/2013
      (identified cost $1,365,533)  $  1,332,355





      CORPORATE BONDS--44.8%
          CONSUMER CYCLICAL--1.5%
      750,000   Sysco Corp., Note, 4.75%, 7/30/2005   772,989
      550,000   Target Corp., Note, 5.50%, 4/1/2007   585,839





          TOTAL   1,358,828





          CONSUMER DURABLES--0.7%
      390,000   Fortune Brands, Inc., Note, 2.875%, 12/1/2006   389,321
      220,000 (1)  Harley Davidson, Inc., Series 144A, 3.625%, 12/15/2008
      217,140





          TOTAL   606,461





          CONSUMER NON-DURABLES--3.1%
      220,000   Anheuser-Busch Cos., Inc., Deb., 7.25%, 9/15/2015   237,877
      860,000   Coca-Cola Enterprises, Inc., 5.375%, 8/15/2006   909,460
      900,000   Kraft Foods, Inc., Note, 4.625%, 11/1/2006   931,376
      700,000   McDonald's Corp., Note, Series MTNG, 3.875%, 8/15/2007   712,062





          TOTAL   2,790,775





          ENERGY--5.8%
      348,800   ChevronTexaco Corp., Deb., 8.11%, 12/1/2004   362,175
      700,000   ChevronTexaco Corp., Note, 3.50%, 9/17/2007   706,778
      1,000,000   Conoco, Inc., 5.45%, 10/15/2006   1,064,264
      260,000   DTE Energy Co., Sr. Note, 6.45%, 6/1/2006   276,347
      915,000   Marathon Oil Corp., Note, 5.375%, 6/1/2007   965,464







      Principal
      Amount




        Value



      $   500,000  Pemex Project Funding Master, 6.125%, 8/15/2008  $
522,500
      1,340,000  Valero Energy Corp., Unsecd. Note, 3.50%, 4/1/2009   1,284,499





         TOTAL   5,182,027





         FINANCIAL SERVICES--15.0%
      500,000 (1) AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%,
      8/1/2008   538,444
      860,000  Bank of America Corp., Sr. Note, 3.25%, 8/15/2008   838,663
      645,000  CIT Group, Inc., Sr. Note, 5.50%, 11/30/2007   682,066
      755,000  Citigroup, Inc., 5.75%, 5/10/2006   800,764
      480,000  Countrywide Home Loans, Inc., Note, 3.25%, 5/21/2008   466,409
      445,000  Credit Suisse First Boston USA, Inc., Note, 5.75%, 4/15/2007
      474,823
      1,200,000  Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006
1,270,693
      1,000,000  General Electric Capital Corp., Note, 6.80%, 11/1/2005
      1,067,013
      730,000  General Motors Acceptance Corp., 4.50%, 7/15/2006   746,203
      725,000  General Motors Acceptance Corp., 7.50%, 7/15/2005   765,183
      875,000  Household Finance Corp., Unsecd. Note, 4.125%, 12/15/2008
      875,536
      1,220,000  John Deere Capital Corp., 4.50%, 8/22/2007   1,259,975
      250,000  Key Bank, N.A., Sub. Note, Series BKNT, 6.50%, 4/15/2008
269,003
      250,000  Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009   293,105
      145,000  Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007   165,498
      555,000  Marsh & McLennan Cos., Inc., Unsecd. Note, 3.625%, 2/15/2008
      551,784
      860,000  Morgan Stanley, Bond, 5.80%, 4/1/2007   919,237







      Principal
      Amount




        Value



      $   240,000  Wachovia Corp., Unsecd. Note, 4.95%, 11/1/2006  $     251,331
      1,000,000  Wells Fargo & Co., Sub. Note, 7.125%, 8/15/2006   1,098,929





         TOTAL   13,334,659





         HEALTHCARE--0.9%
      750,000  Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006   781,905





         INDUSTRIALS--2.0%
      800,000  Emerson Electric Co., Unsecd. Note, 5.50%, 9/15/2008   849,683
      880,000  Pitney Bowes, Inc., Note, 5.875%, 5/1/2006   934,703





         TOTAL   1,784,386





         PROCESS INDUSTRIES--0.7%
      580,000  PPG Industries, Inc., Note, 6.50%, 11/1/2007   637,439





         RETAIL TRADE--1.0%
      800,000  Price/Costco, Inc., Sr. Note, 7.125%, 6/15/2005   843,646





         TECHNOLOGY--4.8%
      480,000  First Data Corp., Note, 3.375%, 8/1/2008   472,128
      1,220,000  Hewlett-Packard Co., Note, 5.50%, 7/1/2007   1,298,791
      960,000  IBM Corp., Note, 4.875%, 10/1/2006   1,006,802
      385,000  Texas Instruments, Inc., Note, 6.125%, 2/1/2006   408,821
      1,000,000 United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004 1,026,680





         TOTAL   4,213,222





         TELECOMMUNICATIONS--6.3%
      740,000  360 Communications Co., Sr. Note, 7.50%, 3/1/2006   802,759
      200,000  BellSouth Telecommunications, Inc., Unsecd. Note, 6.375%,
      6/15/2004   201,127
      870,000  Comcast Corp., Note, 6.20%, 11/15/2008   935,527
      870,000 (1) Cox Enterprises, Inc., Note, Series 144A, 8.00%, 2/15/2007
      974,644
      585,000  Deutsche Telekom International Finance BV, Company Guarantee,
      3.875%, 7/22/2008   582,409







      Principal
      Amount




        Value



      $   500,000  Illinois Bell Telephone Co., Deb., 6.625%, 2/1/2025  $498,387
      135,000  SBC Communications, Inc., Note, 5.75%, 5/2/2006   142,918
      500,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007
      531,819
      860,000  Verizon Global Funding, Note, 6.125%, 6/15/2007   928,437





         TOTAL   5,598,027





         TRANSPORTATION--2.0%
      875,000  American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%,
      10/15/2009   883,279
      875,000  Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%,
      4/2/2012   882,077





         TOTAL   1,765,356





         UTILITIES--1.0%
      860,000  Georgia Power Co., Note, 6.20%, 2/1/2006   913,837





      TOTAL CORPORATE BONDS
      (identified cost $39,364,096)   39,810,568





      GOVERNMENT AGENCIES--24.5%
                                FEDERAL HOME LOAN
      MORTGAGE CORPORATION--9.9%
      2,000,000  3.50%, 4/1/2008   1,977,932
      1,525,000  4.00%, 10/29/2007   1,530,579
      451,679  5.50%, 2/1/2009   468,796
      274,601  5.50%, 1/1/2014   283,426
      1,238,468  5.50%, 12/1/2017   1,272,078
      426,597  6.00%, 4/1/2017   445,782
      1,675,000  6.25%, 3/5/2012   1,771,046
      845,184  6.50%, 9/1/2016   894,787
      147,546  7.50%, 2/1/2023   159,841





         TOTAL   8,804,267





         FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.8%
      1,409,471  4.50%, 6/1/2013   1,417,947
      1,525,000  4.75%, 1/2/2007   1,590,136







      Principal
      Amount




        Value



      $   449,835  5.50%, 12/1/2014  $     464,740
      937,779  5.50%, 4/1/2017   968,175
      1,750,000  5.50%, 5/2/2006   1,846,143
      340,662  5.50%, 8/1/2018   349,935
      159,645  5.50%, 8/1/2018   163,991
      781,187  6.00%, 1/1/2017   815,517
      281,092  6.00%, 1/1/2018   293,421
      395,385  6.00%, 11/1/2014   413,660
      351,942  6.00%, 12/1/2017   367,380
      1,500,000  6.00%, 12/15/2005   1,590,281
      401,805  6.00%, 2/1/2009   419,240
      310,080  6.00%, 2/1/2018   323,648
      398,800  6.00%, 8/1/2009   418,829
      265,287  6.50%, 8/1/2013   281,339
      475,671  7.00%, 10/1/2007   502,633





         TOTAL   12,227,015





         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.8%
      239,032  7.00%, 9/15/2008   256,652
      395,161  7.00%, 2/15/2009   421,686





         TOTAL   678,338





      TOTAL GOVERNMENT AGENCIES
      (identified cost $21,678,789)   21,709,620





      SOVEREIGN BONDS--2.3%
      1,125,000  British Columbia, Province of, Note, 4.625%, 10/3/2006
      1,172,468
      900,000  Italy, Government of, Bond, 2.50%, 3/31/2006   903,740





      TOTAL SOVEREIGN BONDS
      (identified cost $2,021,913)   2,076,208





      NOTES--VARIABLE--1.7%
         FINANCE--1.7%
      1,500,000 (2) USA Education, Inc., 1.390%, 6/16/2004 (identified cost
      $1,502,354) 1,500,579












      Principal
      Amount
      or Shares



        Value



      U.S. TREASURY OBLIGATIONS--20.8% U.S. TREASURY BILL--3.4%
      $3,000,000 (3) 1.165%, 10/28/2004  $  2,982,975





         U.S. TREASURY NOTES--17.4% 1,600,000 1.50%, 3/31/2006 1,578,189
      1,000,000 1.625%, 9/30/2005 996,446 1,000,000 1.875%, 11/30/2005 997,540
      250,000 1.875%, 12/31/2005 249,073 1,080,000 2.00%, 8/31/2005 1,082,447
      3,500,000 2.375%, 8/15/2006 3,490,841 2,100,000 2.625%, 11/15/2006
      2,099,181 800,000 3.00%, 11/15/2007 798,282 4,000,000 4.375%, 5/15/2007
      4,172,344





         TOTAL   15,464,343





      TOTAL U.S. TREASURY OBLIGATIONS
      (identified cost $18,638,775)   18,447,318





      MUTUAL FUND--3.3%
      2,917,679  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   2,917,679





      TOTAL INVESTMENTS--98.9%
      (identified cost $87,489,139)(4)   87,794,327





      OTHER ASSETS AND LIABILITIES--NET--1.1%   970,028





      TOTAL NET ASSETS--100%  $88,764,355







      (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, these securities amounted to $1,730,228 which represents 1.9% of total net assets.
      (2) Current rate and next reset date. (3) Yield at date of purchase.
      (4) The cost of investments for federal tax purposes amounts to $88,007,857. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.



SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount



        Value



      COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
      $  1,126,646  Countrywide Home Loans 2003-15, Class 1A2, 5.50%, 10/25/2033
       $    1,147,274
      333,917  Federal Home Loan Mortgage Corp., Series 2447, Class CA, 5.50%,
      5/15/2009   341,051
      124,262  Federal Home Loan Mortgage Corp., Series 26, Class F, 9.50%,
      2/15/2020   124,573





      TOTAL COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (identified cost $1,611,376)   1,612,898





      CORPORATE BONDS--51.8%
         AUTOMOBILES--1.2%
      800,000  Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029   697,286
      910,000  General Motors Corp., Note, 7.125%, 7/15/2013   956,170





         TOTAL   1,653,456





         BANKING--6.2%
      1,000,000(1) AGFIRST Farm Credit Bank, Series 144A Sub., 7.30%, 10/31/2049
        992,600
      2,000,000  BB&T Corp., Sub. Note, 7.25%, 6/15/2007   2,268,868
      1,000,000  Bank of America Corp., Sr. Note, 4.875%, 1/15/2013   987,108
      2,000,000  Bank One Corp., Note, 6.00%, 8/1/2008   2,164,792
      2,000,000  Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049
      2,004,620





         TOTAL   8,417,988





         COMMUNICATIONS--4.2%
      800,000  Comcast Corp., 7.05%, 3/15/2033   844,261
      300,000  Comcast Corp., Note, 5.50%, 3/15/2011   307,796
      625,000  Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013   772,205
      3,000,000  Verizon Global Funding, Note, 6.75%, 12/1/2005   3,202,266
      600,000  Viacom, Inc., Bond, 4.625%, 5/15/2018   542,851





         TOTAL   5,669,379












      Principal
      Amount




        Value



         CONSUMER CYCLICAL--2.7%
      $  2,000,000  Sysco Corp., Note, 4.75%, 7/30/2005  $    2,061,304
      1,500,000  Target Corp., Note, 5.375%, 6/15/2009   1,582,621





         TOTAL   3,643,925





         CONSUMER DURABLES--0.9%
      1,000,000  Fortune Brands, Inc., Deb., 7.875%, 1/15/2023   1,210,791





         CONSUMER NON-DURABLES--0.5%
      750,000  Gillette Co., 3.50%, 10/15/2007   753,536





         CONSUMER STAPLES--3.6%
      1,000,000  Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012
      1,079,509
      1,000,000  Kraft Foods, Inc., 4.00%, 10/1/2008   996,574
      1,130,000  Kraft Foods, Inc., 5.625%, 11/1/2011   1,169,245
      1,500,000  Sara Lee Corp., 6.25%, 9/15/2011   1,644,595





         TOTAL   4,889,923





         ENERGY MINERALS--1.3%
      1,930,000  Valero Energy Corp., Note, 4.75%, 4/1/2014   1,827,488





         FINANCE--18.1%
      1,500,000 (1) AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%,
      8/1/2008   1,615,330
      1,800,000  CIT Group, Inc., Sr. Note, 4.00%, 5/8/2008   1,802,506
      4,800,000  Citigroup, Inc., 5.75%, 5/10/2006   5,090,947
      2,240,000  Countrywide Home Loans, Inc., Company Guarantee, 6.25%,
      4/15/2009   2,427,407
      2,500,000  Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006
2,647,277
      2,000,000  General Electric Capital Corp., Note, 6.80%, 11/1/2005
      2,134,026
      980,000  General Motors Acceptance Corp., Note, Series MTN, 5.25%,
      5/16/2005   1,008,430
      1,000,000  Goldman Sachs Group, Inc., 6.60%, 1/15/2012   1,096,673
      1,500,000  Household Finance Corp., Note, 6.375%, 10/15/2011   1,629,912
      500,000  Household Finance Corp., Note, 6.375%, 11/27/2012   539,311







      Principal
      Amount




        Value



      $  1,300,000  Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007  $
      1,483,777
      2,000,000  Morgan Stanley, Unsub., 6.75%, 4/15/2011   2,212,494
      850,000  Wells Fargo & Co., Note, 4.80%, 7/29/2005   880,002





         TOTAL   24,568,092





         OIL & GAS--3.2%
      1,000,000  Apache Corp., Note, 6.25%, 4/15/2012   1,104,719
      1,300,000  Marathon Oil Corp., Note, 6.00%, 7/1/2012   1,379,225
      600,000  Murphy Oil Corp., 7.05%, 5/1/2029   651,867
      1,100,000  Pemex Project Funding Master, Company Guarantee, 7.375%,
      12/15/2014   1,155,000





         TOTAL   4,290,811





         PHARMACEUTICALS--0.7%
      1,000,000  Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006   1,042,540





         RETAIL TRADE--2.2%
      815,000  Lowe's Cos., Inc., Deb., 6.50%, 3/15/2029   859,059
      2,000,000  Safeway Inc., Deb., 7.25%, 2/1/2031   2,144,836





         TOTAL   3,003,895





         TECHNOLOGY--0.8%
      1,000,000  Computer Sciences Corp., 7.375%, 6/15/2011   1,146,496





         TRANSPORTATION--2.0%
      1,325,000  American Airlines, Inc., Pass Thru Cert., Series 1999-1,
      7.024%, 10/15/2009   1,337,537
      1,350,000  Continental Airlines, Inc., Pass Thru Cert., Series 00-2,
      7.487%, 4/2/2012   1,360,919





         TOTAL   2,698,456





         UTILITIES--4.2%
      2,000,000  Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005
      2,127,612
      500,000  PSEG Power LLC, Company Guarantee, 6.95%, 6/1/2012   553,379
      2,000,000  Progress Energy, Inc., 5.85%, 10/30/2008   2,121,980








      Principal
      Amount




        Value



      $     800,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007
      $       850,910





         TOTAL   5,653,881





      TOTAL CORPORATE BONDS
      (identified cost $67,028,153)   70,470,657





      GOVERNMENT AGENCIES--19.1%
         FEDERAL HOME LOAN BANK--1.7%
      2,000,000  7.03%, 7/14/2009   2,276,188





         FEDERAL HOME LOAN MORTGAGE CORPORATION--6.8%
      2,500,000  5.125%, 7/15/2012   2,555,007
      395,516  5.50%, 2/1/2033   395,381
      167,841  6.00%, 4/1/2017   175,390
      1,400,000  6.25%, 3/5/2012   1,480,277
      428,588  6.50%, 12/1/2031   446,474
      3,400,000  7.00%, 7/15/2005   3,608,617
      555,104  7.00%, 12/1/2031   586,369





         TOTAL   9,247,515





         FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.2%
      592,282  5.50%, 4/1/2017   611,479
      202,556  5.50%, 8/1/2018   208,070
      95,787  5.50%, 8/1/2018   98,395
      233,025  5.50%, 5/1/2029   233,638
      1,678,810  5.50%, 3/1/2033   1,676,729
      467,515  6.00%, 12/1/2008   477,668
      594,885  6.00%, 12/1/2012   622,737
      847,699  6.00%, 2/1/2033   867,864
      1,456,232  6.00%, 3/1/2033   1,490,826
      4,500,000  6.375%, 6/15/2009   4,994,779
      155,492  6.50%, 8/1/2021   162,594
      160,893  6.50%, 4/1/2022   168,250
      296,969  6.50%, 2/1/2029   311,042
      540,145  6.50%, 4/1/2031   562,605





         TOTAL   12,486,676













      Principal
      Amount




        Value



         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.3%
      $   400,505  5.50%, 12/15/2032  $       401,175
      395,161  7.00%, 2/15/2009   421,686
      784,216  7.00%, 11/15/2029   834,661
      131,496  8.00%, 2/15/2030   143,553





         TOTAL   1,801,075





         STUDENT LOAN MARKETING ASSOCIATION--0.1%
      100,000  5.05%, 11/14/2014   97,242





      TOTAL GOVERNMENT AGENCIES
      (identified cost $25,464,794)   25,908,696





      REAL ESTATE INVESTMENT TRUST--0.8%
      1,000,000  EOP Operating LP, Unsecd. Note, 7.00%, 7/15/2011
      (identified cost $990,200)   1,111,388





      SOVEREIGN BONDS--3.5%
      1,000,000  British Columbia, Province of, Note, 4.625%, 10/3/2006
      1,042,194
      1,000,000  Italy, Government of, Bond, 2.50%, 3/31/2006   1,004,156
      250,000  Mexico, Government of, Note, 6.375%, 1/16/2013   253,750
      2,000,000  Quebec, Province of, Deb., 7.50%, 9/15/2029   2,449,410





      TOTAL SOVEREIGN BONDS
      (identified cost $4,422,403)   4,749,510





      U.S. TREASURY OBLIGATIONS--18.9% U.S. TREASURY BOND--1.8%
      2,000,000 (2) 7.50%, 11/15/2016   2,487,110





         U.S. TREASURY NOTES--17.1% 2,000,000 1.625%, 4/30/2005 2,000,938
      1,000,000 (2) 2.375%, 8/15/2006 997,383 1,000,000 2.625%, 11/15/2006
      999,610 1,500,000 (2) 2.625%, 5/15/2008 1,461,445 2,500,000 3.00%,
      2/15/2009 2,437,013 4,300,000 (2) 3.125%, 10/15/2008 4,237,014







      Principal
      Amount
      or Shares



        Value



      $  6,100,000 (2) 4.25%, 11/15/2013  $    5,986,107
      1,000,000 (2) 4.375%, 8/15/2012   1,002,227
      1,300,000 (2) 4.875%, 2/15/2012   1,351,899
      2,500,000 (2) 5.50%, 5/15/2009   2,718,067







         TOTAL   23,191,703







      TOTAL U.S. TREASURY OBLIGATIONS
      (identified cost $26,070,742)   25,678,813







      MUTUAL FUND--2.4%
      3,260,823  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   3,260,823







      REPURCHASE AGREEMENT--14.4%
      $19,640,125 Tri-Party Agreement with Morgan Stanley & Co., Inc., 1.19% dated 4/30/2004, to be repurchased at $19,642,073 on 5/1/2004, collateralized by corporate bonds held at the Bank of New York with various maturities to 3/11/2008, collateral market value $20,515,122 (at
      amortized cost) (held as collateral for securities lending)   19,640,125







      TOTAL INVESTMENTS--112.1%
      (identified cost $148,488,616)(3)   152,432,910







      OTHER ASSETS AND LIABILITIES--NET--(12.1)%   (16,485,033)







      TOTAL NET ASSETS--100%  $135,947,877









      (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, this security amounted to $2,607,930 which represents 1.9% of net assets.
      (2) Certain shares or principal amounts on loan to broker. (3) The cost of investments for federal tax purposes amounts to $148,929,414.
      Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
MTN--Medium Term Note


SOUTHTRUST ALABAMA TAX FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount




        Credit
      Rating(1)


        Value



      LONG-TERM MUNICIPALS--98.0%
         ALABAMA--96.1%
      $1,020,000 Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue
      Yield: 4.85%), 9/1/2007  AAA  $  1,112,606
      960,000  Alabama Drinking Water Finance Authority, Series A, Revenue Bond,
      4.70% (Ambac Financial Group, Inc. INS), 8/15/2011  AAA   1,009,334
      875,000  Alabama Drinking Water Finance Authority, Series A, 5.125%
      (Original Issue Yield: 5.22%), 8/15/2016  AAA   924,009
      1,230,000 Alabama Drinking Water Finance Authority, Revenue Bond, Series A, 4.65% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.75%),
      8/15/2011  AAA   1,311,168
      675,000 Alabama Incentives Financing Authority, Series A, 6.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 6.20%), 10/1/2029 AAA 754,765
      500,000  Alabama Private Colleges & Universities Facilities Authority,
      Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005  AAA   519,805
      530,000  Alabama Special Care Facilities Finance Authority, 6.00% (MBIA
      Insurance Corp. INS), 10/1/2025  AAA   568,409
      390,000 Alabama Special Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:
      5.999%), 4/1/2006 (@102)  AAA   421,684







      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   350,000  Alabama State Board of Education, Refunding Revenue Bonds,
      5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.44%),
      10/1/2011  AAA  $     394,436
      500,000 Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA Insurance Corp. INS), 10/1/2006 AAA 536,145
      1,000,000 Alabama State Federal Highway Finance Authority, Series A, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.64%), 3/1/2013
      AAA   1,090,910
      500,000  Alabama State IDA, Special Tax, 4.50%, 7/1/2010  A2   517,640
      1,000,000  Alabama State Parks System, Series A, 5.00% (Original Issue
      Yield: 4.08%), 6/1/2008  AA   1,086,910
      1,000,000  Alabama State Parks System, Series A, 5.00% (Original Issue
      Yield: 4.49%), 6/1/2012  AA   1,063,220
      1,165,000  Alabama State Public School & College Authority, Series A,
      Revenue Bonds, 5.00%, 2/1/2012  AA   1,250,220
      1,000,000  Alabama State Public School & College Authority, Series C,
      5.75%, 7/1/2017  AA   1,112,770
      400,000  Alabama State Public School & College Authority, Series D, 5.75%
      (Original Issue Yield: 5.337%), 8/1/2011  AA   454,044
      1,000,000  Alabama State Public School & College Authority, Revenue Bonds,
      Series C, 5.00%, 5/1/2012  AAA   1,074,870
      500,000  Alabama State Public School & College Authority, Revenue Bonds,
      4.75% (Original Issue Yield: 4.85%), 11/1/2006  AAA   526,975







      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   600,000  Alabama State, GO UT, Series C, 5.50% (Parks Systems
      Improvement Corp.), 6/1/2010  AA  $   671,382
      1,410,000  Alabama State, Series C, 5.25% (Parks Systems Improvement
      Corp.), 6/1/2009  AA   1,554,722
      700,000  Alabama Water PCA, Series A, 5.00% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 5.60%), 8/15/2015  AAA   707,931
      1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.15%), 8/15/2008 AAA 1,109,370
      1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.27%), 8/15/2014 AAA 1,087,600
      500,000  Anniston, AL, Waterworks & Sewer Board, 5.35% (Ambac Financial
      Group, Inc. INS)/(Original Issue Yield: 5.40%), 6/1/2014  AAA   539,350
      500,000  Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009  AA-
531,245
      1,750,000  Auburn University AL, General Fee Revenue Bond, 5.25%, 6/1/2016
      (Ambac Financial Group, Inc. INS)  NR   1,884,575
      1,265,000 Birmingham, AL, GO UT Warrants, Series B, 5.00%, 7/1/2013 NR 1,362,468
      465,000 Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.42%), 1/1/2017 AAA
500,098
      1,200,000  Birmingham, AL, Waterworks & Sewer Board, Revenue Bonds
      Warrants, 5.125%, 1/1/2017  AA-   1,256,532








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   750,000  Birmingham-Carraway, AL, Special Care Facilities Financing
      Authority, Refunding Revenue Bonds, 5.875% (Connie Lee INS)/(Original
      Issue Yield: 6.00%), 8/15/2015  AAA  $     801,480
      500,000  East Central, AL, Refunding Revenue Bonds, 5.35% (Ambac Financial
      Group, Inc. INS)/(Original Issue Yield: 5.414%), 9/1/2014  AAA   536,985
      1,000,000 Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:
      5.02%), 12/1/2016  NR   1,055,890
      1,615,000  Homewood, AL, GO UT, 5.00% (Original Issue Yield: 4.66%),
      6/1/2011 (@102)  AA-   1,697,914
      1,000,000  Hoover, AL, Board of Education, 5.00%, 2/15/2015  AAA
      1,051,200
      450,000  Houston County, AL, GO UT, 5.35% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 5.37%), 10/15/2011 (@102)  AAA   501,714
      1,000,000  Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%),
      2/1/2007  AA   1,033,370
      345,000  Huntsville, AL, Series A, 5.25% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 4.44%), 2/1/2017  AAA   371,247
      1,000,000  Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%),
      11/1/2009  AA   1,098,600
      500,000 Huntsville, AL, GO UT, Warrants, Series B, 5.25%, 11/1/2009 AA 549,300








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   750,000  Jefferson County, AL, Sewer System, Series D, 5.75% (Original
      Issue Yield: 5.829%), 2/1/2027  AAA  $     827,220
      1,000,000  Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue
      Yield: 5.30%), 2/15/2012  AAA   1,072,490
      500,000 Lauderdale County & Florence, AL, Health Care Authority, Series A, 6.00% (MBIA Insurance Corp.INS)/(Original Issue Yield: 5.20%), 7/1/2013
       AAA   568,660
      500,000  Madison County, AL, Board of Education, 5.20% (FSA INS), 3/1/2015
       AAA   528,950
      1,185,000  Madison, AL, GO UT Warrants, 6.00% (MBIA Insurance Corp.
      INS)/(Original Issue Yield: 6.10%), 4/1/2023  AAA   1,255,472
      500,000  McIntosh, AL, IDB, Series B, 4.65% (Original Issue Yield: 4.65%),
      6/1/2008  A   524,150
      1,000,000  Mobile County, AL, Board of School Commissioners, Series B,
      5.00% (Ambac Financial Group, Inc. INS), 3/1/2006  AAA   1,057,090
      800,000  Mobile, AL, IDB, PCR Refunding Bonds, Series 1998B, 4.75%
      (International Paper Co.), 4/1/2010  BBB+   840,272
      1,000,000  Mobile, AL, IDB, Revenue Bonds, 4.75%, 4/1/2010  BBB
1,050,340
      700,000  Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC
      INS)/(Original Issue Yield: 4.63%), 1/1/2015  AAA   753,823
      1,100,000  Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC
      INS)/(Original Issue Yield: 4.74%), 1/1/2016  AAA   1,180,839








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $1,000,000 Mobile, AL, Water & Sewer Commissioners, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 3.98%), 1/1/2009 AAA $ 1,084,900
      350,000  Mobile, AL, 5.50% (Ambac Financial Group, Inc. INS)/(Original
      Issue Yield: 5.67%), 2/15/2014  AAA   385,315
      1,000,000 Montgomery, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/( Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.30%), 5/1/2013
      AAA   1,083,250
      1,500,000 Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:
      3.74%), 10/1/2010  AAA   1,636,155
      1,250,000 Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (Ambac Financial Group, Inc. INS), 2/1/2009 AAA 1,344,187
      500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue
      Yield: 5.25%), 6/1/2010  AAA   539,850
      500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS), 6/1/2008 AAA 539,850
      500,000 The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014 AAA 511,295







      Principal
      Amount
      or Shares



        Credit
      Rating(1)


        Value



      $1,000,000 Tuscaloosa County, AL, Warrants, 5.55%, 1/1/2015 AA- $
      1,097,410 1,000,000 Tuscaloosa County, AL, Warrants, 5.75%, 1/1/2019 AA-
      1,105,890
      1,000,000  University of Alabama, 5.40% (MBIA Insurance Corp.
      INS)/(Original Issue Yield: 5.55%), 9/1/2013  AAA   1,094,640
      500,000  University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC
      INS)/(Original Issue Yield: 4.09%), 10/1/2009  AAA   546,150
      1,125,000  Vestavia Hills, AL, Series B, 5.00% (Original Issue Yield:
      4.02%), 2/1/2013  A2   1,212,244
      400,000  Vestavia Hills, AL, GO UT, Series B, 5.00%, 2/1/2015  A2
421,496
      500,000 Wilsonville, AL IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA Insurance Corp. INS/(Original Issue Yield: 5.499%), 1/1/2024 AAA 501,810





         TOTAL      58,396,641





         GUAM--1.0%
      560,000  Guam Airport Authority Revenue Bonds, Revenue Bonds, 5.00%,
      10/01/2011  AAA   609,409





         PUERTO RICO--0.9%
      500,000 Puerto Rico Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009 AAA 548,290





      TOTAL LONG-TERM MUNICIPALS
      (identified cost $57,678,780)      59,554,340





      MUTUAL FUND--0.7%
      463,718 (2) Alabama Municipal Cash Trust (at net asset value)      463,718













      TOTAL INVESTMENTS--98.7%
      (identified cost $58,142,498)(3)     $60,018,058





      OTHER ASSETS AND LIABILITIES--NET--1.3%      768,956





      TOTAL NET ASSETS--100%     $60,787,014







      (1) Please refer to the "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings. Investment ratings are unaudited.
      (2) Affiliated company
      (3) The cost of investments for federal tax purposes amounts to $58,141,203. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronyms are used throughout this portfolio: FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation IDA--Industrial Development Authority IDB--Industrial Development Bond INS--Insured MBIA--Municipal Bond Investors Assurance PCA--Pollution Control Authority PCR--Pollution Control Revenue UT--Unlimited Tax


SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Shares




        Value



      COMMON STOCKS--98.9%
         CONSUMER DISCRETIONARY--18.8%
         140,000 (1) Advance Auto Parts, Inc.  $    6,041,000
      135,000 (1) Brinker International, Inc.   5,192,100
      250,050 (1) Comcast Corp., Class A   7,526,505
      175,000  Home Depot, Inc.   6,158,250
      175,000  Jones Apparel Group, Inc.   6,405,000
      455,000  Mattel, Inc.   7,716,800
      215,000  Penney (J.C.) Co., Inc.   7,279,900
      405,000 (1) Time Warner, Inc.   6,812,100
      150,000 (1) Yum! Brands, Inc.   5,818,500





         TOTAL   58,950,155





         CONSUMER STAPLES--6.5%
      150,000  Cadbury Schweppes PLC, ADR   4,897,500
      210,000  CVS Corp.   8,112,300
      150,000  General Mills, Inc.   7,312,500





         TOTAL   20,322,300





         ENERGY--11.5%
      110,000  BP PLC, ADR   5,819,000
      80,000  Devon Energy Corp.   4,896,000
      203,000 (1) FMC Technologies, Inc.   5,531,750
      125,000  Halliburton Co.   3,725,000
      71,000  Kerr-McGee Corp.   3,474,030
      75,000  Schlumberger Ltd.   4,389,750
      140,000 (1) Transocean, Inc.   3,887,800
      164,582  XTO Energy, Inc.   4,394,340





         TOTAL   36,117,670





         FINANCIALS--18.9%
      175,000  Ace Ltd.   7,672,000
      100,000  Ambac Financial Group, Inc.   6,900,000
      160,000  Bank One Corp.   7,899,200
      97,177  Bank of America Corp.   7,821,777
      205,000  Charter One Financial, Inc.   6,840,850
      120,000  Federal Home Loan Mortgage Corp.   7,008,000
      290,000  U.S. Bancorp   7,435,600
      100,000  XL Capital Ltd.   7,635,000





         TOTAL   59,212,427













      Shares




        Value



         HEALTHCARE--15.7%
         150,000  Abbott Laboratories  $    6,603,000
      125,000  Baxter International, Inc.   3,956,250
      185,000  Bristol-Myers Squibb Co.   4,643,500
      130,000  Johnson & Johnson   7,023,900
      150,000 (1) Medco Health Solutions, Inc.   5,310,000
      316,000  Pfizer, Inc.   11,300,160
      225,000 (1) Shire Pharmaceuticals Group PLC, ADR   6,243,750
      100,000  Universal Health Services, Inc., Class B   4,390,000





         TOTAL   49,470,560





         INDUSTRIALS--11.7%
      375,000  Cendant Corp.   8,880,000
      85,000  Emerson Electric Co.   5,118,700
      60,000  Northrop Grumman Corp.   5,955,000
      360,000  Tyco International Ltd.   9,882,000
      80,000  United Technologies Corp.   6,900,800





         TOTAL   36,736,500





         INFORMATION TECHNOLOGY--13.3%
      1,685,194 (1) Agere Systems, Inc., Class B   3,656,871
      190,000  First Data Corp.   8,624,100
      165,000  Harris Corp.   7,433,250
      65,000  International Business Machines Corp.   5,731,050
      325,000  Nokia Oyj, Class A, ADR   4,553,250
      200,000 (1) SunGard Data Systems, Inc.   5,214,000
      500,000 (1) Unisys Corp.   6,515,000





         TOTAL   41,727,521





         TELECOMMUNICATIONS--2.5%
      30,000  Alltel Corp.   1,510,200
      168,360  Verizon Communications   6,353,906





         TOTAL   7,864,106





      TOTAL COMMON STOCKS
      (identified cost $233,000,851)   310,401,239





      MUTUAL FUND--1.6%
      5,160,047  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   5,160,047














        Value



      TOTAL INVESTMENTS--100.5%
      (identified cost $238,160,898)(2)  $315,561,286







      OTHER ASSETS AND LIABILITIES--NET--(0.5)%   (1,632,443)







      TOTAL NET ASSETS--100%  $313,928,843









      (1) Non-income producing security.
      (2) The cost of investments for federal tax purposes amounts to $238,160,898. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt


SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Shares




        Value



      COMMON STOCKS--99.8%
         CONSUMER DISCRETIONARY--15.0%
        38,750 (1) Bed Bath & Beyond, Inc.  $1,438,400
      45,000  Best Buy Co., Inc.   2,441,250
      35,000  Harley Davidson, Inc.   1,971,200
      85,000  Home Depot, Inc.   2,991,150
      55,000 (1) Kohl's Corp.   2,298,450
      78,500  Walt Disney Co.   1,807,855





         TOTAL   12,948,305





         CONSUMER STAPLES--13.6%
      22,500  Colgate-Palmolive Co.   1,302,300
      45,000  Costco Wholesale Corp.   1,685,250
      27,500  PepsiCo, Inc.   1,498,475
      42,500  Sysco Corp.   1,625,625
      65,000  Walgreen Co.   2,241,200
      60,000  Wal-Mart Stores, Inc.   3,420,000





         TOTAL   11,772,850





         ENERGY--2.4%
      35,000  Schlumberger Ltd.   2,048,550





         FINANCE--15.1%
      40,000  Aflac, Inc.   1,689,200
      43,500  American Express Co.   2,129,325
      40,000  American International Group, Inc.   2,866,000
      25,000  Bank of New York Co., Inc.   728,500
      60,000  Citigroup, Inc.   2,885,400
      2,500  Federal Home Loan Mortgage Corp.   146,000
      47,500  Fifth Third Bancorp   2,548,850





         TOTAL   12,993,275





         HEALTHCARE--19.2%
      66,000 (1) Amgen, Inc.   3,713,820
      45,000  Johnson & Johnson   2,431,350
      23,000  Lilly (Eli) & Co.   1,697,630
      38,500 (1) Medco Health Solutions, Inc.   1,362,900
      75,000  Medtronic, Inc.   3,784,500
      100,000  Pfizer, Inc.   3,576,000





         TOTAL   16,566,200












      Shares




        Value



         INDUSTRIALS--10.8%
        22,500  3M Co.  $  1,945,800
      120,000  General Electric Co.   3,594,000
      130,000  Southwest Airlines Co.   1,856,400
      71,000  Tyco International Ltd.   1,948,950





         TOTAL   9,345,150





         INFORMATION TECHNOLOGY--22.4%
      15,000  Analog Devices, Inc.   639,000
      106,250 (1) Cisco Systems, Inc.   2,217,437
      82,500 (1) Dell, Inc.   2,863,575
      45,000  First Data Corp., Class   2,042,550
      90,000  Intel Corp.   2,315,700
      5,250 (1) Intuit, Inc.   222,968
      145,000  Microsoft Corp.   3,765,650
      120,000  Nokia Oyj, Class A, ADR   1,681,200
      44,500  Qualcomm, Inc.   2,779,470
      85,000 (1) Taiwan Semiconductor Manufacturing Co., ADR   810,050





         TOTAL   19,337,600





         TELECOM SERVICES--1.3%
      22,500  Alltel Corp.   1,132,650





      Total Common Stocks
      (identified cost $73,176,631)   86,144,580





      MUTUAL FUND--0.1%
      57,620  AIM Short-Term Investment Co. Prime Portfolio (at net asset value)
        57,620





      TOTAL INVESTMENTS--99.9%
      (identified cost $73,234,251)(2)   86,202,200





      OTHER ASSETS AND LIABILITIES--NET--0.1%   109,232





      TOTAL NET ASSETS--100%  $86,311,432







      (1) Non-income producing security.
      (2) The cost of investments for federal tax purposes amounts to $73,473,832. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt


SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004





         U.S. Treasury
      Money
      Market Fund

        Income
      Fund

        Bond Fund



      Assets:
      Investments in repurchase agreements  $785,842,000  $-- $19,640,125(1)
      Investments in securities   749,021,923   87,794,327   132,792,785

















      Total investments in securities, at value   1,534,863,923   87,794,327
      152,432,910
      Cash   21,130   1,529   2,622
      Receivable for investments sold  --  --   1,275,223
      Receivable for shares sold   150   52,300   62,000
      Income receivable   877,990   930,633   1,840,366
      Other assets (Note 5)   90,960   6,051   11,397

















      Total assets   1,535,854,153   88,784,840   155,624,518

















      Liabilities:
      Payable for shares redeemed -- 430 10,081 Payable for collateral due to broker -- -- 19,640,125 Income distribution payable 284,965 -- -- Payable for Trustees fees 11,227 -- -- Payable for custodian fees (Note 5) 4,641 695 1,101 Payable for transfer and dividend disbursing agent fees and expenses (Note 5) 4,048 4,096 4,356 Accrued expenses 81,290 9,213 9,581
      Payable for deferred compensation (Note 5) 90,960 6,051 11,397

















      Total liabilities   477,131   20,485   19,676,641

















      Net Assets Consist of:
      Paid in capital   1,535,373,148   91,902,862   135,409,152
      Net unrealized appreciation of investments  --   305,188   3,944,294
      Accumulated net realized loss on investments  --   (3,479,179)
(3,507,055)
      Undistributed net investment income    3,874   35,484   101,486

















      Total Net Assets  $1,535,377,022  $88,764,355  $135,947,877

















      Shares Outstanding   1,535,373,148   9,264,139   13,402,341

















      Net Asset Value Per Share:
      (Net Assets/Shares Outstanding)  $1.00  $9.58  $10.14

















      Offering Price Per Share(2)  $1.00  $9.93(3) $10.51(3)

















      Redemption Proceeds Per Share(2)  $1.00  $9.48(4) $10.04(4)

















      Investments, at identified cost  $1,534,863,923  $87,489,139  $148,488,616




















      (1) Including $19,640,125 of collateral for securities loaned. (2) See "What Do Shares Cost?" in the Prospectus. (3) Computation of offering price: 100/96.5 of net asset value. (4) Computation of redemption proceeds: 99/100 of net asset value.







         Alabama
      Tax-Free Income
      Fund

        Value
      Fund

        Growth
      Fund


      Assets:
      Total investments in securities, at value $60,018,058(1) $315,561,286 $86,202,200
      Cash   1,069   4,786   1,349
      Receivable for investments sold  --  --   1,319,359
      Receivable for shares sold   499   477,318   101,219
      Income receivable   773,097   350,308   40,250
      Other assets (Note 5)   4,556   23,839   6,216



















      Total assets   60,797,279   316,417,537   87,670,593



















      Liabilities:
      Payable for investments purchased  --   2,417,490   1,323,621
      Payable for shares redeemed  --   7,113   4,320
      Payable for custodian fees (Note 5)   483   3,202   714
      Payable for transfer and dividend disbursing agent fees and expenses (Note
      5)   3,717   7,917   9,185
      Accrued expenses   1,509   29,133   15,105
      Payable for deferred compensation
      (Note 5)   4,556   23,839   6,216



















      Total liabilities   10,265   2,488,694   1,359,161



















      Net Assets Consist of:
      Paid in capital   58,694,979   238,956,789   78,631,019
      Net unrealized appreciation of investments   1,875,560   77,400,388
      12,967,949
      Accumulated net realized gain (loss) on investments   148,898
      (2,684,496)  (5,281,407)
      Undistributed net investment income (Accumulated net investment loss)
      67,577   256,162   (6,129)



















      Total Net Assets  $60,787,014  $313,928,843  $86,311,432



















      Shares Outstanding   5,759,001   19,453,037   12,064,587



















      Net Asset Value Per Share:
      (Net Assets/Shares Outstanding)  $10.56  $16.14  $7.15



















      Offering Price Per Share(2)  $10.94(3) $16.90(4) $7.49(4)



















      Redemption Proceeds Per Share(2)  $10.45(5) $15.98(5) $7.08(5)



















      Investments, at identified cost  $58,142,498  $238,160,898  $73,234,251





















      (1) Includes $463,718 of investments in affiliated issuer (Note 5). (2) See "What Do Shares Cost?" in the Prospectus. (3) Computation of offering price: 100/96.5 of net asset value. (4) Computation of offering price:
      100/95.5 of net asset value. (5) Computation of redemption proceeds:
      99/100 of net asset value.



SOUTHTRUST FUNDS
STATEMENT OF OPERATIONS
Year Ended April 30, 2004





         U.S.Treasury
      Money Market
      Fund


        Income
      Fund

        Bond
      Fund


      Investment Income:
      Interest  $12,462,804  $3,054,002  $7,151,881(1)



















      Expenses:
      Investment adviser fee (Note 5)   6,076,097   523,146   854,837
      Administrative personnel and services fee (Note 5)   1,153,762   82,821
      135,379
      Custodian fees (Note 5)   85,761   8,719   14,247
      Transfer and dividend disbursing agent fees and expenses (Note 5)   31,363
        31,369   33,457
      Trustees' fees   25,933   2,785   2,204
      Auditing fees   16,290   15,022   16,046
      Legal fees   8,812   6,634   6,013
      Portfolio accounting fees   367,271   34,918   52,001
      Shareholder services fee (Note 5)   3,038,048   217,978   356,182
      Share registration costs   31,034   21,725   20,083
      Printing and postage   38,869   17,164   15,029
      Insurance premiums   69,230   13,945   15,321
      Deferred compensation expense (Note 5)   35,869   2,534   4,478
      Miscellaneous   45,199   9,225   11,157



















      Total expenses   11,023,538   987,985   1,536,434



















      Waivers (Note 5)--
      Waiver of investment adviser fee   (1,701,307)  (226,697) --
      Waiver of shareholder services fee   (2,430,439)  (174,382)  (284,945)



















      Total waivers   (4,131,746)  (401,079)  (284,945)



















      Net expenses   6,891,792   586,906   1,251,489



















      Net investment income   5,571,012   2,467,096   5,900,392



















      Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments  --   732,615   2,415,024
      Change in unrealized depreciation of investments  --   (2,288,145)
      (7,056,284)



















      Net realized and unrealized loss on investments  --   (1,555,530)
      (4,641,260)



















      Change in net assets resulting from operations $5,571,012 $911,566 $1,259,132





















      (1) Includes income on securities loaned of $15,023.







         Alabama
      Tax-Free Income
      Fund


        Value
      Fund

        Growth
      Fund


      Investment Income:
      Dividends  $6,176(1) $4,350,368(2) $873,140(3)
      Interest   2,489,306   124,401   5,097



















      Total income   2,495,482   4,474,769   878,237



















      Expenses:
      Investment adviser fee (Note 5)   368,067   2,191,777   608,025
      Administrative personnel and services fee (Note 5)   58,268   277,454
      76,967
      Custodian fees (Note 5)   6,135   29,224   8,107
      Transfer and dividend disbursing agent fees and expenses (Note 5)   29,398
        45,761   60,838
      Trustees' fees   2,096   6,057   3,007
      Auditing fees   13,973   14,205   13,844
      Legal fees   6,413   6,396   7,268
      Portfolio accounting fees   26,211   86,191   24,916
      Shareholder services fee (Note 5)   153,361   730,592   202,675
      Share registration costs   21,313   29,345   22,914
      Printing and postage   11,262   17,414   25,514
      Insurance premiums   12,313   19,810   13,715
      Deferred compensation expense (Note 5)   1,795   7,856   2,163
      Miscellaneous   12,055   13,591   10,070



















      Total expenses   722,660   3,475,673   1,080,023



















      Waivers (Note 5)--
      Waiver of investment adviser fee   (214,706) --  --
      Waiver of shareholder services fee   (122,689)  (584,474)  (137,819)



















      Total waivers   (337,395)  (584,474)  (137,819)



















      Net expenses   385,265   2,891,199   942,204



















      Net investment income (loss)   2,110,217   1,583,570   (63,967)



















      Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments   188,499   14,232,711   2,619,419
      Change in unrealized appreciation (depreciation) of investments
      (1,431,662)  61,893,352   8,476,006



















      Net realized and unrealized gain (loss) on investments   (1,243,163)
      76,126,063   11,095,425



















      Change in net assets resulting from operations $867,054 $77,709,633 $11,031,458





















      (1) Received from affiliated issuers (Note 5). (2) Net of foreign taxes withheld of $27,518. (3) Net of foreign taxes withheld of $6,314.



SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS





        U.S.Treasury
      Money Market Fund

        Income
      Fund


        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income $5,571,012  $11,616,996  $2,467,096  $3,040,186
      Net realized gain on investments --  --   732,615   380,755
      Net change in unrealized appreciation/depreciation of investments -- -- (2,288,145) 1,915,648

























      Change in net assets resulting from operations  5,571,012   11,616,996
      911,566   5,336,589

























      Distributions to Shareholders--
      Distributions from net investment income (5,567,887) (11,616,247) (3,340,849) (3,508,640)

























      Share Transactions--
      Proceeds from sale of shares  3,229,834,547   2,923,029,533   24,697,738
      22,551,986
      Net asset value of shares issued to shareholders in payment of
      distributions declared  1,934,848   4,530,298   667,537   663,318
      Cost of shares redeemed  (2,846,537,028)  (3,015,344,574)  (17,529,684)
      (14,548,117)

























      Change in net assets resulting from share transactions  385,232,367
      (87,784,743)  7,835,591   8,667,187

























      Change in net assets  385,235,492   (87,783,994)  5,406,308   10,495,136
      Net Assets:
      Beginning of period  1,150,141,530   1,237,925,524   83,358,047
      72,862,911

























      End of period $1,535,377,022  $1,150,141,530  $88,764,355  $83,358,047

























      Undistributed net investment income included in net assets at end of
      period $3,874  $749   35,484  $26,237

































        Bond
      Fund

        Alabama
      Tax-Free Income
      Fund


        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income $5,900,392  $6,717,149  $2,110,217  $2,057,887
      Net realized gain (loss) on investments  2,415,024   (437,259)  188,499
      677,784
      Net change in unrealized appreciation/depreciation of investments
      (7,056,284)  9,058,094   (1,431,662)  1,863,551

























      Change in net assets resulting from operations  1,259,132   15,337,984
      867,054   4,599,222

























      Distributions to Shareholders--
      Distributions from net investment income (6,628,685) (7,175,461) (2,115,198) (2,105,722)
      Distributions from net realized gain on investments transactions -- -- (325,406) (993,226)

























      Change in net assets from distributions to shareholders (6,628,685) (7,175,461) (2,440,604) (3,098,948)

























      Share Transactions--
      Proceeds from sale of shares  14,612,774   20,512,699   13,584,028
      6,834,222
      Net asset value of shares issued to shareholders in payment of
      distributions declared  1,895,282   4,803,999   726,690   1,272,211
      Cost of shares redeemed  (24,216,101)  (28,634,164)  (7,889,712)
      (9,123,430)

























      Change in net assets resulting from share transactions  (7,708,045)
      (3,317,466)  6,421,006   (1,016,997)

























      Change in net assets  (13,077,598)  4,845,057   4,847,456   483,277
      Net Assets:
      Beginning of period  149,025,475   144,180,418   55,939,558   55,456,281

























      End of period $135,947,877  $149,025,475  $60,787,014  $55,939,558

























      Undistributed net investment income included in net assets at end of period $101,486 $101,746 $67,577 $73,779
































        Value Fund


        Growth Fund



        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income (loss) $1,583,570  $1,870,068  $(63,967) $(46,493)
      Net realized gain (loss) on investments  14,232,711   (16,856,532)
      2,619,419   (4,308,934)
      Net change in unrealized appreciation/depreciation of investments
      61,893,352   (45,537,697)  8,476,006   (2,846,896)

























      Change in net assets resulting from operations  77,709,633   (60,524,161)
      11,031,458   (7,202,323)

























      Distributions to Shareholders--
      Distributions from net investment income (1,443,201) (1,879,277) -- -- Distributions from net realized gain on investments transactions -- (1,284,234) -- --

























      Change in net assets from distributions to shareholders  (1,443,201)
      (3,163,511)  --   --

























      Share Transactions--
      Proceeds from sale of shares  30,745,421   32,274,244   19,323,876
      16,838,392
      Net asset value of shares issued to shareholders in payment of
      distributions declared  977,996   2,660,320  --  --
      Cost of shares redeemed  (44,445,629)  (46,827,250)  (13,359,642)
      (12,224,237)

























      Change in net assets resulting from share transactions  (12,722,212)
      (11,892,686)  5,964,234   4,614,155

























      Change in net assets  63,544,220   (75,580,358)  16,995,692   (2,588,168)
      Net Assets:
      Beginning of period  250,384,623   325,964,981   69,315,740   71,903,908

























      End of period $313,928,843  $250,384,623  $86,311,432  $69,315,740

























      Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period $256,162 $115,793 $(6,129) $(3,992)




























SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS



(For a share outstanding throughout each period)



      Year
      Ended
      April 30,

       Net asset
      value,
      beginning
      of period


       Net
      investment
      income (loss)


        Net realized
                                 and unrealized
                                 gain (loss) on
      investments


        Total from
      investment
      operations


        Distributions
      from net
      investment
      income


        Distributions
      from net
      realized
                                     gain on
      investments


      U.S. Treasury Money Market Fund 2000 $1.00 0.048 -- 0.048 (0.048) -- 2001
      $1.00 0.055 -- 0.055 (0.055) -- 2002(3) $1.00 0.024 -- 0.024 (0.024) --
      2003 $1.00 0.010 -- 0.010 (0.010) -- 2004 $1.00 0.005 -- 0.005 (0.005) --
      Income Fund 2000 $9.78 0.58 (0.37) 0.21 (0.58) -- 2001 $9.41 0.57 0.31
      0.88 (0.57) -- 2002(3) $9.72 0.53(4) (0.13)(4) 0.40 (0.50) -- 2003 $9.62
      0.44 0.23 0.67 (0.44) -- 2004 $9.85 0.37 (0.27) 0.10 (0.37) -- Bond Fund
      2000 $10.24 0.58 (0.57) 0.01 (0.58) -- 2001 $9.67 0.57 0.42 0.99 (0.58) --
      2002(3) $10.08 0.55(4) (0.13)(4) 0.42 (0.54) -- 2003 $9.96 0.51 0.58 1.09
      (0.51) -- 2004 $10.54 0.49 (0.40) 0.09 (0.49) -- Alabama Tax-Free Income
      Fund 2000(5) $10.00 0.29 (0.14) 0.15 (0.28) -- 2001 $9.87 0.43 0.47 0.90
      (0.42) --
      2002(3) $10.35 0.40(4) 0.26(4) 0.66 (0.42) (0.05) 2003 $10.54 0.40 0.48
      0.88 (0.41) (0.19) 2004 $10.82 0.37 (0.20) 0.17 (0.37) (0.06) Value Fund
      2000 $17.90 0.06 0.63 0.69 (0.06) (1.56) 2001 $16.97 0.09 1.75 1.84 (0.09)
      (1.68) 2002(3) $17.04 0.08 (1.45) (1.37) (0.07) (0.31) 2003 $15.29 0.09
      (2.93) (2.84) (0.09) (0.06) 2004 $12.30 0.08 3.83 3.91 (0.07) -- Growth
      Fund 2000(5) $10.00 -- 0.65 0.65 -- (0.25) 2001 $10.40 (0.00)(7) (1.30)
      (1.30) -- (0.71) 2002(3) $8.39 (0.00)(7) (1.51) (1.51) -- -- 2003 $6.88
      (0.00)(7) (0.68) (0.68) -- -- 2004 $6.20 (0.00)(7) 0.95 0.95 -- --





              Ratios to average net assets



      Total
      distributions


        Net
      asset
      value,
                                     end of
      period


       Total
      return(1)


        Expenses


        Net
      investment
      income
      (loss)


        Expense
      waivers/
      reimburse-
      ments(2)


        Net
      assets,
                                     end of
      period
      (000 omitted)

       Portfolio
      turnover
      rate




      (0.048) $1.00 4.91% 0.49% 4.82% 0.40% $852,783 -- (0.550) $1.00 5.68%
      0.50% 5.50% 0.39% $1,141,487 -- (0.024) $1.00 2.38% 0.51% 2.33% 0.38%
      $1,237,926 -- (0.010) $1.00 0.98% 0.56% 0.99% 0.34% $1,150,142 -- (0.005)
      $1.00 0.46% 0.57% 0.46% 0.34% $1,535,377 --

      (0.58) $9.41 2.25% 0.64% 6.13% 0.57% $64,262 85% (0.57) $9.72 9.58% 0.70%
      5.91% 0.56% $69,728 55% (0.50) $9.62 4.17% 0.68% 4.77%(4) 0.53% $72,863
      69% (0.44) $9.85 7.11% 0.66% 3.92% 0.46% $83,358 52% (0.37) $9.58 1.06%
      0.67% 2.83% 0.46% $88,764 71%

      (0.58) $9.67 0.15% 0.84% 5.88% 0.22% $113,381 76% (0.58) $10.08 10.47%
      0.89% 5.80% 0.20% $140,549 80% (0.54) $9.96 4.18% 0.87% 5.07%(4) 0.20%
      $144,180 114% (0.51) $10.54 11.23% 0.87% 4.66% 0.20% $149,025 34% (0.49)
      $10.14 0.80% 0.88% 4.14% 0.20% $135,948 43%

      (0.28) $9.87 1.47% 0.65%(6) 4.17%(6) 0.60%(6) $52,766 33% (0.42) $10.35
      9.27% 0.63% 4.19% 0.60% $52,546 14% (0.47) $10.54 6.44% 0.64% 3.96%(4)
      0.58% $55,456 50% (0.60) $10.82 8.53% 0.61% 3.67% 0.55% $55,940 24% (0.43)
      $10.56 1.55% 0.63% 3.44% 0.55% $60,787 11%

      (1.62) $16.97 4.26% 0.94% 0.37% 0.22% $329,419 45% (1.77) $17.04 12.12%
      0.98% 0.53% 0.20% $345,656 54% (0.38) $15.29 (8.04)% 0.98% 0.49% 0.20%
      $325,965 43% (0.15) $12.30 (18.50)% 0.99% 0.74% 0.20% $250,385 37% (0.07)
      $16.14 31.87% 0.99% 0.54% 0.20% $313,929 33%

      (0.25) $10.40 6.54% 1.15%(6) (0.01)%(6) 0.20%(6) $86,367 28% (0.71) $8.39
      (12.68)% 1.08% (0.10)% 0.20% $90,536 19% -- $6.88 (18.00)% 1.13% (0.19)%
      0.19% $71,904 27% -- $6.20 (9.88)% 1.19% (0.07)% 0.17% $69,316 20% --
      $7.15 15.32% 1.16% (0.08)% 0.17% $86,311 19%






      (1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
      (3) Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.
      (4) Effective May 1, 2001, the Company adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free Fund, Income and Bond Fund.

The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:

         Net investment
      income per share

        Net realized
      and unrealized
      gain/loss per share


        Ratio of net investment
      income to average net assets


      Income Fund  $(0.03) $0.03  (0.32)%
      Bond Fund  $(0.02) $0.02  (0.24)%
      Alabama Tax-Free Income Fund  $0.01  $(0.01) 0.01%

Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
      (5) Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000. (6) Computed on an annualized basis.
      (7) Per share amount is less than $(0.01).



SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2004




(1)  Organization

SouthTrust Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:


      Portfolio Name

       Diversification

       Investment Objective


      U.S. Treasury Money Market Fund ("U.S. Treasury") Diversified To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Income Fund ("Income") Diversified To provide current income. Bond Fund ("Bond") Diversified To provide a level of total return consistent with a portfolio of high-quality debt securities.
      Alabama Tax-Free Income Fund ("Alabama Tax-Free Income") Non-diversified To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.
      Value Fund
      ("Value") Diversified To provide long-term capital appreciation, with income a secondary consideration. Growth Fund ("Growth") Diversified To provide capital appreciation.


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.






(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements--It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions--The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending--Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in Bond Fund's interest income is $15,023 attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgement of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund's rights should the borrower of the securities fail financially.

As of April 30, 2004, the value of securities loaned, the payable for collateral due to broker and the value of reinvested cash collateral securities were as follows:


      Fund

        Market Value of
      Securities Loaned


        Payable for
      Collateral
      Due to Broker

        Market Value of
      Reinvested
      Collateral Securities



      Bond  $18,936,697  $19,640,125  $19,640,125


Cash collateral is held in a segregated account.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Other--Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:


         U.S. Treasury


        Income



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  3,229,834,547  2,923,029,533  2,531,373  2,308,958
      Shares issued to shareholders in payment of distributions declared 1,934,848 4,530,298 68,547 68,005
      Shares redeemed  (2,846,537,028) (3,015,344,574) (1,799,454) (1,490,287)

















      Net change resulting from share transactions 385,232,367 (87,784,743) 800,466 886,676




















         Bond


        Alabama Tax-Free
      Income



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  1,399,737  1,999,737  1,254,732  634,171
      Shares issued to shareholders in payment of distributions declared 182,403 468,300 67,427 119,099
      Shares redeemed  (2,322,072) (2,808,245) (731,748) (844,787)

















      Net change resulting from share transactions (739,932) (340,208) 590,411 (91,517)




















         Value


        Growth



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  2,063,016  2,612,615  2,820,973  2,806,349
      Shares issued to shareholders in payment of distributions declared  66,683
       220,516  --  --
      Shares redeemed  (3,026,690) (3,802,945) (1,939,853) (2,066,816)

















      Net change resulting from share transactions (896,991) (969,814) 881,120 739,533
























(4)  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for unused capital loss carryforwards, deferral of losses from wash sales, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:


      Fund

          Paid-In
      Capital


         Accumulated
      Realized
      Gain (Loss)


         Undistributed
      Net Investment
      Income (Loss)



      Income    $--  $(883,000)  $883,000
      Bond    --    (728,033)   728,033
      Alabama Tax-Free Income    --    1,221    (1,221)
      Growth     (61,830)  --    61,830


Net investment income (loss), net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended April 30, 2004 and 2003, was as follows:



        2004


       2003



        Tax-Exempt
      Income


       Ordinary
      Income*


       Long-
      Term
      Capital
      Gains


       Tax-Exempt
      Income


       Ordinary
      Income*


       Long-
      Term
      Capital
      Gains



      U.S. Treasury $-- $5,567,887 $-- $-- $11,616,247 $-- Income -- 3,340,849
      -- -- 3,508,640 -- Bond -- 6,628,685 -- -- 7,175,461 --
      Alabama Tax-Free Income  2,114,922  73,342  252,340  2,067,055  160,454
      871,439
      Value --  1,443,201 -- --  1,879,277  1,284,234


      * For tax purposes, short-term capital gain distributions are considered as ordinary income.







As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:


        Undistributed
      Tax-Exempt
      Income


       Undistributed
      Ordinary
      Income


       Undistributed
      Long-Term
      Capital Gains


       Unrealized
      Appreciation/
      (Depreciation)

        Total
      Capital Loss
      Carryforward


      U.S. Treasury $-- $378,517 $-- $-- $-- Income -- 41,450 -- (213,530)
      2,637,990 Bond -- 112,803 -- 3,503,496 3,066,335
      Alabama Tax-Free Income  72,067 --  147,604  1,876,855  --
      Value     279,659 --  77,400,388   2,684,498
      Growth -- -- --  12,728,368   5,041,825


For federal income tax purposes, the following amounts apply as of April 30, 2004:


      Fund

        Cost of
      Investments


        Unrealized
      Appreciation


        Unrealized
      (Depreciation)


        Net Unrealized
      Appreciation/
      (Depreciation)



      U.S. Treasury $1,534,863,923 $-- $-- $-- Income 88,007,857 284,829
      (498,359) (213,530) Bond 148,929,414 4,534,711 (1,031,215) 3,503,496
      Alabama Tax-Free Income   58,141,203   2,101,252   (224,397)  1,876,855
      Value   238,160,898   79,651,133   (2,250,745)  77,400,388
      Growth   73,473,832   17,954,145   (5,225,777)  12,728,368


The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At April 30, 2004, the Funds had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:




      2009

       2010


       2011


       Total



      Fund

       2005


       2006


       2008



      Income $732,420 $73,422 $280,958 $591,780 $--$959,410 $2,637,990
      Bond -- -- -- -- --  3,066,335  3,066,335
      Value -- -- -- -- --  2,684,498  2,684,498
      Growth -- -- --  174,324  1,454,431  3,413,070  5,041,825






Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2004, for federal income tax purposes, post October losses as follows were deferred to May 1, 2004.


      Fund

        Post-October Losses



      Income  $322,471


(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--SouthTrust Investment Advisors, the Company's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.


      Fund

        Annual
      Rate


      U.S. Treasury 0.50% Income 0.60%
      Bond  0.60%
      Alabama Tax-Free Income  0.60%
      Value  0.75%
      Growth  0.75%


Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Funds with administrative personnel and services. The fee paid to FServ is based on the average aggregate daily net assets of the Funds as specified below:


      Maximum Administrative Fee

        Average Aggregate Daily
      Net Assets of the Funds



      0.150% on the first $250 million 0.125% on the next $250 million 0.100% on the next $250 million 0.075% on assets in excess of $750 million






The administrative fee received during any fiscal year shall be at least $50,000 per portfolio.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee--The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.


      Fund

        Percentage of
      the Average
      Daily Net Assets
      of Fund





      Income  0.25%
      Alabama Tax-Free Income  0.25%
      Growth  0.25%


FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

During the year ended April 30, 2004, none of the above mentioned Funds incurred a distribution services fee.

Sales Charges--For the fiscal year ended April 30, 2004, FSC retained the amounts listed in the chart below for sales charges from the sale of Fund shares.


      Fund

        Sales Charges
      from Fund
      shares





      Income  $755
      Bond   194
      Alabama Tax-Free Income   1,851
      Value   2,867
      Growth   1,619


See "What Do Shares Cost?" in the Prospectus.





Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees--SouthTrust Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the reporting period, plus out-of-pocket expenses.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Deferred Compensation Plan--The Company's Trustees may participate in the Company's Deferred Compensation Plan for Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Company and represent an unfunded obligation of the Company. The value of amounts deferred for a participant is determined by reference to the change in value of shares of one or more of the Funds as specified by the participant. The Company invests the deferred amount in the Funds specified by the participant and is reflected in other assets on the Statements of Assets and Liabilities.

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. Income distributions earned by the Fund are recorded as income in the accompanying financial statements as follows:


      Fund

        Affiliated Fund Name

        Income from
      Affiliated Issuer



      Alabama Tax-Free Income  Alabama Municipal Cash Trust  $6,176






General--Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(6)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:


      Fund

        Purchases


        Sales



      Income  $30,169,256  $35,946,740
      Bond   18,311,211   30,206,383
      Alabama Tax-Free Income   13,373,257   6,514,671
      Value   92,803,616   100,853,562
      Growth   21,887,710   15,565,432


(7)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 51.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 25.7% of total investments.

(8)  Line of Credit

SouthTrust Funds, on behalf of its respective Funds (except for U.S. Treasury) entered into a $10,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the fiscal year ended April 30, 2004.





(9) Federal Income Tax Information (Unaudited)

For the year ended April 30, 2004, the Funds designated long-term capital gain dividends as follows:


      Alabama Tax-Free Income $252,340


At April 30, 2004, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than alternative minimum tax:


      Alabama Tax-Free Income 96.6%


For the fiscal year ended April 30, 2004, 100% of total ordinary dividends paid by Value are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Value and Growth during the year ended April 30, 2004, 82.45% and 91.09%, respectively, qualify for the dividend received deduction available to corporate shareholders.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




The Board of Trustees and Shareholders SOUTHTRUST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the "Funds"), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of SouthTrust Funds for each of the years or periods in the two-year period ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the SouthTrust Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 11, 2004


BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions
      William O. Vann *
      Birth Date: January 28, 1942
      P.O. Box 10645 Birmingham, AL
      TRUSTEE
      Began serving: April 1992 Principal Occupations: President and Chairman, Vann Family Investments, LLC; Trustee and Past Chairman, The Childrens' Hospital of Alabama.
      Previous Position: Chairman and Chief Executive Officer, Young & Vann Supply Co.; Partner, B&B Investments.
      Thomas M. Grady.*
      Birth Date: July 25, 1941
      P.O. Box 2 708 McLain Road Kannapolis, NC
      TRUSTEE
      Began serving: March 1996 Principal Occupations: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of Directors, Pfeiffer University; Trustee, Cannon Foundation.
      Billy L. Harbert, Jr. *
      Birth Date: May 23, 1965
      B.L. Harbert International LLC
      820 Shades Creek Parkway
      Birmingham, AL
      TRUSTEE
      Began serving: March 1998 Principal Occupations: President and Chief Executive Officer, B. L. Harbert International LLC (construction).
      Other DirectorshipsHeld: Member/Shareholder, Bonaventure Capital, LLC; Member /Shareholder, Bonaventure Partners LLC; Board Member/ Shareholder, Founders Trust Company, Inc.; and Member /Shareholder, Treble Range Partners, LLC.

* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships
      Held and Previous Positions
      Charles G. Brown, III
      Birth Date: November 27, 1953
      Tubular Products Co.
      1400 Red Hollow Road
      Birmingham, AL
      CHAIRMAN AND TRUSTEE
      Began serving: April 1992 Principal Occupation: President, Tubular Products Company (since 1985); Managing Partner, Red Hollow Partnership.



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships
      Held and Previous Positions
      Russell W. Chambliss
      Birth Date: December 26, 1951 Mason Corporation
      123 Oxmoor Road
      Birmingham, AL
      TRUSTEE
      Began serving: April 1992 Principal Occupations: President and Chief Executive Officer, Mason Corporation (manufacturer of roll formed aluminum and steel products).
      Dr. Lawrence W. Greer
      Birth Date: October 26, 1944 Greer Capital Advisers LLC 2200 Woodcrest Place, Suite 309
      Birmingham, AL
      TRUSTEE
      Began serving: October 1999 Principal Occupation: Sr. Managing Partner, Greer Capital Advisers; President, S.C.O.U.T. Corp.
      Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director, Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland Pharmaceuticals, Biotechnology Association of Alabama, and Research Foundation--University of Alabama at Birmingham. George H. Jones, III
      Birth Date: April 1, 1950
      Jones & Kirkpatrick PC
      300 Union Hill Drive Birmingham, AL
      TRUSTEE
      Began Serving: August 2001 Principal Occupation: President, Jones & Kirkpatrick PC (accounting firm).



OFFICERS



      Name
      Birth Date
      Address
      Positions Held with Company  Principal Occupation(s) and Previous
Positions
      Richard S. White, Jr.
      Birth Date: March 14, 1934 SouthTrust Bank
      420 North 20th Street Birmingham, AL
      PRESIDENT
      Began Serving: March, 2002 Principal Occupation: Division President, SouthTrust Capital Management.
      Previous Positions: Executive Vice President, SouthTrust Capital Management Group
      Charles L. Davis, Jr.
      Birth Date: March 23, 1960 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      CHIEF EXECUTIVE OFFICER Began Serving: December, 2002  Principal
      Occupations: Vice President, Federated Services Company; Director, Mutual Fund Services, Strategic Relationship Management for Federated Services Company.
      Previous Positions: Vice President and Director of Investor Relations for MNC Financial, Inc.
      Edward C. Gonzales
      Birth Date: October 22, 1930 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      EXECUTIVE VICE PRESIDENT Began Serving: December, 2002  Principal
      Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.
      Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.



      Name
      Birth Date
      Address
      Positions Held with Company  Principal Occupation(s) and Previous
Positions
      Charles A. Beard
      Birth Date: October 26, 1946 SouthTrust Bank
      420 North 20th Street Birmingham, AL
      VICE PRESIDENT
      Began Serving: March, 2002 Principal Occupation: Senior Vice President, SouthTrust Asset Management.
      Previous Positions: Senior Vice President and Marketing Director, SouthTrust Capital Management Group.
      Beth S. Broderick
      Birth Date: August 2, 1965 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
                                 VICE PRESIDENT
      Began Serving: July, 1998 Principal Occupation: Vice President, Federated Services Company (1997 to present).
      Previous Positions: Client Services Officer, Federated Services Company (1992-1997).
      Richard J. Thomas
      Birth Date: June 17, 1954 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      TREASURER
      Began Serving: December, 2002 Principal Occupation: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.
      Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.
      John D. Johnson
      Birth Date: November 8, 1970 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      SECRETARY
      Began Serving: March, 2001 Principal Occupation: Counsel, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002); Associate, Kirkpatrick & Lockhart LLP (1997 to 1999)


No Bank Guarantee      Not FDIC Insured      May Lose Value

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This report is authorized for distribution to prospective investors only when preceeded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-843-8618. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.
No Bank Guarantee      Not FDIC Insured      May Lose Value
Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.
CUSIP 844734103 CUSIP 844734400 CUSIP 844734202 CUSIP 844734608 CUSIP 844734301
CUSIP 844734509 G00859-01 (6/04)

                    EVERGREEN U.S. TREASURY MONEY MARKET FUND
                      ANNUAL REPORT DATED JANUARY 31, 2004

                      Evergreen Treasury Money Market Fund

                      Annual Report as of January 31, 2004


  Table of Contents

   1    LETTER TO SHAREHOLDERS
   4    FUND AT A GLANCE
   6    FINANCIAL HIGHLIGHTS
   9    SCHEDULE OF INVESTMENTS
  11    STATEMENT OF ASSETS AND LIABILITIES
  12    STATEMENT OF OPERATIONS
  13    STATEMENTS OF CHANGES IN NET ASSETS
  14    NOTES TO FINANCIAL STATEMENTS
  18    INDEPENDENT AUDITORS' REPORT
  20    TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
 NOT FDIC INSURED   MAY LOSE VALUE  NOT BANK GUARANTEED

Evergreen Investments SM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004. Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016. LETTER TO SHAREHOLDERS March 2004



Dennis H. Ferro
President and Chief
Executive Officer
Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Treasury Money Market Fund, which covers the 12-month period ended January 31, 2004.

A very volatile fixed income environment during the 12-month period ended January 31, 2004 began with tremendous uncertainty surrounding the potential for war with Iraq. As diplomacy faltered in the early months of 2003, many investors sought the relative safety of U.S. Treasury securities. As more and more investors employed this strategy, the rising demand resulted in higher prices and lower yields, enabling the investment returns to achieve attractive levels through mid-June. However, this increasingly popular strategy soon helped set the stage for a summer of volatility unmatched in recent bond market history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had just commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income participants became alarmed. These worries were compounded by optimistic Gross Domestic Product (GDP) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury rose from a low of 3.1% in June to 4.6% in late July. The "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

LETTER TO SHAREHOLDERS continued
The Treasury market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated "monetary policy would remain accommodative for a considerable period." While the majority of economic data improved as the year progressed, the wildcard for investors remained sustainable employment growth. The massive investment in technology over the past decade has resulted in efficiencies never before experienced by U.S. businesses. Yet many businesses have substantially increased capital investment and we expect payrolls to continue to increase gradually over the coming months.

In addition to this excitement in Treasuries, investors in municipal bonds also experienced some concern related to the changes in the tax laws, which were initially perceived as a potential threat to their market. Yet after careful consideration, the majority of investors became convinced, and we agree, that capital preservation remains a primary, if not dominant, theme for the demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly during the summer months. Tax receipts quickly rose. Indeed, the federal budget deficit, which was projected to balloon to $450 billion by fiscal year end September, came in at just under $375 billion. And states, whose projected deficits were estimated to exceed $70 billion, have now whittled that amount down to less than $20 billion, according to several estimates.

The overall bond market stabilized in the autumn months and through the conclusion of the investment period. Investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future, as yet again, Fed parlance indicated "monetary policy would remain accommodative for a considerable period." While the majority of economic data has dramatically improved in recent months, the Fed has continued to deliver this message

LETTER TO SHAREHOLDERS continued

of accommodation. Despite solid economic growth, central bankers have not wavered from this theme: rates would remain low until sustainable payroll growth was evident or until incipient pricing pressures developed in the overall economy. Since both of these developments are unlikely in the short-term, we believe the Fed will remain accommodative until at least the middle of 2004.

We continue to believe that in this environment, and over the long-term, diversification within the fixed income markets will continue to play a significant role in the successful performance of investment portfolios. Those investors who include these fixed income strategies should be able to continue to balance the risks presented by the markets, while also taking steps to address specific exemption and capital preservation needs. As always, we recommend that investors maintain a proper asset allocation within their portfolios in order to achieve their long-term investment goals. Please visit our website, EvergreenInvestments.com , for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.


Sincerely,


Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

                    FUND AT A GLANCE as of January 31, 2004
                                 MANAGEMENT TEAM


                                 J. Kellie Allen
                          Customized Fixed Income Team
                                  Lead Manager
          PERFORMANCE AND RETURNS* 1 Portfolio inception date: 3/6/1991

                                                                  Class A               Class S               Class I
Class inception date                                              3/6/1991             6/30/2000              3/6/1991
Average annual return
1 year                                                             0.38%                 0.11%                 0.68%
5 year                                                             2.89%                 2.68%                 3.20%
10 year                                                            3.82%                 3.71%                 4.13%
7-day annualized yield                                             0.29%                 0.04%                 0.59%
30-day annualized yield                                            0.28%                 0.04%                 0.58%
* The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

7-DAY ANNUALIZED YIELD

                 Feb-03      Mar-03      Apr-03       May-03  Jun-03  Jul-03  Aug-03 Sep-03  Oct-03  Nov-03  Dec-03 Jan-04
----------------------------------------------------------------------------------------------------------------------------
Treasury MMF A    0.57%       0.56%       0.49%        0.50%   0.29%  0.28%  0.30%   0.31%   0.29%  0.32%   0.28%   0.29%
                ----------------------------------------------------------------------------------------------------------
                -----------------------------------------------------------------------------------------------------------
Treasury MMF I    0.87%       0.86%       0.79%        0.80%   0.59%  0.58%  0.60%   0.61%   0.59%  0.62%   0.58%   0.59%
                -----------------------------------------------------------------------------------------------------------
                -----------------------------------------------------------------------------------------------------------
Treasury MMF S    0.27%       0.26%       0.19%        0.20%   0.05%  0.05%  0.04%   0.04%   0.04%  0.04%   0.04%   0.04%
                -----------------------------------------------------------------------------------------------------------

                                       4

FUND AT A GLANCE continued

                       This space left intentionally blank

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class S prior to its inception is based on the performance of Class A, one of the original classes offered along with Class I. The historical returns for Class S have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class
S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class S would have been lower.

The advisor is reimbursing the fund for other expenses and a portion of the 12b-1 fee for Class S. Had the fees and expenses not been reimbursed, returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

Class  S  shares  are  sold  through   certain   broker  dealers  and  financial
institutions which have selling agreements with the fund's distributor.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of January 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                    Year Ended January 31,
CLASS A                                                     2004    2003     2002    2001    2000
Net asset value, beginning of period                       $1.00    $1.00   $1.00   $1.00    $1.00
Income from investment operations
Net investment income                                        0      0.01     0.03    0.06    0.04
Distributions to shareholders from
Net investment income                                       0 1     -0.01   -0.03   -0.06    -0.04
Net asset value, end of period                             $1.00    $1.00   $1.00   $1.00    $1.00
Total return                                               0.38%    1.14%   3.00%   5.65%    4.38%
Ratios and supplemental data
Net assets, end of period (millions)                        $525    $773     $752    $743   $2,828
Ratios to average net assets
  Expenses 2                                               0.75%    0.73%   0.70%   0.73%    0.74%
  Net investment income                                    0.38%    1.13%   2.98%   5.27%    4.28%

1    Amount represents less than $0.005 per share.

2 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                  Year Ended January 31,
CLASS S                                                     2004      2003      2002    2001 1
Net asset value, beginning of period                        $1.00    $1.00     $1.00     $1.00
Income from investment operations
Net investment income                                         0       0.01      0.03     0.03
Distributions to shareholders from
Net investment income                                        0 2     -0.01     -0.03     -0.03
Net asset value, end of period                              $1.00    $1.00     $1.00     $1.00
Total return                                                0.11%    0.84%     2.70%     3.24%
Ratios and supplemental data
Net assets, end of period (millions)                        $856     $1,484    $1,826   $2,135
Ratios to average net assets
  Expenses 3                                                1.02%    1.03%     1.00%    1.04% 4
  Net investment income                                     0.12%    0.85%     2.71%    5.50% 4

1 For the period from June 30, 2000 (commencement of class operations), to January 31, 2001.

2    Amount represents less than $0.005 per share.

3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4    Annualized

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                       Year Ended January 31,
CLASS I 1                                                    2004      2003     2002      2001      2000
Net asset value, beginning of period                        $1.00     $1.00     $1.00    $1.00     $1.00
Income from investment operations
Net investment income                                        0.01      0.01     0.03      0.06      0.05
Distributions to shareholders from
Net investment income                                       -0.01     -0.01     -0.03    -0.06     -0.05
Net asset value, end of period                              $1.00     $1.00     $1.00    $1.00     $1.00
Total return                                                0.68%     1.44%     3.31%    5.97%     4.69%
Ratios and supplemental data
Net assets, end of period (millions)                        $1,652    $1,201   $1,005    $1,032    $1,034
Ratios to average net assets
  Expenses 2                                                0.45%     0.43%     0.40%    0.43%     0.44%
  Net investment income                                     0.66%     1.42%     3.21%    5.78%     4.58%

1 Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

                        See Notes to Financial Statements

SCHEDULE OF INVESTMENTS January 31, 2004

                                                                                     Principal                  Value
                                                                                       Amount
U.S. TREASURY OBLIGATIONS 20.7% U.S. Treasury Notes:
  1.75%, 12/31/2004                                                              $  50,000,000         $   50,121,845
  2.125%, 8/31/2004                                                                225,000,000            226,150,161
  2.125%, 10/31/2004                                                               100,000,000            100,656,374
  2.25%, 7/31/2004                                                                 100,000,000            100,560,625
  2.875%, 6/30/2004                                                                 50,000,000             50,365,461
  3.625%, 3/31/2004                                                                100,000,000           100,363,836
                                                                                                         -----------
     Total U.S. Treasury Obligations                                                                     628,218,302
                                                                                                         -----------
REPURCHASE AGREEMENTS*    79.2%
ABN Amro, Inc., Avg. rate of 0.97%, dated 1/26/2004, maturing 2/2/2004,            135,000,000            135,000,000
  maturity value $135,025,388 (1)**
Bank of America Corp., Avg. rate of 0.97%, dated 1/26/2004, maturing 2/2/2004,     135,000,000            135,000,000
  maturity value $135,025,463 (2)**
Barclays DeZeote Wedd Securities, 0.96%, dated 1/30/2004, maturing 2/2/2004,       135,000,000            135,000,000
  maturity value $135,010,800 (3)
Credit Suisse First Boston Corp., Avg. rate of 0.98%, dated 1/26/2004, maturing    135,000,000            135,000,000
  2/2/2004, maturity value $135,025,650 (4)**
Deutsche Bank Securities, Inc., Avg. rate of 0.99%, dated 1/26/2004, maturing      255,000,000            255,000,000
  2/2/2004, maturity value $255,048,946 (5)**
Dresdner Bank AG, Avg. rate of 0.96%, dated 1/26/2004, maturing 2/2/2004,          135,000,000            135,000,000
  maturity value $135,025,313 (6)**
Goldman Sachs Group, Inc., Avg. rate of 0.97%, dated 1/26/2004, maturing           135,000,000            135,000,000
  2/2/2004, maturity value $135,025,350 (7)**
Greenwich Capital Markets, Avg. rate of 0.97%, dated 1/26/2004, maturing           135,000,000            135,000,000
  2/2/2004, maturity value $135,025,388 (8)**
J.P. Morgan Securities, Inc., Avg. rate of 0.97%, dated 1/26/2004, maturing        135,000,000            135,000,000
  2/2/2004, maturity value $135,025,463 (9)**
Lehman Brothers, Inc., Avg. rate of 0.97%, dated 1/26/2004, maturing 2/2/2004,     135,000,000            135,000,000
  maturity value $135,010,913 (10)**
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.97%, dated 1/30/2004, maturing      135,000,000            135,000,000
  2/2/2004, maturity value $135,003,275 (11)
Morgan Stanley & Co., Avg. rate of 0.97%, dated 1/26/2004, maturing 2/2/2004,      135,000,000            135,000,000
  maturity value $135,025,388 (12)**
RBC Dain Rauscher, Avg. rate of 0.97%, dated 1/26/2004, maturing 2/2/2004,         135,000,000            135,000,000
  maturity value $135,025,388 (13)**
Salomon Smith Barney, Inc., Avg. rate of 1.00%, dated 1/26/2004, maturing          250,000,000            250,000,000
  2/2/2004, maturity value $250,048,681 (14)**
Societe Generale, 0.97%, dated 1/30/2004, maturing 2/2/2004, maturity value         40,514,445             40,514,445
  $40,517,720 (15)
UBS Securities, LLC:
  0.98%, dated 1/30/2004, maturing 2/2/2004, maturity value                         50,000,000             50,000,000
   $50,004,083 (16)
  1.00%, dated 1/30/2004, maturing 2/2/2004, maturity value                         50,000,000             50,000,000
   $50,004,167 (17)
West Deutsche Landes Bank, Avg. rate of 0.97%, dated 1/26/2004, maturing           135,000,000           135,000,000
                                                                                                         -----------
  2/2/2004, maturity value $135,025,463 (18)**
     Total Repurchase Agreements                                                                       2,400,514,445
                                                                                                       -------------
See Notes to Financial Statements

                                        9

SCHEDULE OF INVESTMENTS continued January 31, 2004

                                                                  Value
Total Investments (cost $3,028,732,747)  99.9%        $   3,028,732,747
Other Assets and Liabilities  0.1%                           4,099,604
                                                             ---------
Net Assets  100.0%                                   $   3,032,832,351
                                                     -----------------



*   Collateralized by:
(1)  $314,150,501 STRIPS, 0.00%, 2/15/2018 to 5/15/2020; value is $137,700,171.
(2) $135,676,000 U.S. Treasury Note, 3.00%, 1/31/2004; value including accrued interest is $137,700,079.
(3)  $107,863,000 U.S. Treasury Notes, 2.125% to 6.75%,  1/31/2004 to 5/15/2005;
     value including accrued interest is $112,503,731. $45,010,000 STRIPS, 0.00%, 2/15/2016; value is $25,197,048.
(4)  $102,738,000 U.S. Treasury Bills, 0.00%,  2/26/2004 to 7/29/2004;  value is
     $102,620,191.  $34,567,000  U.S.  Treasury Note,  3.00%,  1/31/2004;  value including accrued interest is $35,082,686.
(5)  $185,282,000 STRIPS, 0.00%, 5/15/2011;  value is $175,543,578.  $46,912,000
     U.S. Treasury Bill, 0.00%, 7/1/2004; value is $46,721,350. $32,923,000 U.S.
     Treasury Note, 5.75%, 8/15/2010; value including accrued interest is $37,835,737.
(6)  $64,950,000 U.S. Treasury Notes,  2.875% to 5.75%,  6/30/2004 to 8/15/2010;
     value including accrued interest is $72,877,042. $50,000,000 U.S. Treasury Bond, 6.25%, 8/15/2023; value including accrued interest is 58,833,134. $5,105,000 STRIPS, 3.375%, 1/15/2012; value including accrued interest is $5,992,552.
(7)  $249,566,000 STRIPS, 0.00%, 5/15/2020;  value is $105,908,323.  $30,276,000
     U.S. Treasury Bill, 0.00%, 2/5/2004; value is $30,271,882.  $1,392,000 U.S.
     Treasury Bond, 10.375%, 11/15/2009; value including accrued interest is $1,520,681.

(8)  $135,644,000   U.S.  Treasury  Notes,   2.125%  to  3.625%,   3/31/2004  to
     11/15/2008; value including accrued interest is $137,700,697.
(9)  $64,592,000  STRIPS,  3.375%  to  3.875%,  1/15/2009  to  1/15/2012;  value including accrued interest is $79,934,306. $46,613,000 U.S. Treasury Bonds, 6.50% to 7.875%, 2/15/2021 to 11/15/2026; value including accrued interest is $57,768,183.
(10) $182,678,973 STRIPS, 0.00%, 2/15/2012 to 11/15/2013;  value is $93,404,242.
     $93,518,000  STRIPS  8.875%  to  9.125%,  5/15/2018  to  2/15/2019;   value
     including accrued interest is $44,298,756.

(11) $138,112,000  U.S.  Treasury  Bills,  0.00%,  4/1/2004 to  7/1/2004;  value including accrued interest is $137,703,939.

(12) $125,252,000 U.S. Treasury Note, 5.00%, 2/15/2011; value including accrued interest is $137,700,682.

(13) $61,163,000 U.S. Treasury Bonds, 11.25% to 13.25%,  8/15/2013 to 2/15/2015;
     value including accrued interest is $97,085,001. $68,700,000 STRIPS, 0.00%, 8/15/2019; value is $31,033,164. $7,000,000 U.S. Treasury Notes, 5.75% to
     5.875%, 11/15/2004 to 11/15/2005; value including accrued interest is $7,566,449.

(14) $1,031,719,538  GNMA,  4.00%  to  9.00%,  10/15/2008  to  1/15/2034;  value including accrued interest is $255,000,001.
(15) $32,568,000 U.S. Treasury Bond, 7.25%, 5/15/2016; value including accrued interest is $41,325,124.
(16) $51,105,000 U.S. Treasury Bill, 0.00%, 4/15/2004; value is $51,003,303.
(17) $170,877,656 GNMA, 4.00% to 9.00%, 9/15/2019 to 9/15/2033;  value including accrued interest is $51,001,086.
(18)  $120,208,000  U.S. Treasury Bond, 6.00%,
     2/15/2026; value including accrued interest is $137,700,224.
** Variable rate repurchase agreement with rates which reset daily. The rate shown represents an average of the daily rates over the term of the agreement.

Summary of Abbreviations
GNMA                Government National Mortgage Association
STRIPS              Separately Traded Registered Interest and Principal
                    Securities

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES January 31, 2004

Assets
Investments in securities                        $ 628,218,302
Investments in repurchase agreements             2,400,514,445
Investments at amortized cost                    3,028,732,747
Receivable for Fund shares sold                         83,978
Interest receivable                                  5,580,446
Prepaid expenses and other assets                       28,793
  Total assets                                   3,034,425,964
Liabilities
Dividends payable                                    1,014,211
Payable for Fund shares redeemed                       110,248
Advisory fee payable                                    77,280
Distribution Plan expenses payable                       9,966
Due to other related parties                            15,298
Accrued expenses and other liabilities                 366,610
  Total liabilities                                  1,593,613
Net assets                                     $ 3,032,832,351
Net assets represented by
Paid-in capital                                $ 3,032,813,519
Undistributed net investment income                     18,832
Total net assets                               $ 3,032,832,351
Net assets consists of
  Class A                                        $ 524,923,711
  Class S                                          855,692,171
  Class I                                        1,652,216,469
Total net assets                               $ 3,032,832,351
Shares outstanding
  Class A                                          525,113,933
  Class S                                          855,692,180
  Class I                                        1,652,258,024
Net asset value per share
  Class A                                               $ 1.00
  Class S                                               $ 1.00
  Class I                                               $ 1.00
See Notes to Financial Statements

STATEMENT OF OPERATIONS Year Ended January 31, 2004

Investment income
Interest                                                       $ 39,758,956
Expenses
Advisory fee                                                     10,943,409
Distribution Plan expenses
  Class A                                                         2,045,437
  Class S                                                         7,291,165
Administrative services fee                                       2,107,477
Transfer agent fees                                               1,137,276
Trustees' fees and expenses                                         130,192
Printing and postage expenses                                       140,609
Custodian and fund accounting fees                                  909,601
Registration and filing fees                                        315,971
Professional fees                                                    38,411
Other                                                               222,690
  Total expenses                                                 25,282,238
  Less: Expense reductions                                          (8,176)
     Expense reimbursements                                       (411,644)
  Net expenses                                                   24,862,418
Net investment income                                            14,896,538
Net increase in net assets resulting from operations           $ 14,896,538
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended January 31,


                                                                  2004                                             2003
Operations
Net investment income                                          $ 14,896,538                                    $ 39,920,448
Distributions to shareholders from
Net investment income
  Class A                                                       (2,617,205)                                     (9,122,223)
  Class S                                                       (1,439,253)                                    (14,782,502)
  Class I                                                       (10,838,309)                                    (16,016,032)
Total distributions to shareholders                             (14,894,767)                                    (39,920,757)

                                                   Shares                                          Shares
Capital share transactions
Proceeds from shares sold
  Class A                                      2,305,016,713           2,305,016,713           2,239,676,945           2,239,676,945
  Class S                                        571,327,246             571,327,246             951,546,121             951,546,121
  Class I                                      4,816,099,550           4,816,099,550           4,456,666,216           4,456,666,216
                                                                       7,692,443,509                                   7,647,889,282
Net asset value of shares issued in
reinvestment of distributions
  Class A                                            619,640                 619,640               2,295,293               2,295,293
  Class I                                            400,469                 400,469               1,092,540               1,092,540
                                                                           1,020,109                                       3,387,833
Payment for shares redeemed
  Class A                                    (2,553,617,931)         (2,553,617,931)         (2,220,942,231)         (2,220,942,231)
  Class S                                    (1,199,914,235)         (1,199,914,235)         (1,292,912,842)         (1,292,912,840)
  Class I                                    (4,365,076,734)         (4,365,076,734)         (4,262,301,658)         (4,262,301,658)
                                                                     (8,118,608,900)                                 (7,776,156,729)
Net decrease in net assets resulting
from capital share transactions                                        (425,145,282)                                   (124,879,614)
Total decrease in net assets                                           (425,143,511)                                   (124,879,923)
Net assets
Beginning of period                                                    3,457,975,862                                   3,582,855,785
End of period                                                        $ 3,032,832,351                                 $ 3,457,975,862
Undistributed net investment income                                         $ 18,832                                        $ 17,061
See Notes to Financial Statements

                                       13

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION
Evergreen Treasury Money Market Fund (the "Fund") is a diversified series of Evergreen Money Market Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class S, and Institutional ("Class I") shares. Class A and Class S shares are sold at net asset value without a front-end sales charge or contingent deferred sales charge, but pay an ongoing distribution fee. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Securities lending
The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in

NOTES TO FINANCIAL STATEMENTS continued
recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.31% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended January 31, 2004, EIMC reimbursed expenses in the amount of $7,894. In addition, EIMC reimbursed expenses relating to Class S shares in the amount of $403,750, which represents 0.03% of the average daily net assets of Class S shares. Total amounts subject to recoupment as of January 31, 2004 were $403,750.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen money market funds, starting at 0.06% and declining to 0.04% as the aggregate average daily net assets of the Evergreen money market funds increase.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS
Evergreen  Distributor,  Inc. ("EDI"),  a wholly-owned  subsidiary of BISYS Fund
Services, Inc., serves as principal underwriter to the Fund. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 0.60% of the average daily net assets for Class S shares.

5. IN-KIND TRANSACTION
Effective on the close of business on May 24, 2002, the Fund acquired assets through an in-kind transaction. This transaction transferred the underlying securities of Wachovia Treasury Money Market Fund into the Fund. In the transaction, shareholders redeemed 115,695,766 shares of Wachovia Treasury Money Market Fund and purchased the same number of Class S shares of the Fund in consideration for securities valued at $115,695,766, which resulted in no gain or loss to the shareholder. The value of securities received by the Fund and the number of Class S shares issued are reflected as proceeds from shares sold in the Statement of Changes in Net Assets for the year ended January 31, 2003.

6. SECURITIES TRANSACTIONS
On January 31, 2004, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes. 7. INTERFUND LENDING Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended January 31, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS
As of January 31, 2004, the components of distributable earnings on a tax basis consisted of undistributed ordinary income in the amount of $18,832. The tax character of distributions paid for the years ended January 31, 2004 and January 31, 2003 were $14,894,767 and $39,920,757, respectively, of ordinary income.

9. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES' FEES
Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended January 31, 2004, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS' REPORT
Board of Trustees and Shareholders
Evergreen Money Market Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Treasury Money Market Fund, a series of Evergreen Money Market Trust, as of January 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Treasury Money Market Fund as of January 31, 2004, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.



 Boston, Massachusetts
 March 5, 2004

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                                       19

TRUSTEES AND OFFICERS

TRUSTEES 1



TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III            Principal occupations: Investment Counselor,
Trustee                          Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                  advice); Director, The Andover Companies
Term of office since: 1991       (insurance); Trustee, Arthritis Foundation of
Other directorships: None        New England; Director, The Francis Ouimet
                                 Society; Former Director, Health Development
                                 Corp. (fitness-wellness centers); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust;
                                 Former Investment Counselor, Appleton Partners,
                                 Inc. (investment advice); Former Director,
                                 Executive Vice President and Treasurer, State
                                 Street Research & Management Company
                                 (investment advice)
--------------------------------------------------------------------------------
K. Dun Gifford                   Principal occupations: Chairman and President,
Trustee                          Oldways Preservation and Exchange Trust
DOB: 10/23/1938                  (education); Trustee, Treasurer and Chairman of
Term of office since: 1974       the Finance Committee, Cambridge College;
Other directorships: None        Former Chairman of the Board, Director, and
                                 Executive Vice President, The London Harness
                                 Company (leather goods purveyor); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.             Principal occupations: Partner, Stonington
Trustee                          Partners, Inc. (private investment firm);
DOB: 2/14/1939                   Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983       Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,    Series Fund; Former Chairman of the Board and
Phoenix Series Fund,             Chief Executive Officer, Carson Products
Phoenix Multi-Portfolio          Company (manufacturing); Director, Obagi
Fund, and The Phoenix Big        Medical Products Co.; Director, Lincoln
Edge Series Fund                 Educational Services; Director, Diversapack
                                 Co.; Former President, Morehouse College;
                                 Former Director, Mentor Income Fund, Inc.;
                                 Former Trustee, Mentor Funds and Cash Resource
                                 Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell              Principal occupations: Manager of Commercial
Trustee                          Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                   (steel producer); Former Sales and Marketing
Term of office since: 1988       Management, Nucor Steel Company; Former
Other directorships: None        Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit              Principal occupations: Partner and Vice
Trustee                          President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                   Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984       Former Trustee, Mentor Funds and Cash Resource
Other directorships: None        Trust
--------------------------------------------------------------------------------
David M. Richardson              Principal occupations: President, Richardson,
Trustee                          Runden & Company (executive recruitment
DOB: 9/19/1941                   business development/consulting company);
Term of office since: 1982       Consultant, Kennedy Information, Inc.
Other directorships: None        (executive recruitment information and research
                                 company); Consultant, AESC (The Association of
                                 Retained Executive Search Consultants);
                                 Trustee, NDI Technologies, LLP
                                 (communications); Director, J&M Cumming Paper
                                 Co. (paper merchandising); Former Vice
                                 Chairman, DHR International, Inc. (executive
                                 recruitment); Former Director, Mentor Income
                                 Fund, Inc.; Former Trustee, Mentor Funds and
                                 Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III        Principal occupations: President/CEO, AccessOne
Trustee                          MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                    Resource Associates, Inc.; Former Medical
Term of office since: 1984       Director, U.S. Health Care/Aetna Health
Other directorships: None        Services; Former Director, Mentor Income Fund,
                                 Inc.; Former Trustee, Mentor Funds and Cash
                                 Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield              Principal occupations: Attorney, Law Offices of
Trustee                          Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                   Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984       and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------



TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                 Principal occupations: Independent Consultant;
Trustee                          Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                   Joseph College (CT); Director, Hartford
Term of office since: 1993       Hospital; Trustee, Greater Hartford YMCA;
Other directorships: None        Former Director, Enhance Financial Services,
                                 Inc.; Former Director, Old State House
                                 Association; Former Director of CTG Resources,
                                 Inc. (natural gas); Former Director, Mentor
                                 Income Fund, Inc.; Former Trustee, Mentor Funds
                                 and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)       Principal occupations: Member and Former
Trustee                          President, North Carolina Securities Traders
DOB: 12/12/1937                  Association; Member, Financial Analysts
Term of office since: 1999       Society; Former Consultant to the Boards of
Other directorships: None        Trustees of the Evergreen funds; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)               Principal occupations: President, Chief
President                        Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                   Evergreen Investment Company, Inc. and
Term of office since: 2003       Executive Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                   Principal occupations: Senior Vice President,
Treasurer                        Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)             Principal occupations: Senior Vice President
Secretary                        and General Counsel, Evergreen Investment
DOB: 4/20/1960                   Services, Inc.; Senior Vice President and
Term of office since: 2000       Assistant General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3)  The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte,
     NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.


Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $251.3 billion* in assets under management, we manage diverse Evergreen investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments Investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we 200 Berkeley manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more Boston, MA complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your 02116-5034 financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of January 31, 2004
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898


For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

565214 rv1   3/2004

                    EVERGREEN U.S. TREASURY MONEY MARKET FUND
                     SEMI-ANNUAL REPORT DATED JULY 31, 2004

                      Evergreen Treasury Money Market Fund

                       Semi-Annual Report of July 31, 2004


    Table of Contents

1   LETTER TO SHAREHOLDERS
4   FUND AT A GLANCE
6   ABOUT YOUR FUND'S EXPENSES
7   FINANCIAL HIGHLIGHTS
10  SCHEDULE OF INVESTMENTS
13  STATEMENT OF ASSETS AND LIABILITIES
14  STATEMENT OF OPERATIONS
15  STATEMENTS OF CHANGES IN NET ASSETS
16  NOTES TO FINANCIAL STATEMENTS
24  TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.
Information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
 NOT FDIC INSURED   MAY LOSE VALUE  NOT BANK GUARANTEED

Evergreen Investments SM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116
LETTER TO SHAREHOLDERS September 2004



Dennis H. Ferro
President and Chief
Executive Officer
Dear Shareholder,
We are pleased to provide the semiannual report for the Evergreen California Municipal Money Market Fund, which covers the six-month period ended July 31, 2004. During these challenging times, we believe the importance of proper asset allocation between stocks, bonds and cash cannot be overstated. In particular, money market funds have historically provided investors with a degree of balance and stability during periods of market turmoil and a form of liquidity during buying opportunities. However, with interest rates at 45-year lows, the contributions from money market funds to the long-term returns of diversified portfolios have been muted in recent years. Given that backdrop, our portfolio managers entered the investment period preparing for, and adapting to, the rapidly changing geopolitical and fundamental economic landscape. Some of our money market portfolio strategies involved taking advantage of pricing discrepancies at the short-end of the Treasury yield curve, as well as the use of floaters, in order to benefit from anticipated Federal Reserve actions. Despite geopolitical concerns and volatile interest rates over the past six months, we believe these money market strategies helped stabilize the long-term return potential for diversified portfolios during the most recent investment period. The period began with positive momentum on the economic front. Gross Domestic Product ("GDP") grew in excess of 4%, and supporting data pointed to a continuation of solid growth. Retail
                                        1

LETTER TO SHAREHOLDERS continued
sales were strong and manufacturing had managed to put together several months of consistent growth. The solid contributions from business investment, meanwhile, enabled the expansion to broaden, reinforcing the trend for sustainable economic growth. The next key for the recovery came in the form of employment growth, which has historically lagged that of GDP growth. This recovery was no exception, and fears of a jobless recovery persisted for months. Yet that too also improved, to the tune of more than 1.25 million new jobs in the first half of the fund's fiscal year.
Another condition of economic recoveries is that they have to transition from the initial phase of surging growth to more normalized periods of average growth. This historically subtle transition was abundantly clear during the second fiscal quarter as GDP growth had moderated two full percentage points, to 3%, from the approximately 5% pace over the prior twelve months. Personal consumption weakened, prices for oil and gasoline were surging, and fears of terror abounded, as the June 30 deadline approached for the handover of power in Iraq.
As if this weren't enough, the Federal Reserve had been preparing Wall Street for higher interest rates. Monetary policymakers began the second calendar quarter with a new "spin" on their message to the public, stating that they would remain "measured" in their removal of policy accommodation. Despite these attempts at improved clarity from the Fed, market interest rates alternately plunged, then soared, eventually recovering by the end of July. Indeed, the yield on the 10-year Treasury reached a year-to-date low of 3.7% on fears of the jobless recovery, only to surge to 4.9% several weeks later on consecutive monthly employment gains in excess of 300,000 jobs. These rate concerns were
                                        2

LETTER TO SHAREHOLDERS continued
exacerbated by rising gasoline prices and the larger than forecasted readings on consumer inflation during May and June. As it turned out, the advent of the Fed's gradual tightening cycle proved to be the tonic that the markets needed, with the yield curve flattening slightly by the end of the investment period.
We continue to advise our clients to adhere to diversification strategies, including investing in money market funds, in an effort to further provide stability to their long-term investments. Please visit our website, EvergreenInvestments.com , for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.
Sincerely,


Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.
Special Notice to Shareholders:
Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.
                                        3


FUND AT A GLANCE as of July 31, 2004
                                 MANAGEMENT TEAM


                                 J. Kellie Allen
                          Customized Fixed Income Team
                                  Lead Manager


                               Bryan K. White, CFA
                          Customized Fixed Income Team
           PERFORMANCE AND RETURNS* Portfolio inception date: 3/6/1991

                                                                  Class A               Class S               Class I
Class inception date                                              3/6/1991             6/30/2000              3/6/1991
Nasdaq symbol                                                      ETAXX                  N/A                  ETYXX
6-month return                                                     0.17%                 0.04%                 0.32%
Average annual return
1 year                                                             0.32%                 0.06%                 0.62%
5 year                                                             2.51%                 2.27%                 2.82%
10 year                                                            3.67%                 3.55%                 3.98%
7-day annualized yield                                             0.58%                 0.28%                 0.88%
30-day annualized yield                                            0.55%                 0.25%                 0.84%
* The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.343.2898 for the most recent month-end performance information for Class S. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Historical performance shown for Class S prior to its inception is based on the performance of Class A, one of the original classes offered along with Class I. The historical returns for Class S have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class S would have been lower.
The advisor is reimbursing a portion of the 12b-1 fee for Class S. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
                                        4

FUND AT A GLANCE continued
                             7-DAY ANNUALIZED YIELD



                    Jul-03   Aug-03   Sep-03  Oct-03   Nov-03  Dec-03  Jan-04   Feb-04   Mar-04  Apr-04  May-04  Jun-04  Jul-04
-------------------------------------------------------------------------------------------------------------------------------
Treasury MMF A      0.28%     0.30%    0.31%  0.29%     0.32%   0.28%  0.29%     0.31%    0.31%  0.27%    0.32%   0.40%  0.58%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Treasury MMF I      0.58%     0.60%    0.61%  0.59%     0.62%   0.58%  0.59%     0.61%    0.61%  0.57%    0.62%   0.70%  0.88%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Treasury MMF S      0.05%     0.04%    0.04%  0.04%     0.04%   0.04%  0.04%     0.04%    0.04%  0.04%    0.04%   0.10%  0.28%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------




Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment. Class S shares are sold through certain broker dealers and financial institutions which have selling agreements with the fund's distributor.
The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders. The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective. U.S. government guarantees apply only to certain securities held in the fund's portfolio and not to the fund's shares. All data is as of July 31, 2004, and subject to change.
                                        5

ABOUT YOUR FUND'S EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment. Example As a shareholder of the fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 to July 31, 2004. The example illustrates your fund's costs in two ways:

       o Actual expenses
       The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

       o Hypothetical example for comparison purposes
       The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Beginning                     Ending
                                                             Account                     Account                        Expenses
                                                              Value                       Value                       Paid During
                           2/1/2004 7/31/2004 Period*
Actual
Class A                                                     $1,000.00                   $1,001.75                        $3.68
Class S                                                     $1,000.00                   $1,000.39                        $5.02
Class I                                                     $1,000.00                   $1,003.24                        $2.19
Hypothetical
(5% return
before expenses)
Class A                                                     $1,000.00                   $1,021.18                        $3.72
Class S                                                     $1,000.00                   $1,019.84                        $5.07
Class I                                                     $1,000.00                   $1,022.68                        $2.21
* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.74% for Class A, 1.01% for Class S and 0.44% for Class I) , multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                               Six Months Ended
                                                                July 31, 2004
                                                                 (unaudited)
                                                                                              Year Ended January 31,
CLASS A                                                                               2004    2003    2002    2001     2000
Net asset value, beginning of period                                $1.00            $1.00   $1.00   $1.00   $1.00    $1.00
Income from investment operations
Net investment income                                                 0                0      0.01    0.03    0.06     0.04
Distributions to shareholders from
Net investment income                                                0 1              0 1    -0.01   -0.03   -0.06    -0.04
Net asset value, end of period                                      $1.00            $1.00   $1.00   $1.00   $1.00    $1.00
Total return                                                        0.17%            0.38%   1.14%   3.00%   5.65%    4.38%
Ratios and supplemental data
Net assets, end of period (millions)                                 $454             $525    $773    $752    $743    $2,828
Ratios to average net assets
  Expenses 2                                                       0.74% 3           0.75%   0.73%   0.70%   0.73%    0.74%
  Net investment income                                            0.35% 3           0.38%   1.13%   2.98%   5.27%    4.28%




1  Amount represents less than $0.005 per share.

2 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3 Annualized

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                               Six Months Ended
                                                                July 31, 2004
                                                                 (unaudited)
                                                                                            Year Ended January 31,
CLASS S                                                                               2004      2003     2002     2001 1
Net asset value, beginning of period                                $1.00             $1.00    $1.00     $1.00    $1.00
Income from investment operations
Net investment income                                                 0                 0       0.01     0.03      0.03
Distributions to shareholders from
Net investment income                                                0 2               0 2     -0.01     -0.03    -0.03
Net asset value, end of period                                      $1.00             $1.00    $1.00     $1.00    $1.00
Total return                                                        0.04%             0.11%    0.84%     2.70%    3.24%
Ratios and supplemental data
Net assets, end of period (millions)                                 $729             $856     $1,484   $1,826    $2,135
Ratios to average net assets
  Expenses 3                                                       1.01% 4            1.02%    1.03%     1.00%   1.04% 4
  Net investment income                                            0.08% 4            0.12%    0.85%     2.71%   5.50% 4

1 For the period from June 30, 2000 (commencement of class operations), to January 31, 2001.

2 Amount represents less than $
0.005 per share.

      3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

 4 Annualized

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                               Six Months Ended
                                                                July 31, 2004
                                                                 (unaudited)
                                                                                                 Year Ended January 31,
CLASS I 1                                                                              2004      2003     2002      2001     2000
Net asset value, beginning of period                                $1.00             $1.00     $1.00     $1.00    $1.00     $1.00
Income from investment operations
Net investment income                                                 0                0.01      0.01     0.03      0.06     0.05
Distributions to shareholders from
Net investment income                                                0 2              -0.01     -0.01     -0.03    -0.06     -0.05
Net asset value, end of period                                      $1.00             $1.00     $1.00     $1.00    $1.00     $1.00
Total return                                                        0.32%             0.68%     1.44%     3.31%    5.97%     4.69%
Ratios and supplemental data
Net assets, end of period (millions)                                $1,833            $1,652    $1,201   $1,005    $1,032   $1,034
Ratios to average net assets
  Expenses 3                                                       0.44% 4            0.45%     0.43%     0.40%    0.43%     0.44%
  Net investment income                                            0.65% 4            0.66%     1.42%     3.21%    5.78%     4.58%




1 Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2 Amount represents less than $0.005 per share.

3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4 Annualized

                        See Notes to Financial Statements

SCHEDULE OF INVESTMENTS July 31, 2004  (unaudited)

                                                                                              Principal                  Value
                                                                                                 Amount
U.S. TREASURY OBLIGATIONS 27.0% U.S. Treasury Notes:
  1.125%, 6/30/2005                                                                        $ 75,000,000         $   74,454,384
  1.25%, 5/31/2005                                                                           50,000,000             49,779,955
  1.50%, 7/31/2005                                                                           35,000,000             34,822,103
  1.625%, 3/31/2005                                                                          50,000,000             50,088,911
  1.625%, 4/30/2005                                                                          50,000,000             50,097,246
  1.75%, 12/31/2004                                                                          50,000,000             50,055,251
  2.125%, 8/31/2004                                                                         225,000,000            225,158,079
  2.125%, 10/31/2004                                                                        100,000,000            100,217,182
  2.25%, 7/31/2004                                                                          100,000,000            100,000,000
  6.50%, 8/15/2005                                                                           25,000,000             26,115,013
  6.75%, 5/15/2005                                                                           50,000,000            52,024,548
                                                                                                                   ----------
     Total U.S. Treasury Obligations  (cost $812,812,672)                                                         812,812,672
                                                                                                                  -----------
REPURCHASE AGREEMENTS*  71.2%
ABN Amro, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004,                     120,000,000            120,000,000
  maturity value $120,029,900 (1)**
Bank of America Corp., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004,              120,000,000            120,000,000
  maturity value $120,029,867 (2)**
Barclays DeZeote Wedd Securities, 1.28%, dated 7/30/2004, maturing 8/2/2004,                160,000,000            160,000,000
  maturity value $160,017,067 (3)
Credit Suisse First Boston Corp., Avg. rate of 1.28%, dated 7/26/2004, maturing              70,000,000             70,000,000
  8/2/2004, maturity value $70,017,461 (4)**
Deutsche Bank AG, Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004,                   200,000,000            200,000,000
  maturity value $200,049,944 (5)**
Goldman Sachs Group, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing                    120,000,000            120,000,000
  8/2/2004, maturity value $120,029,867 (6)**
Greenwich Capital Markets, Avg. rate of 1.27%, dated 7/26/2004, maturing                    120,000,000            120,000,000
  8/2/2004, maturity value $120,029,733 (7)**
J.P. Morgan Securities, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing                 120,000,000            120,000,000
  8/2/2004, maturity value $120,029,767 (8)**
Lehman Brothers, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing                        120,000,000            120,000,000
  8/2/2004, maturity value $120,029,833 (9)**
Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.28%, dated 7/30/2004, maturing               100,000,000            100,000,000
  8/2/2004, maturity value $100,010,667 (10)
Morgan Stanley & Co., Avg. rate of 1.29%, dated 7/26/2004, maturing                         120,000,000            120,000,000
  8/2/2004, maturity value $120,030,000 (11)**
RBC Dain Rauscher, Avg. rate of 1.27%, dated 7/26/2004, maturing 8/2/2004,                  120,000,000            120,000,000
  maturity value $120,029,633 (12)**
Salomon Smith Barney, Inc., Avg. rate of 1.30%, dated 7/26/2004, maturing                   200,000,000            200,000,000
  8/2/2004, maturity value $200,050,500 (13)**
Societe Generale, 1.30%, dated 7/30/2004, maturing 8/2/2004, maturity value                 158,922,260            158,922,260
  $158,941,760 (14)
UBS Securities LLC, 1.31%, dated 7/30/2004, maturing 8/2/2004, maturity                     180,000,000            180,000,000
  value $180,019,650 (15)
West Deutsche Landesbank, Avg. rate of 1.28%, dated 7/26/2004, maturing                     120,000,000           120,000,000
                                                                                                                  -----------
  8/2/2004, maturity value $120,029,800 (16)**
     Total Repurchase Agreements  (cost $2,148,922,260)                                                         2,148,922,260
                                                                                                                -------------
See Notes to Financial Statements

                                       10

SCHEDULE OF INVESTMENTS continued July 31, 2004  (unaudited)

                                                                                        Principal                      Value
                                                                                           Amount
TIME DEPOSIT  1.7%
Credit Suisse First Boston Corp., 1.45%, 8/2/2004  (cost $50,000,000)                $ 50,000,000            $   50,000,000
                                                                                                             --------------
Total Investments (cost $3,011,734,932)  99.9%                                                                3,011,734,932
Other Assets and Liabilities  0.1%                                                                                4,354,372
                                                                                                                  ---------
Net Assets  100.0%                                                                                        $   3,016,089,304
                                                                                                          -----------------


*      Collateralized by:

(1) $122,012,000 U.S. Treasury Note, 2.75%, 6/30/2006; value including accrued interest is $122,400,224.

(2) $94,967,000 U.S. Treasury Bond, 7.625%, 11/15/2022; value including accrued interest is $122,400,809.

(3) $138,197,000 U.S. Treasury Note, 3.375%, 1/15/2012; value including accrued interest is $163,200,231.

(4) $73,080,000 U.S. Treasury Note, 3.875%, 2/15/2013; value including accrued interest is $71,402,945.

(5) $399,844,000 STRIPS, 0.00%, 2/15/2020 to 11/15/2021; value is $163,251,303.


(6) $27,972,000 U.S. Treasury Bond, 3.875%, 4/15/2029; value including accrued interest is $40,388,180. $175,162,466 STRIPS, 0.00%, 8/15/2011 to 8/15/2020;
value is $122,400,000.

(7) $122,290,000 U.S. Treasury Note, 2.50%, 5/31/2006; value including accrued interest is $122,401,304.

(8) $87,617,000 U.S. Treasury Notes, 2.25% to 3.00%, 4/30/2006 to 7/15/2012;
value including accrued interest is $93,091,577. $20,115,000 U.S. Treasury Bond, 3.875%, 4/15/2029; value including accrued interest is $29,308,706.

(9) $235,397,138 STRIPS, 0.00%, 2/15/2005 to 2/15/2026; value is $122,400,094.

(10) $102,270,000 U.S. Treasury Bill, 0.00%, 10/7/2004; value is $102,003,072.

(11) $99,155,000 U.S. Treasury Bonds, 6.25% to 7.625%, 11/15/2022 to 2/15/2025;
value including accrued interest is $122,400,472.

(12) $2,850,000 STRIPS, 0.00%, 2/15/2005; value is $2,823,980. $8,000 U.S.
Treasury Note, 4.00%, 6/15/2009; value including accrued interest is $8,119. $88,107,000 U.S. Treasury Bonds, 7.875% to 8.875%, 8/15/2017 to 2/15/2021; value including accrued interest is $119,568,356.

(13) $205,893,168 GNMA, 5.00% to 5.50%, 7/15/2034 to 7/20/2034; value including accrued interest is $204,000,000.


(14) $12,000 U.S. Treasury Bill, 0.00%, 12/9/2004; value is $11,930. $72,670,000
U.S. Treasury Notes, 1.625% to 5.875%, 11/15/2004 to 7/15/2013; value including accrued interest is $74,018,487. $84,014,000 U.S. Treasury Bonds, 6.00% to 10.375%, 11/15/2009 to 2/15/2026; value including accrued interest is $88,070,477.

(15) $679,825,000 STRIPS, 0.00%, 11/15/2027; value is $183,600,329.

(16) $94,814,000 U.S. Treasury Bonds, 6.125% to 8.125%, 5/15/2021 to 8/15/2029;
value including accrued interest is $122,400,874.

** Variable rate repurchase agreement with rates which reset daily. The rate shown represents an average of the daily rates over the term of the agreement.


Summary of Abbreviations
GNMA         Government National Mortgage Association
STRIPS       Separately Traded Registered Interest and Principal Securities




The percent of total investments by credit quality as of July 31, 2004:
Tier 1                                                                 100%

The following table shows the percent of total investments by maturity as of July 31, 2004:

2-7 days                                                              76.3%
8-60 days                                                              7.5%
61-120 days                                                            3.3%
121-240 days                                                           1.7%
241+ days                                                             11.2%
                                                                     -----
                                                                     100.0%
See Notes to Financial Statements

                                       11

STATEMENT OF ASSETS AND LIABILITIES July 31, 2004  (unaudited)

Assets
Investments in securities                              $ 862,812,672
Investments in repurchase agreements                   2,148,922,260
Investments at amortized cost                          3,011,734,932
Receivable for Fund shares sold                               11,739
Interest receivable                                        6,663,970
Prepaid expenses and other assets                              5,633
  Total assets                                         3,018,416,274
Liabilities
Dividends payable                                          1,613,213
Payable for Fund shares redeemed                              52,782
Advisory fee payable                                          76,643
Distribution Plan expenses payable                            47,008
Due to other related parties                                  16,172
Accrued expenses and other liabilities                       521,152
  Total liabilities                                        2,326,970
Net assets                                           $ 3,016,089,304
Net assets represented by
Paid-in capital                                      $ 3,016,070,222
Undistributed net investment income                           19,082
Total net assets                                     $ 3,016,089,304
Net assets consists of
  Class A                                              $ 454,227,144
  Class S                                                728,618,627
  Class I                                              1,833,243,533
Total net assets                                     $ 3,016,089,304
Shares outstanding
  Class A                                                454,417,254
  Class S                                                728,618,639
  Class I                                              1,833,284,947
Net asset value per share
  Class A                                                     $ 1.00
  Class S                                                     $ 1.00
  Class I                                                     $ 1.00
See Notes to Financial Statements

                                       12

STATEMENT OF OPERATIONS Six Months Ended July 31, 2004  (unaudited)

Investment income
Interest                                                       $ 16,051,746
Expenses
Advisory fee                                                      4,552,154
Distribution Plan expenses
  Class A                                                           728,972
  Class S                                                         2,270,297
Administrative services fee                                         881,062
Transfer agent fees                                                 270,827
Trustees' fees and expenses                                          20,688
Printing and postage expenses                                        84,524
Custodian and accounting fees                                       324,646
Registration and filing fees                                        160,616
Professional fees                                                    16,202
Other                                                               155,176
  Total expenses                                                  9,465,164
  Less: Expense reductions                                          (4,774)
           Expense reimbursements                                 (101,814)
  Net expenses                                                    9,358,576
Net investment income                                           $ 6,693,170
Net increase in net assets resulting from operations            $ 6,693,170
See Notes to Financial Statements

                                       13

STATEMENTS OF CHANGES IN NET ASSETS

                                Six Months Ended
                                                    July 31, 2004                                     Year Ended
                                                     (unaudited)                                   January 31, 2004
Operations
Net investment income                                                   $ 6,693,170                                    $ 14,896,538
Distributions to shareholders
from
Net investment income
  Class A                                                                 (847,748)                                     (2,617,205)
  Class S                                                                 (296,298)                                     (1,439,253)
  Class I                                                               (5,548,874)                                    (10,838,309)
  Total distributions to shareholders                                   (6,692,920)                                    (14,894,767)
                                                     Shares                                          Shares
Capital share transactions
Proceeds from shares sold
  Class A                                       644,652,444             644,652,444           2,305,016,713           2,305,016,713
  Class S                                       215,254,453             215,254,453             571,327,246             571,327,246
  Class I                                     2,231,719,691           2,231,719,691           4,816,099,550           4,816,099,550
                                                                      3,091,626,588                                   7,692,443,509
Net asset value of shares issued in
  reinvestment of distributions
  Class A                                           189,707                 189,707                 619,640                 619,640
  Class S                                             1,671                   1,671                       0                       0
  Class I                                           139,252                 139,252                 400,469                 400,469
                                                                            330,630                                       1,020,109
Payment for shares redeemed
  Class A                                     (715,538,830)           (715,538,830)         (2,553,617,931)         (2,553,617,931)
  Class S                                     (342,329,665)           (342,329,665)         (1,199,914,235)         (1,199,914,235)
  Class I                                   (2,050,832,020)         (2,050,832,020)         (4,365,076,734)         (4,365,076,734)
                                                                    (3,108,700,515)                                 (8,118,608,900)
Net decrease in net assets resulting                                   (16,743,297)                                   (425,145,282)
  from capital share transactions
Total decrease in net assets                                           (16,743,047)                                   (425,143,511)
Net assets
Beginning of period                                                   3,032,832,351                                   3,457,975,862
End of period                                                       $ 3,016,089,304                                 $ 3,032,832,351
Undistributed net investment income                                        $ 19,082                                        $ 18,832
See Notes to Financial Statements

                                       14

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION
Evergreen Treasury Money Market Fund (the "Fund") is a diversified series of Evergreen Money Market Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").
The Fund offers Class A, Class S and Institutional ("Class I") shares. Each class of shares are sold at net asset value without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. d. Federal taxes The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.
                                       15

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

e. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.31% of the Fund's average daily net assets. From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended July 31, 2004, EIMC reimbursed expenses relating to Class S shares in the amount of $101,814, which represents 0.03% of the average daily net assets of Class S shares (on an annualized basis).
Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen money market funds, starting at 0.06% and declining to 0.04% as the aggregate average daily net assets of the Evergreen money market funds increase. Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.
4. DISTRIBUTION PLANS
EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class
I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 0.60% of the average daily net assets for Class S shares.
                                       16

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. SECURITIES TRANSACTIONS
On July 31, 2004, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.

6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the six months ended July 31, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. 8. DEFERRED TRUSTEES' FEES Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended July 31, 2004, the Fund had no borrowings under this agreement.

10. LITIGATION
The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

11. REGULATORY MATTERS
Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as
                                       17

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

                                       18

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                                       19

TRUSTEES AND OFFICERS

TRUSTEES 1



TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III            Principal occupations: Investment Counselor,
Trustee                          Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                  advice); Director, The Andover Companies
Term of office since: 1991       (insurance); Trustee, Arthritis Foundation of
Other directorships: None        New England; Director, The Francis Ouimet
                                 Society; Former Director, Health Development
                                 Corp. (fitness-wellness centers); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust;
                                 Former Investment Counselor, Appleton Partners,
                                 Inc. (investment advice); Former Director,
                                 Executive Vice President and Treasurer, State
                                 Street Research & Management Company
                                 (investment advice)
--------------------------------------------------------------------------------

Shirley L. Fulton               Principal occupations:  Partners, Helms,
Trustee                         & Fulton, PA (law firm); Retired Senior
DOB:  10/23/1934                Resident Superior Court Judge, 26th Judicial
Term of office since:  2004     District, Charlotte, NC
Other directorships:  None
--------------------------------------------------------------------------------


K. Dun Gifford                   Principal occupations: Chairman and President,
Trustee                          Oldways Preservation and Exchange Trust
DOB: 10/23/1938                  (education); Trustee, Treasurer and Chairman of
Term of office since: 1974       the Finance Committee, Cambridge College;
Other directorships: None        Former Chairman of the Board, Director, and
                                 Executive Vice President, The London Harness
                                 Company (leather goods purveyor); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.             Principal occupations: Partner, Stonington
Trustee                          Partners, Inc. (private investment firm);
DOB: 2/14/1939                   Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983       Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,    Series Fund; Former Chairman of the Board and
Phoenix Series Fund,             Chief Executive Officer, Carson Products
Phoenix Multi-Portfolio          Company (manufacturing); Director, Obagi
Fund, and The Phoenix Big        Medical Products Co.; Director, Lincoln
Edge Series Fund                 Educational Services; Director, Diversapack
                                 Co.; Former President, Morehouse College;
                                 Former Director, Mentor Income Fund, Inc.;
                                 Former Trustee, Mentor Funds and Cash Resource
                                 Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell              Principal occupations: Manager of Commercial
Trustee                          Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                   (steel producer); Former Sales and Marketing
Term of office since: 1988       Management, Nucor Steel Company; Former
Other directorships: None        Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit              Principal occupations: Partner and Vice
Trustee                          President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                   Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984       Former Trustee, Mentor Funds and Cash Resource
Other directorships: None        Trust
--------------------------------------------------------------------------------
David M. Richardson              Principal occupations: President, Richardson,
Trustee                          Runden & Company (executive recruitment
DOB: 9/19/1941                   business development/consulting company);
Term of office since: 1982       Consultant, Kennedy Information, Inc.
Other directorships: None        (executive recruitment information and research
                                 company); Consultant, AESC (The Association of
                                 Retained Executive Search Consultants);
                                 Trustee, NDI Technologies, LLP
                                 (communications); Director, J&M Cumming Paper
                                 Co. (paper merchandising); Former Vice
                                 Chairman, DHR International, Inc. (executive
                                 recruitment); Former Director, Mentor Income
                                 Fund, Inc.; Former Trustee, Mentor Funds and
                                 Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III        Principal occupations: President/CEO, AccessOne
Trustee                          MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                    Resource Associates, Inc.; Former Medical
Term of office since: 1984       Director, U.S. Health Care/Aetna Health
Other directorships: None        Services; Former Director, Mentor Income Fund,
                                 Inc.; Former Trustee, Mentor Funds and Cash
                                 Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield              Principal occupations: Attorney, Law Offices of
Trustee                          Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                   Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984       and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------



TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                 Principal occupations: Independent Consultant;
Trustee                          Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                   Joseph College (CT); Director, Hartford
Term of office since: 1993       Hospital; Trustee, Greater Hartford YMCA;
Other directorships: None        Former Director, Enhance Financial Services,
                                 Inc.; Former Director, Old State House
                                 Association; Former Director of CTG Resources,
                                 Inc. (natural gas); Former Director, Mentor
                                 Income Fund, Inc.; Former Trustee, Mentor Funds
                                 and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)       Principal occupations: Member and Former
Trustee                          President, North Carolina Securities Traders
DOB: 12/12/1937                  Association; Member, Financial Analysts
Term of office since: 1999       Society; Former Consultant to the Boards of
Other directorships: None        Trustees of the Evergreen funds; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)               Principal occupations: President, Chief
President                        Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                   Evergreen Investment Company, Inc. and
Term of office since: 2003       Executive Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                   Principal occupations: Senior Vice President,
Treasurer                        Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)             Principal occupations: Senior Vice President
Secretary                        and General Counsel, Evergreen Investment
DOB: 4/20/1960                   Services, Inc.; Senior Vice President and
Term of office since: 2000       Assistant General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence to each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North
     Caroline  28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3)  The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte,
     NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.




INVESTMENTS THAT STAND THE TEST OF TIME
At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

Evergreen
 Investments

Leadership - With over $246 billion in assets under management as of June 30, 2004 and a history of innovation 200 Berkeley spanning more than 70 years, we offer the strength that comes with experience.

Street Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous Boston, MA management focused on achieving sustainable success. 02116-5034

Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.


Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com
FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898


For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

567516 rv1   9/2004

Evergreen Treasury Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                                                  Evergreen Treasury Fund
===================================================================================================================================
                                                                                         Principal Amount             Market Value
===================================================================================================================================
U.S. TREASURY OBLIGATIONS - 33.2%
U.S. Treasury Bills:
     0.987%, 8/5/2004+
     0.989%, 8/26/2004+
     1.013%, 9/9/2004+
     1.13% 10/14/2004+
     1.267%, 8/19/2004+



U.S. Treasury Notes:
     1.125%, 6/30/2005                                                                    $    75,000,000           $    74,454,384
     1.188%, 11/30/2004
     1.25%, 5/31/2005                                                                          50,000,000                49,779,955
     1.50%, 7/31/2005                                                                          35,000,000                34,822,103
     1.625, 3/31/2005                                                                          50,000,000                50,088,911
     1.625%, 4/30/2005                                                                         50,000,000                50,097,246
     1.75%, 12/31/2004                                                                         50,000,000                50,055,251
     2.125%, 8/31/2004                                                                        225,000,000               225,158,079
     2.125%, 10/31/2004                                                                       100,000,000               100,217,182
     2.25%, 7/31/2004                                                                         100,000,000               100,000,000
     6.50%, 8/15/2005                                                                          25,000,000                26,115,013
     6.75%, 5/15/2005                                                                          50,000,000                52,024,548

   Total U.S. Treasury Obligations (cost $812,812,672, $599,924,856                                                 ---------------
     and 1,412,737,528, respectively)                                                                                   812,812,672
                                                                                                                    ---------------

REPURCHASE AGREEMENTS* - 65.5%
ABN Amro, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004,
   maturity value $120,029,900 (1)**                                                          120,000,000               120,000,000
Bank of America Corp., Avg. rate of 1.28%, dated 7/26/2004, maturing
   8/2/2004, maturity value $120,029,867 (2)**                                                120,000,000               120,000,000
Barclays DeZeote Wedd Securities, rate of 1.28%, dated 7/30/2004, maturing
   8/2/2004, maturity value $160,017,067 (3)                                                  160,000,000               160,000,000
Bear Sterns Co., Inc., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $50,005,417 (4)
Credit Suisse First Boston Corp., Avg. rate of 1.28%, dated
   7/26/2004, maturing 8/2/2004, maturity value $70,017,461 (5)**                              70,000,000                70,000,000
Deutsche Bank AG, Avg. rate of 1.28%, dated 7/26/2004, maturing
   8/2/2004, maturity value $200,049,944 (6)**                                                200,000,000               200,000,000
Dresdner Bank, Inc., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $50,005,417(7)
Goldman Sachs Group, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,867 (8)**                                       120,000,000               120,000,000
Greenwich Capital Markets, rate of 1.30%, dated 7/30/2004,
   maturing 8/2/2004, maturity value $115,012,458 (9)
Greenwich Capital Markets, Avg. rate of 1.27%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,733 (10)**                                      120,000,000               120,000,000
JPMorgan Securities, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,767 (11)**                                      120,000,000               120,000,000
Lehman Brothers, Inc., rate of 1.29%, dated 7/30/2004, maturing
   8/2/2004, maturity value $155,016,663 (12)
Lehman Brothers, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,833 (13)**                                      120,000,000               120,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., Avg. rate of 1.28%, dated
   7/30/2004, maturing 8/2/2004, maturity value $100,010,667(14)                              100,000,000               100,000,000
Morgan Stanley & Co., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $150,016,250 (15)
Morgan Stanley & Co., Avg. rate of 1.29%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,030,000 (16)**                                      120,000,000               120,000,000
RBC Dain Rauscher, Avg. rate of 1.27%, dated 7/26/2004, maturing
   8/2/2004, maturity value $120,029,633 (17)**                                               120,000,000               120,000,000
Salomon Smith Barney, Inc., Avg. rate of 1.30%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $200,050,500 (18)**                                      200,000,000               200,000,000
Societe Generale, Avg. rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $158,941,760(19)                                                  158,922,260               158,922,260
UBS Securities LLC, Avg. rate of 1.31%, dated 7/30/2004, maturing
   8/2/2004, maturity value $180,019,650 (20)                                                 180,000,000               180,000,000
Warburg Securities, rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $110,011,917 (21)
West Deutsche Landesbank, Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,800 (22)**                                      120,000,000               120,000,000

   Total Repurchase Agreements (cost $2,148,922,260, $636,112,000                                                   ---------------
     and $2,785,034,260, respectively)                                                                                2,148,922,260
                                                                                                                    ---------------

TIME DEPOSIT - 1.2%
Credit Suisse First Boston Corp., 1.45%, 8/2/2004 (cost $50,000,000,
   $0 and $50,000,000, respectively)                                                      $    50,000,000           $    50,000,000
                                                                                                                    ---------------

Total Investments (cost $3,011,734,932, $1,236,036,856 and
   $4,247,771,788, respectively) - 99.9%                                                                              3,011,734,932
Other Assets and Liabilities - 0.1%                                                                                       4,354,372
                                                                                                                    ---------------
Net Assets 100.0%                                                                                                   $ 3,016,089,304
                                                                                                                    ===============


                                                                                               SouthTrust U.S. Treasury Fund
===================================================================================================================================
                                                                                         Principal Amount             Market Value
===================================================================================================================================
U.S. TREASURY OBLIGATIONS - 33.2%
U.S. Treasury Bills:
     0.987%, 8/5/2004+                                                                    $   200,000,000           $   199,978,489
     0.989%, 8/26/2004+                                                                       100,000,000                99,932,639
     1.013%, 9/9/2004+                                                                        100,000,000                99,892,479
     1.13% 10/14/2004+                                                                         50,000,000                49,886,431
     1.267%, 8/19/2004+                                                                        50,000,000                49,968,875
                                                                                                                    ---------------
                                                                                                                        499,658,913
                                                                                                                    ---------------
U.S. Treasury Notes:
     1.125%, 6/30/2005
     1.188%, 11/30/2004                                                                       100,000,000               100,265,943
     1.25%, 5/31/2005                                                                                               ---------------
     1.50%, 7/31/2005
     1.625, 3/31/2005
     1.625%, 4/30/2005
     1.75%, 12/31/2004
     2.125%, 8/31/2004
     2.125%, 10/31/2004
     2.25%, 7/31/2004
     6.50%, 8/15/2005
     6.75%, 5/15/2005

   Total U.S. Treasury Obligations (cost $812,812,672, $599,924,856                                                 ---------------
     and 1,412,737,528, respectively)                                                                                    599,924,856
                                                                                                                    ---------------

REPURCHASE AGREEMENTS* - 65.5%

ABN Amro, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004, maturity value $120,029,900 (1)**
Bank of America Corp., Avg. rate of 1.28%, dated 7/26/2004, maturing
   8/2/2004, maturity value $120,029,867 (2)**
Barclays DeZeote Wedd Securities, 1.28%, dated 7/30/2004, maturing
   8/2/2004, maturity value $160,017,067 (3)
Bear Sterns Co., Inc., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $50,005,417 (4)                                                    50,000,000                50,000,000
Credit Suisse First Boston Corp., Avg. rate of 1.28%, dated
   7/26/2004, maturing 8/2/2004, maturity value $70,017,461 (5)**
Deutsche Bank AG, Avg. rate of 1.28%, dated 7/26/2004, maturing
   8/2/2004, maturity value $200,049,944 (6)**
Dresdner Bank, Inc., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $50,005,417(7)                                                     50,000,000                50,000,000
Goldman Sachs Group, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004, maturity value $120,029,867 (8)**
Greenwich Capital Markets, rate of 1.30%, dated 7/30/2004,
   maturing 8/2/2004, maturity value $115,012,458 (9)                                         121,112,000               121,112,000
Greenwich Capital Markets, Avg. rate of 1.27%, dated 7/26/2004, maturing 8/2/2004, maturity value $120,029,733 (10)**
JPMorgan Securities, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004, maturity value $120,029,767 (11)**
Lehman Brothers, Inc., rate of 1.29%, dated 7/30/2004, maturing
   8/2/2004, maturity value $155,016,663 (12)                                                 155,000,000               155,000,000
Lehman Brothers, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,833 (13)**
Merrill Lynch, Pierce, Fenner & Smith, Inc., Avg. rate of 1.28%, dated
   7/30/2004, maturing 8/2/2004, maturity value $100,010,667 (14)
Morgan Stanley & Co., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $150,016,250 (15)                                                 150,000,000               150,000,000
Morgan Stanley & Co., Avg. rate of 1.29%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,030,000 (16)**
RBC Dain Rauscher, Avg. rate of 1.27%, dated 7/26/2004, maturing
   8/2/2004, maturity value $120,029,633 (17)**
Salomon Smith Barney, Inc., Avg. rate of 1.30%, dated 7/26/2004, maturing 8/2/2004, maturity value $200,050,500 (18)**
Societe Generale, Avg. rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $158,941,760(19)
UBS Securities LLC, Avg. rate of 1.31%, dated 7/30/2004, maturing
   8/2/2004, maturity value $180,019,650 (20)
Warburg Securities, rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $110,011,917 (21)                                                 110,000,000               110,000,000
West Deutsche Landesbank, Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004, maturity value $120,029,800 (22)**

   Total Repurchase Agreements (cost $2,148,922,260, 636,112,000                                                    ---------------
     and 2,785,034,260, respectively)                                                                                   636,112,000
                                                                                                                    ---------------

TIME DEPOSIT - 1.2%
Credit Suisse First Boston Corp., 1.45%, 8/2/2004 (cost $50,000,000,
   $0 and $50,000,000, respectively)


Total Investments (cost $3,011,734,932, $1,236,036,856 and
   $4,247,771,788, respectively) - 99.9%                                                                              1,236,036,856
Other Assets and Liabilities - 0.1%                                                                                        (248,323)
                                                                                                                    ---------------
Net Assets 100.0%                                                                                                   $ 1,235,788,533
                                                                                                                    ===============

                                                                                             Evergreen Treasury Fund Pro Forma
===================================================================================================================================
                                                                                            Combined                    Combined
                                                                                         Principal Amount             Market Value
===================================================================================================================================
U.S. TREASURY OBLIGATIONS - 33.2%
U.S. Treasury Bills:
     0.987%, 8/5/2004+                                                                    $   200,000,000           $   199,978,489
     0.989%, 8/26/2004+                                                                       100,000,000                99,932,639
     1.013%, 9/9/2004+                                                                        100,000,000                99,892,479
     1.13% 10/14/2004+                                                                         50,000,000                49,886,431
     1.267%, 8/19/2004+                                                                        50,000,000                49,968,875
                                                                                                                    ---------------
                                                                                                                        499,658,913
                                                                                                                    ---------------
U.S. Treasury Notes:
     1.125%, 6/30/2005                                                                         75,000,000                74,454,384
     1.188%, 11/30/2004                                                                       100,000,000               100,265,943
     1.25%, 5/31/2005                                                                          50,000,000                49,779,955
     1.50%, 7/31/2005                                                                          35,000,000                34,822,103
     1.625, 3/31/2005                                                                          50,000,000                50,088,911
     1.625%, 4/30/2005                                                                         50,000,000                50,097,246
     1.75%, 12/31/2004                                                                         50,000,000                50,055,251
     2.125%, 8/31/2004                                                                        225,000,000               225,158,079
     2.125%, 10/31/2004                                                                       100,000,000               100,217,182
     2.25%, 7/31/2004                                                                         100,000,000               100,000,000
     6.50%, 8/15/2005                                                                          25,000,000                26,115,013
     6.75%, 5/15/2005                                                                          50,000,000                52,024,548
                                                                                                                    ---------------
                                                                                                                        913,078,615
                                                                                                                    ---------------
   Total U.S. Treasury Obligations (cost $812,812,672, $599,924,856
     and $1,412,737,528, respectively)                                                                                1,412,737,528
                                                                                                                    ---------------

REPURCHASE AGREEMENTS* - 65.5%

ABN Amro, Inc., Avg. rate of 1.28%, dated 7/26/2004, maturing 8/2/2004,
   maturity value $120,029,900 (1)**                                                          120,000,000               120,000,000
Bank of America Corp., Avg. rate of 1.28%, dated 7/26/2004, maturing
   8/2/2004, maturity value $120,029,867 (2)**                                                120,000,000               120,000,000
Barclays DeZeote Wedd Securities, 1.28%, dated 7/30/2004, maturing
   8/2/2004, maturity value $160,017,067 (3)                                                  160,000,000               160,000,000
Bear Sterns Co., Inc., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $50,005,417 (4)                                                    50,000,000                50,000,000
Credit Suisse First Boston Corp., Avg. rate of 1.28%, dated
   7/26/2004, maturing 8/2/2004, maturity value $70,017,461 (5)**                              70,000,000                70,000,000
Deutsche Bank AG, Avg. rate of 1.28%, dated 7/26/2004, maturing
   8/2/2004, maturity value $200,049,944 (6)**                                                200,000,000               200,000,000
Dresdner Bank, Inc., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $50,005,417(7)                                                     50,000,000                50,000,000
Goldman Sachs Group, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,867 (8)**                                       120,000,000               120,000,000
Greenwich Capital Markets, rate of 1.30%, dated 7/30/2004,
   maturing 8/2/2004, maturity value $115,012,458 (9)                                         121,112,000               121,112,000
Greenwich Capital Markets, Avg. rate of 1.27%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,733 (10)**                                      120,000,000               120,000,000
JPMorgan Securities, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,767 (11)**                                      120,000,000               120,000,000
Lehman Brothers, Inc., rate of 1.29%, dated 7/30/2004, maturing
   8/2/2004, maturity value $155,016,663 (12)                                                 155,000,000               155,000,000
Lehman Brothers, Inc., Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,833 (13)**                                      120,000,000               120,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., Avg. rate of 1.28%, dated
   7/30/2004, maturing 8/2/2004, maturity value $100,010,667(14)                              100,000,000               100,000,000
Morgan Stanley & Co., rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $150,016,250 (15)                                                 150,000,000               150,000,000
Morgan Stanley & Co., Avg. rate of 1.29%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,030,000 (16)**                                      120,000,000               120,000,000
RBC Dain Rauscher, Avg. rate of 1.27%, dated 7/26/2004, maturing
   8/2/2004, maturity value $120,029,633 (17)**                                               120,000,000               120,000,000
Salomon Smith Barney, Inc., Avg. rate of 1.30%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $200,050,500 (18)**                                      200,000,000               200,000,000
Societe Generale, Avg. rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $158,941,760(19)                                                  158,922,260               158,922,260
UBS Securities LLC, Avg. rate of 1.31%, dated 7/30/2004, maturing
   8/2/2004, maturity value $180,019,650 (20)                                                 180,000,000               180,000,000
Warburg Securities, rate of 1.30%, dated 7/30/2004, maturing
   8/2/2004, maturity value $110,011,917 (21)                                                 110,000,000               110,000,000
West Deutsche Landesbank, Avg. rate of 1.28%, dated 7/26/2004,
   maturing 8/2/2004, maturity value $120,029,800 (22)**                                      120,000,000               120,000,000

   Total Repurchase Agreements (cost $2,148,922,260, 636,112,000                                                    ---------------
     and 2,785,034,260, respectively)                                                                                 2,785,034,260
                                                                                                                    ---------------

TIME DEPOSIT - 1.2%
Credit Suisse First Boston Corp., 1.45%, 8/2/2004 (cost $50,000,000,
   $0 and $50,000,000, respectively)                                                      $    50,000,000           $    50,000,000
                                                                                                                    ---------------

Total Investments (cost $3,011,734,932, $1,236,036,856 and
   $4,247,771,788, respectively) - 99.9%                                                                              4,247,771,788
Other Assets and Liabilities - 0.1%                                                                                       4,106,049
                                                                                                                    ---------------
Net Assets 100.0%                                                                                                   $ 4,251,877,837
                                                                                                                    ===============

+ Rate shown represents the yield to maturity at date of purchase.

* Collateralized by:

(1) $122,012,000 U.S. Treasury Note, 2.75%, 6/30/2006; value including accrued interest is $122,400,224.

(2) $94,967,000 U.S. Treasury Bond, 7.625%, 11/15/2022; value including accrued interest is $122,400,809.

(3) $138,197,000 U.S. Treasury Note, 3.375%, 1/15/2012; value including accrued interest is $163,200,231.

(4) $30,649,000 STRIPS, 0.00%, 11/15/2006; value is $28,698,498. $28,000,000,
STRIPS 0.00%, 05/15/2007; value is $25,660,599.

(5) $73,080,000 U.S. Treasury Note, 3.875%, 2/15/2013; value including accrued interest is $71,402,945.

(6) $399,844,000 STRIPS, 0.00%, 2/15/2020 to 11/15/2001; value $163,251,303.
$27,972,000 U.S. Treasury Bond, 3.875%, 4/15/2029; value including accrued interest is $40,388,180.

(7) $19,650,000 U.S Treasury Note, 3.125%, 10/15/2008; value including accrued interest is $19,471,785. $595,000 U.S. Treasury Note, 3.625%, 7/15/2009; value including accrued interest is $591,601. $30,235,000 U.S. Treasury Note, 4.75%, 05/15/2014; value including accrued interest is $30,939,524.

(8) $175,162,466 STRIPS, 0.00%, 8/15/2011 to 8/15/2020 value is $122,400,000.

(9) $178,810 Principal STRIPS, 8.875%, 02/15/2019; value is $81,694,713.
$145,034,000 Principal STRIPS, 6.75%, 8/15/2026; value is $41,840,858.

(10) $122,290,000 U.S. Treasury Note, 2.50%, 5/31/2006; value including accrued interest is $122,401,304.

(11) $87,617,000 U.S. Treasury Notes, 2.25% to 3.00%, 4/30/2006 to 7/15/2012;
value including accrued interest is $93,091,577. $20,115,000 U.S. Treasury Bond, 3.875%, 4/15/2029; value including accrued interest is $29,308,706.

(12) $2,020,000 U.S. Treasury Bond, 3.625%, 04/15/2028; value including accrued interest is $2,862,196. $61,865,000 U.S. Treasury Note, 3.00%, 07/15/2012; value including accrued interest is $70,424,753. $85,371,000 U.S. Treasury Note, 0.00%, 07/15/2014, value is $84,810,969.

(13) $235,397,138 STRIPS, 0.00%, 2/15/2005 to 2/15/2026; value is $122,400,094.

(14) $102,270,000 U.S. Treasury Bill, 0.00%, 10/7/2004; value is $102,003,072.

(15) $134,430,000 U.S. Treasury Note, 3.00%, 07/15/2012; value including accrued interest is $153,000,901.

(16) $99,155,000 U.S. Treasury Bonds, 6.25% to 7.625%, 11/15/2022 to 2/15/2025;
value including accrued interest is $122,400,472.

(17) $2,850,000 STRIPS, 0.00%, 2/15/2005; value is $2,823,980. $8,000 U.S.
Treasury Note, 4.00%, 6/15/2009; value including accrued interest is $8,119. $88,107,000 U.S. Treasury Bonds, 7.875% to 8.875%, 8/15/2017 to 2/15/2021; value including accrued interest is $119,568,356.

(18) $205,893,168 GNMA, 5.00% to 5.50%, 7/15/2034 to 7/20/2034; value including accrued interest is $204,000,000.

(19) $12,000 U.S. Treasury Bill, 0.00%, 12/9/2004; value is $11,930. $72,670,000
U.S. Treasury Notes, 1.625% to 5.875%, 11/15/2004 to 7/15/2013; value including accrued interest is $74,018,487. $84,014,000 U.S. Treasury Bonds, 6.00% to 10.375%, 11/15/2009 to 2/15/2026; value including accrued interest is $80,077,477.

(20) $679,825,000 STRIPS, 0.00%, 11/15/2027; value is $183,600,329.

(21) $107,445,000 Principal STRIPS, 11.75%, 11/15/2014; value is $86,724,226.
$69,010,000 STRIPS, 0.00%, 05/15/2022; value is 25,477,111.

(22) $94,814,000 U.S. Treasury Bonds, 6.125% to 8.125%, 5/15/2021 to 8/15/2029;
value including accrued interest is $122,400,874.

** Variable rate repurchase agreement with rates which reset daily. The rate shown represents an average of the daily rates over the term of the agreement.

Summary of Abbreviations

GNMA    Government National Mortgage Association
STRIPS  Separately Traded Registered Interest and Principal Securities

See Notes to Pro Forma Combining Financial Statements

Evergreen Treasury Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
July 31, 2004

                                                   Evergreen         SouthTrust U.S.                        Evergreen Treasury
                                                 Treasury Fund       Treasury Fund       Adjustments          Fund Pro Forma
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value              $  862,812,672      $  599,924,856                           $1,462,737,528
Investments in repurchase agreements              2,148,922,260         636,112,000                            2,785,034,260
Cash                                                          0             447,834                                  447,834
Receivable for Fund shares sold                          11,739                   0                                   11,739
Interest receivable                                   6,663,970             410,566                                7,074,536
Prepaid expenses and other assets                         5,633              90,960                                   96,593
----------------------------------------------------------------------------------------------------------------------------
     Total assets                                 3,018,416,274       1,236,986,216                            4,255,402,490
----------------------------------------------------------------------------------------------------------------------------
Liabilities
Dividends payable                                     1,613,213             593,925                                2,207,138
Payable for Fund shares redeemed                         52,782                   0                                   52,782
Advisory fee payable                                     76,643                   0                                   76,643
Distribution Plan expenses payable                       47,008                   0                                   47,008
Due to other related parties                             16,172                   0                                   16,172
Accrued expenses and other liabilities                  521,152             603,758                                1,124,910
----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                2,326,970           1,197,683                                3,524,653
----------------------------------------------------------------------------------------------------------------------------
Net assets                                       $3,016,089,304      $1,235,788,533                           $4,251,877,837
============================================================================================================================

Net assets represented by
Paid-in capital                                  $3,016,070,222      $1,235,713,883                           $4,251,784,105
Undistributed net investment income                      19,082              74,650                                   93,732
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $3,016,089,304      $1,235,788,533                           $4,251,877,837
============================================================================================================================

Class A
Net assets                                       $  454,227,144                                               $  454,227,144
Shares of beneficial interest outstanding           454,417,254                                                  454,417,254
Net asset value                                  $         1.00                                               $         1.00

Class S
Net assets                                       $  728,618,627                                               $  728,618,627
Shares of beneficial interest outstanding           728,618,639                                                  728,618,639
Net asset value                                  $         1.00                                               $         1.00

Class I
Net assets                                       $1,833,243,533                        $ 1,235,788,533 a      $3,069,032,066
Shares of beneficial interest outstanding         1,833,284,947                          1,235,787,169 a       3,069,072,116
Net asset value                                  $         1.00                                               $         1.00

SouthTrust U.S. Treasury Fund Shares
Net assets                                                           $1,235,788,533    $(1,235,788,533) a
Shares of beneficial interest outstanding                             1,235,787,169     (1,235,787,169) a
Net asset value                                                      $         1.00

a Reflects the impact of converting shares of the target fund into shares of the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Treasury Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year ended July 31, 2004

                                                                                                                 Evergreen
                                                           Evergreen      SouthTrust U.S.                      Treasury Fund
                                                         Treasury Fund     Treasury Fund     Adjustments         Pro Forma
----------------------------------------------------------------------------------------------------------------------------
Investment income
Interest                                                $  34,185,157     $  12,735,198     $          0       $  46,920,355
----------------------------------------------------------------------------------------------------------------------------
Expenses
Advisory fee                                               10,006,064         6,330,657      (2,451,260)  a       13,885,461
Distribution Plan expenses
  Class A                                                   1,670,006                 0               0            1,670,006
  Class S                                                   5,568,346                 0               0            5,568,346
  SouthTrust U.S. Treasury Fund                                     0         3,165,328      (3,165,328)  b                0
Administrative services fee                                 1,935,088         1,193,855        (441,434)  a        2,687,509
Transfer agent fees                                           974,419            31,854         (31,290)  a          974,983
Trustees' fees and expenses                                    38,058            87,923         (70,210)  a           55,771
Printing and postage expenses                                 131,161            45,575         (18,652)  c          158,084
Custodian and accounting fees                                 844,851           469,766        (204,068)  a        1,110,549
Registration and filing fees                                   78,000            37,527         (37,527)  c           78,000
Professional fees                                              35,943            24,447         (15,279)  c           45,111
Other                                                         175,269           103,854        (103,854)  c          175,269
--------------------------------------------------------------------------------------------------------       -------------
Total expenses                                             21,457,205        11,490,786       (6,538,902)         26,409,089
Less: Expense reductions                                       (8,804)                0                0              (8,804)
        Fee waivers and expense reimbursements               (387,486)       (4,304,846)       4,304,846  d         (387,486)
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                               21,060,915         7,185,940       (2,234,056)         26,012,799
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                      13,124,242         5,549,258        2,234,056          20,907,556
============================================================================================================================
Net increase in net assets resulting from operations    $  13,124,242     $   5,549,258     $  2,234,056       $  20,907,556
============================================================================================================================


a Reflects a decrease based on the combined asset level of the surviving fund. b Reflects an elimination of expenses not incurred by the surviving fund.
c Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
d Reflects an adjustment for fee waivers necessary for the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Treasury Money Market Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)

      1.    Basis of Combination

            The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Treasury Money Market Fund ("Evergreen Treasury Fund") and SouthTrust U.S. Treasury Money Market Fund ("SouthTrust U.S. Treasury Fund") at July 31, 2004 and for the period then ended.

            The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of SouthTrust U.S. Treasury Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of SouthTrust U.S. Treasury Fund by Evergreen Treasury Fund, in exchange for Class I shares of Evergreen Treasury Fund. Thereafter, there will be a distribution of Class I shares of Evergreen Treasury Fund to the shareholders of SouthTrust U.S. Treasury Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of SouthTrust U.S. Treasury Fund will become the owners of that number of full and fractional Class I shares of Evergreen Treasury Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that SouthTrust U.S. Treasury Fund shares are exchanged for Class I shares of Evergreen Treasury Fund.

            The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

            The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of SouthTrust U.S. Treasury Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Treasury Fund. As of July 31, 2004, securities held by SouthTrust U.S. Treasury Fund would comply with the compliance guidelines and investment restriction of Evergreen Treasury Fund.

            The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

      2.    Significant Accounting Policies

            The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

            a.    Valuation of investments

                  As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

                  Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

            b.    Repurchase Agreements

                  Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

            c.    Federal taxes

                  The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

                  Evergreen Treasury Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

      3.    Shares of Beneficial Interest

            The Pro Forma net asset values per share assume the issuance of Class I shares of Evergreen Treasury Fund which would have been issued at July 31, 2004 in connection with the proposed Reorganization. Shareholders of SouthTrust U.S. Treasury Fund would receive Class I shares of Evergreen Treasury Fund based on conversion ratios determined on July 31, 2004. The conversion ratios are calculated by dividing the net asset value per share of SouthTrust U.S. Treasury Fund by the net asset value per share of Class I of Evergreen Treasury Fund.

            The Pro Forma shares of beneficial interest outstanding assume the issuance of 1,235,787,169 shares of SouthTrust U.S. Treasury Fund resulting in 4,252,108,009 shares outstanding after the Reorganization.


      4.    Pro Forma Operations

            The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined Pro Forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Treasury Fund for the twelve months ended July 31, 2004 and to the average net assets of SouthTrust U.S. Treasury Fund for the twelve months ended July 31, 2004. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

                                     PART C

                          EVERGREEN MONEY MARKET TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on May 26, 2004, Registration No.333-42181.

2. Bylaws (Amended & Restated). Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 12, 2001, Registration No. 333-42181.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Money Market Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, Included as part of Exhibit 1. and Exhibit 2 above.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Money Market Trust. Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on May 26, 2004, Registration No. 333-42181.

7(a) Principal  Underwriting  Agreement between Evergreen  Investment  Services,
     Inc. and Evergreen Money Market Trust for Classes A, B, C, I, S and S1. Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on May 26, 2004, Registration No. 333-42181.

7(b) Dealer Agreement (Amended) used by Evergreen Distributor, Inc. Incorporated by reference to Evergreen Money Market Trust's Registration Statement on Form N-1A filed on December 12, 1997, Registration No. 333-42181.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 12, 2001, Registration No. 333-42181.

9. Custodian Agreement between State Street Bank and Trust Company and Evergreen Money Market Trust. Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on May 31, 1998, Registration No. 333-42181.

10(a)Rule 12b-1 Distribution Plans for Classes A, B, C, S and S1. Incorporated by reference to Evergreen Money Market Trust's Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on June 25, 2001, Registration No. 333-42181.

10(b)Multiple Class Plan.  Incorporated  by reference to Evergreen  Money Market
     Trust's Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on May 26, 2004, Registration No. 333-42181

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Money Market Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121412.

12. Tax Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Money Market Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121412.

13.  Not applicable.

14(a)Consent of KPMG LLP.  (Relating to financial  statements of SouthTrust U.S.
     Treasury Money Market Fund) Incorporated by reference to Evergreen Money Market Trust's Registration Statement on Form N-14AE filed on December
     17, 2004, Registration No. 333-121412.

14(b)Consent of KPMG LLP.  (Relating to financial  statements of Evergreen
     Treasury Money Market Fund) Incorporated by reference to Evergreen Money Market Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121412.

15.  Not applicable.

16.  Not applicable.

17.  Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of February 2005.

                                         EVERGREEN MONEY MARKET TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of February, 2005.

/s/ Dennis  H. Ferro              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
Dennis  H. Ferro*                  Michael H. Koonce*                Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Executive Officer)                                           (Principal Financial and Accounting
                                                                    Officer)

 /s/ Charles A. Austin III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell          /s/ Russell A. Salton, III MD      /s/ Richard K. Wagoner
-----------------------------    -------------------------------    ---------------------------------
Gerald M. McDonnell*             Russell A. Salton, III MD*         Richard K. Wagoner*
Trustee                          Trustee                            Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson          /s/ Leroy Keith, Jr.
------------------------------   ------------------------------    ---------------------------------
Michael S. Scofield*              David M. Richardson*             Leroy Keith, Jr.*
Chairman of the Board             Trustee                          Trustee
and Trustee


/s/ Richard J. Shima             /s/ Shirley L. Fulton
------------------------------   ------------------------------
Richard J. Shima*                 Shirley L. Fulton*
Trustee                           Trustee

*By: /s/ Maureen E. Towle
----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT


17       Proxy Card

                                   EXHIBIT 17
                               FORM OF PROXY CARD

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                   SOUTHTRUST U.S. TREASURY MONEY MARKET FUND

                          A series of SouthTrust Funds

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 16, 2005


     The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund"), a series of SouthTrust Funds, that the undersigned is entitled to vote at the special meeting of shareholders of SouthTrust Fund to be held at 2:00 p.m., Eastern time on March 16, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                     Date                 , 2005

                                     ----------------------------------------

                                     ----------------------------------------
                                     Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - --

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SOUTHTRUST FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF SOUTHTRUST FUNDS RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X



     1. To approve an Agreement and Plan of Reorganization whereby Evergreen Treasury Money Market Fund ("Evergreen Fund"), a series of Evergreen Money Market Trust will (i) acquire all of the assets of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN



       2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

                     ---- FOR        ---- AGAINST      ---- ABSTAIN


         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                      ---- FOR        ---- AGAINST      ---- ABSTAIN